UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
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Soliciting Material under §240.14a-12

MOLSON COORS BEVERAGE COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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MOLSON COORS beverage company

2024

Notice of Annual Meeting of Stockholders and Proxy Statement

MAY 15, 2024 | 11:00 A.M. MDT

Geoffrey E. Molson Chair	David S. Coors Vice Chair	P.O. Box 4030 BC555 Golden, Colorado 80401 USA 111 Blvd. Robert-Bourassa 9th Floor Montréal, Québec H3C 2M1 Canada

Dear Fellow Molson Coors Beverage Company Stockholders,

We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders (Annual Meeting), which will be held on Wednesday, May 15, 2024, at 11:00 a.m., Mountain Daylight Time, at our Golden Brewery, 13th Street & Ford Street, Golden, Colorado 80401, USA. Molson Coors Beverage Company (Molson Coors, Company, we, us or our) traditionally alternates its annual meetings between its two principal executive offices in Montréal, Québec, and Golden, Colorado.

The attached 2024 Notice of Annual Meeting and Proxy Statement explains our voting procedures, describes the business we will conduct at the Annual Meeting, and provides information about our Company that you should consider when you vote your shares.

2023 – Another Year of Growth(1)

Molson Coors delivered an incredible year of growth in 2023. We entered the year with strong momentum built on: the strength of our core power brands; our rapidly growing above premium portfolio; our enhanced commercial and supply chain capabilities; and our vastly improved financial flexibility. By capitalizing on that momentum in 2023, we were able to achieve our second consecutive year of both top- and bottom-line growth with net sales revenue growth of 9.3% and underlying income before income tax growth of 36.9%(2), both on a constant currency basis(3). This is an excellent illustration of our strategy at work.

Molson Coors achieved brand volume, volume share, and net sales growth in each of its three largest global markets in 2023. We have beloved and iconic brands, an exciting innovation pipeline, compelling commercial programing, strong and supportive distributor partners, and the financial flexibility to balance growth with reinvestment. This gives us confidence in our ability to deliver continued growth in 2024.

2023 was certainly an unusual year in the U.S. beer industry, as we saw a major shift in consumer purchasing habits that largely impacted the premium segment. And Molson Coors was well positioned to benefit from this trend. Despite the major shifts in consumer preferences we have seen in U.S. beer, Molson Coors’ positive results were not driven by a few brands or even a single market showing strength. Rather, Molson Coors achieved brand volume, volume share, and net sales growth in each of its three largest global markets in 2023.

To further expand, the net sales revenue growth was driven by: favorable global net pricing; Americas’ volume growth supported by the incredible work of our supply chain team to meet the elevated demand; and, positive sales mix. Furthermore, our cost savings efforts and volume leverage meaningfully offset continued input cost inflation and robust reinvestment in our business to support our strong momentum resulting in significant operating margin expansion.

(1)	Please refer to our Annual Report on Form 10-K filed on February 20, 2024 for more information regarding our performance and financial results for the year ended December 31, 2023 and comparisons to prior periods.
(2)	Underlying income before income taxes is a non-GAAP measure. See Annex A to the accompanying Proxy Statement for the definition of underlying income before income taxes as well as a reconciliation to the most directly comparable generally accepted accounting principles (GAAP) measure.
(3)	Constant currency is a non-GAAP measure. See Annex A to the accompanying Proxy Statement for the definition of constant currency.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	2

Underpinning our performance were our core power brands. Coors Light and Miller Lite grew U.S. brand volumes close to double digits and Coors Banquet performed even better. Molson Canadian brands, Carling, and Ožujsko, which are leaders in their respective markets, also performed strongly. And our highly successful above premium innovations like Simply Spiked and Madrí also contributed to our positive results.

Our work over the last several years has enabled us to improve our position in the industry, strengthen our balance sheet, invest in the growth of our business and our people, and drive shareholder value.

In 2023, we deployed nearly $700 million in capital primarily to support productivity improvements and cost savings, and enhance our capabilities. And, under our string of pearls approach to M&A, we advanced our strategic growth initiatives with the acquisition of Blue Run Spirits and the increase of our investment in ZOA energy drinks. We also continued to reduce our net debt.  At year end, we had lowered our net debt to underlying EBITDA ratio to 2.2x, which aligns with our long-term target of less than 2.5x(4). Additionally, we returned significant cash to our shareholders. We again raised our dividend in 2023, increasing it by 8%, and announced a new and meaningfully larger share repurchase program in October. We intend to execute our newly authorized $2 billion repurchase program in a systemic and opportunistic way over its five-year term.

Advancing Toward our Sustainability Goals

As one of the world’s largest global beverage companies, we have a long history of sustainability and are committed to driving long-lasting, meaningful change by incorporating sustainability into our business, as detailed in Our Imprint Report(5). We are making progress against our goals through 2025 and working to expand our strategy through 2030.

In fact, in an effort to best ensure we have strong oversight and management of our programs and accelerate progress toward our 2025 goals, starting in 2022 and continuing in 2023 and 2024, we have based a portion of the short-term compensation for the top senior leaders in our organization on a number of quantitative People & Planet metrics, including emissions, water use, employee culture, and safety.

Looking Ahead – Confident in Continued Growth

We enter 2024 with significant momentum that we expect to continue. We have beloved and iconic brands, an exciting innovation pipeline, compelling commercial programing, strong and supportive distributor partners, and the financial flexibility to balance growth with reinvestment. This gives us confidence in our ability to deliver continued growth in 2024.

Of course, none of this would be possible without the contributions of our over 16,000 dedicated employees, our valued partners, and our best-in-class and supportive customer network. We are thankful to you all for your enduring support.

As is noted in our proxy materials, Louis Vachon retired from the Board in December 2023. Louis has been an invaluable member of our Board for more than a decade, and his insight, candor and expertise have bettered Molson Coors in countless ways. We are grateful for his positive impact on our business. We are also excited to welcome Jill Timm as a new Director of Molson Coors. Jill was appointed to the Board in December 2023 and will be standing for election for the first time. Her experience across finance, accounting, tax, investor relations, and corporate strategy is both broad and deep, and her perspective will be valuable as Molson Coors looks to accelerate its growth in 2024 and beyond.

We look forward to welcoming you to the Annual Meeting and encourage you to review our proxy materials and the voting instructions on the following pages to ensure that your shares are represented. On behalf of all of us at Molson Coors, we thank you for your continued support.

Sincerely,

Geoffrey E. Molson Chair	David S. Coors Vice Chair

April 3, 2024

(4)	Net debt and net debt to underlying earnings before interest, taxes, depreciation, and amortization are non-GAAP measures. See Annex A to the accompanying Proxy Statement for the definition of net debt and net debt to underlying earnings before interest, taxes, depreciation, and amortization as well as a reconciliation to the most directly comparable GAAP measure.
(5)	The information provided in Our Imprint Report is not part of the accompanying Proxy Statement and is not incorporated by reference as part of the Proxy Statement.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	3

Special Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, we may also provide oral or written forward-looking statements in other materials we release to the public. Such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.

Statements that refer to, among other things, projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. In addition, statements that we make in this Proxy Statement that are not statements of historical fact may also be forward-looking statements. Words such as “expects,” “intend,” “goals,” “plans,” “believes,” “continues,” “may,” “anticipate,” “seek,” “estimate,” “outlook,” “trends,” “future benefits,” “potential,” “projects,” “strategies,” “implies,” and variations of such words and similar expressions are intended to identify forward-looking statements. Forward-looking and other statements in this Proxy Statement regarding our environmental and sustainability plans and goals are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the Securities and Exchange Commission (SEC).

Forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those indicated (both favorably and unfavorably). These risks and uncertainties include, but are not limited to, those described in Part I—Item 1A “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and those described from time to time in our past and future reports filed with the SEC. Caution should be taken not to place undue reliance on any such forward-looking statements. Forward-looking statements speak only as of the date when made and we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	5

Proxy Materials and Voting Information	82
Corporate Structure, Common Stock and Exchangeable Shares	89
Board Communications, Stockholder Proposals and Company Documents	91

OTHER BUSINESS	92

ANNEX A	93
Use of Non-GAAP Measures	93
Reconciliation to Nearest U.S. GAAP Measures	94

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2024 Notice of Annual Meeting of Stockholders

Time and Date May 15, 2024 11:00 a.m., Mountain Daylight Time	Place Golden Brewery 13th Street & Ford Street Golden Colorado 80401 USA	Record Date March 22, 2024

Important Parking Information: If you plan on attending the Annual Meeting, please park in the Coors Brewery Tour parking lot at the corner of 13th Street and Ford Street in Golden, Colorado. A complimentary shuttle will transport you to the Annual Meeting location.

The 2024 Annual Meeting of Stockholders (Annual Meeting) of Molson Coors Beverage Company (Company, we, us or our) will be held for the following purposes:

PROPOSAL NO. 1 To elect the 14 director nominees identified in the accompanying Proxy Statement.	PROPOSAL NO. 3 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL NO. 2 To approve, in a non-binding advisory vote, the compensation of the named executive officers (NEOs).

And to transact such other business as may be brought properly before the Annual Meeting and any and all adjournments or postponements thereof.

PLEASE NOTE: The Annual Meeting is expected to last less than 30 minutes.

Record Date

Stockholders of record at the close of business on March 22, 2024 (Record Date) are entitled to receive notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

For a detailed description of our classes of stock and the exchangeable shares issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary, please refer to the “Questions and Answers” section of this Proxy Statement.

Notice of Internet Availability of Proxy Materials

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting on or about April 3, 2024. The Notice of Internet Availability will explain how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and how to vote.

Voting Your Shares

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, your vote is important to us. We urge you to review our proxy materials and promptly submit your proxy/voting instructions by telephone or via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting, even if you cannot personally attend.

Thank you for your interest in our Company. We look forward to seeing you at the Annual Meeting.

By order of our Board of Directors, Molson Coors Beverage Company

Dated: April 3, 2024

Natalie Maciolek
Chief Legal & Government Affairs Officer and Secretary

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Proxy Statement

The Board of Directors (Board) of Molson Coors Beverage Company (Molson Coors, Company, we, us or our) is furnishing this Proxy Statement in connection with the solicitation of proxies for use at the 2024 Annual Meeting of Stockholders (Annual Meeting), which will be held on May 15, 2024, at 11:00 a.m., Mountain Daylight Time, at our Golden Brewery, 13th Street & Ford Street, Golden, Colorado 80401. The proxies may also be voted at any adjournments or postponements of the Annual Meeting.

We have dual principal executive offices located at P.O. Box 4030, BC555, Golden, Colorado 80401 USA and 111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, H3C 2M1 Canada (Principal Executive Offices).

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting, containing instructions on how to access our proxy materials and vote, on or about April 3, 2024.

Advance Voting Methods

Even if you plan to attend the Annual Meeting, please vote right away using one of the following voting methods (see the “Questions and Answers” section of this Proxy Statement for additional details). Make sure to have your proxy/voting instruction card in hand and follow the instructions.

You can vote in advance in one of the following three ways:

VIA THE INTERNET Visit the website listed on your proxy/voting instruction card	BY TELEPHONE Call the telephone number listed on your proxy/voting instruction card	BY MAIL Sign, date and return your proxy/voting instruction card in the enclosed envelope
All properly executed proxies delivered by mail, and all properly completed proxies submitted via the Internet or by telephone that are delivered pursuant to this solicitation, will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is properly revoked prior to completion of voting at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2024
The Notice of Annual Meeting, this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (Annual Report) are available at www.proxyvote.com.

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Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Overview of Voting Matters and Board Recommendations

Proposal	Recommendation	Page of Proxy
Election of 14 director nominees (Proposal No. 1)	FOR all director nominees	15
Advisory approval of named executive officer (NEO) compensation (Proposal No. 2)	FOR	45
Ratification of appointment of PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3)	FOR	77

Corporate Governance Highlights — Page 25

We are committed to strong corporate governance, sustainability and the accountability of our Board and our senior management team to our stockholders. Highlights of our corporate governance program include:

•	Recent Board refreshment efforts, in part as a result of stockholder dialogue, which increased the number of women directors to four and the number of ethnically or racially diverse directors to three;
•	Formal incorporation of environmental, social and governance (ESG, which we refer to as People & Planet) priorities and metrics into the Company’s culture and values, as well as short-term incentive awards for the top senior leaders in our organization;
•	Regular Board and committee review of our significant People & Planet, and human capital matters, corporate citizenship, social responsibility, environmental matters, and public policy issues;
•	Separation of our Chief Executive Officer (CEO) and Board Chair positions;
•	Regular executive sessions of independent directors at Board meetings that are chaired by the independent director member of the Governance Committee (the Independent Governance Committee Member);
•	Independent Governance Committee Member reviews and approves Board and committee agendas, together with the Board Chair and the Vice Chair;
•	Ongoing review and annual assessment of Board composition and refreshment matters, including diversity of opinion, personal and professional background and experience, as well as diversity of gender, race or ethnicity, nationality, age and country of origin;
•	Active stockholder engagement;
•	Significant director and executive officer stock ownership requirements;
•	Annual Board and committee self-evaluations and regular discussions and feedback aimed at enhancing Board and committee effectiveness;
•	Robust director orientation and continuing education programs;
•	Strong anti-pledging policy and prohibition on hedging and short sales;
•	An age 72 retirement policy for independent directors as detailed further in the “Board Composition and Refreshment” section of this Proxy Statement;
•	Annual advisory vote by Class A and Class B stockholders, voting together as a single class, to approve the compensation of our named executive officers (NEOs);
•	Annual election of all directors;
•	Independent Audit, Compensation and Human Resources (Compensation & HR) and Finance committees; and
•	Majority independent Board.

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Director Nominee Highlights — Page 15

2024 Nominees For Class A Directors

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Julia M. Brown	54	2021	CEO, JMB Legacy Consulting LLC; Former Chief Procurement Officer of multiple global companies	Compensation & HR
David S. Coors	42	2020	Executive Chairman, Coors Spirits Co.	Governance
Peter H. Coors	77	2005	Former Chair and Executive of Molson Coors	Governance
Mary Lynn Ferguson-McHugh	64	2015	Former CEO, Family Care and New Business, The Procter & Gamble Company	Compensation & HR
Gavin D.K. Hattersley	61	2019	President and CEO, Molson Coors	None
Andrew T. Molson	56	2005	Partner and Chairman, AVENIR GLOBAL	Governance
Geoffrey E. Molson	53	2009	General Partner, President and CEO, CH Group Limited Partnership	Governance
Nessa O’Sullivan	59	2020	Former CFO and Executive Director, Brambles Limited	Audit; Finance
Jill Timm	50	2023	CFO, Kohl’s Corporation	None
Leroy J. Williams, Jr.	59	2022	CEO, CyberTekIQ, LLC	Audit; Finance
James “Sandy” A. Winnefeld, Jr.	67	2020	National Security and Business Consultant	Audit; Compensation & HR

2024 Nominees For Class B Directors

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Roger G. Eaton	63	2012	Former CEO of KFC, a division of Yum! brands	Audit; Finance
Charles M. Herington	64	2005	Chief Operating Officer, Vice Chairman and President of Global Operations, Zumba Fitness, LLC	Audit; Finance
H. Sanford Riley	73(2)	2005	President and CEO, Richardson Financial Group Limited	Compensation & HR; Governance

(1)	Age as of the Record Date (as defined herein).
(2)	Upon the recommendation of the members of the Governance Committee other than Mr. Riley, the Board approved a limited exception to its retirement age policy for Mr. Riley. See the “Board Composition and Refreshment” section of this Proxy Statement for more information regarding this exception and our director retirement policy in general.

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2024 Director Nominee Snapshot

Diversity and Tenure

(1)	Includes director nominees who hold a non-U.S. passport, including individuals that also hold a U.S. passport.
(2)	Tenure measured from the February 2005 merger of Molson Inc. with and into Adolph Coors Company LLC through the Record Date.

Skills and Experience

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2023 Compensation Highlights — Page 46

Executive Compensation Philosophy

We ask our stockholders annually to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs. We provide our NEOs with short- and long-term compensation opportunities that encourage increasing Company performance to enhance stockholder value while avoiding excessive risk-taking. We maintain compensation plans that tie a substantial portion of our NEOs’ overall target annual compensation to the achievement of corporate and individual performance goals over both short- and long-term periods. The Compensation & HR Committee employs multiple performance measures and strives to award an appropriate mix of annual and long-term equity incentives to avoid overweighting short-term objectives. Our Board, primarily through the Compensation & HR Committee, defines and oversees our executive compensation program, which is based on a pay-for-performance philosophy and is designed to accomplish the following goals:

Pay for Performance
Compensation Competitive with the Market
Every Compensation Element Should Serve a Purpose

Executive Compensation Governance Practices

What We Do	What We Don’t Do
Tie a significant portion of compensation to performance	Design our executive compensation program to encourage excessive risk taking
Use a balance of short- and long-term incentive awards with diverse performance metrics for both	Re-price stock options without stockholder approval
Award incentive compensation subject to clawback policies	Provide excise tax gross ups to executives
Consider peer group and comparable industry data in setting compensation	Allow hedging of Company stock
Establish significant executive and director stock ownership guidelines and evaluate compliance annually	Award excessive perquisites
Retain an independent compensation consultant	Offer excessive change in control or severance benefits
Actively engage with investors regarding executive compensation and governance practices	Pay dividends or dividend equivalents prior to vesting of stock awards
Base a portion (10%) of the short-term incentive awards on a scorecard composed of certain quantitative People & Planet metrics

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Executive Compensation Performance Measures & Results

Performance Measures

Collectively, the metrics for our short- and long-term incentive programs inspire our executive team to focus on earning more, using less, and investing wisely. The performance measures are explained in detail below.

Business Goal	Performance Measures	Drivers
Earn More	Adjusted Underlying Income Before Income Taxes,
Adjusted Underlying Free Cash Flow (FCF),
Adjusted Net Sales Revenue (NSR),
Adjusted Net Sales Revenue per Hectoliter (NSR / HL), Profit After Capital
	Charge (PACC) & Relative Total Shareholder Return (TSR)	• Build extraordinary brands • Strengthen customer excellence • Drive disruptive growth
Use Less	Adjusted Underlying Income Before Income Taxes, Adjusted Underlying FCF, PACC & Relative TSR	• Drive synergies and cost savings • Increase productivity • Increase efficiency of spend
Invest Wisely	Adjusted Underlying Income Before Income Taxes, Adjusted Underlying FCF, PACC & Relative TSR	• Brand-led growth opportunities • Strengthen balance sheet

Molson Coors Incentive Plan (MCIP) and Performance Share Unit (PSU) Metrics and Highlights

2023 MCIP Metric (Weight)(1),(2)	2023 Overall Company Highlights(3)
Adjusted Underlying Income Before Income Taxes (22.5%)	Underlying Income Before Income Taxes of $1,531 million exceeded our 2023 MCIP maximum driven by higher financial volumes, favorable net pricing to customers, lower cost of goods sold per hectoliter, and favorable net interest, partially offset by higher MG&A spend.
Adjusted Underlying FCF (22.5%)	Underlying FCF of $1,420 million was higher than 2022 and above our 2023 MCIP maximum, primarily due to higher net cash provided by operating activities.
Adjusted NSR (22.5%)	Net sales increased 9.3% on a constant currency basis(3) from 2022 and was above our 2023 MCIP maximum, primarily due to higher financial volumes and positive net pricing.
Adjusted NSR / HL (22.5%)	NSR / HL on a brand volume basis in constant currency basis(3) increased 7.4%, which exceeded our 2023 MCIP maximum, primarily due to positive net pricing.
People & Planet Scorecard (10%)	We made progress on our People & Planet metrics but in the aggregate had mixed results.
2021 to 2023 PSU Metric(1),(4)	2021 to 2023 Highlights
Relative TSR	Relative TSR over the three-year performance period was in the 90th percentile relative to the companies in the S&P 500 Consumer Staples Index at the end of the performance period, which achieved maximum level performance.
Adjusted Cumulative NSR	We achieved slightly above target level performance on 2021-2023 Adjusted Cumulative NSR.
PACC	We achieved slightly below target level performance on 2021-2023 PACC.
(1)	Performance measures with the exception of Relative TSR, are non-GAAP, and such non-GAAP performance measures are adjusted for goodwill and other intangible and tangible asset impairments, changes in foreign currency movement versus the comparable period, unrealized mark-to-market gains and losses, among other adjustments, as well as other adjustments to provide period-over-period comparability. See “2023 MCIP Performance Metrics” and “Long-Term Incentive (LTIP) Results” sections of this Proxy Statement for definitions of these non-GAAP performance measures.
(2)	See the “Annual Incentives” and “Long-Term Incentives” sections of this Proxy Statement for further information about our MCIP, LTIP and actual performance.
(3)	Constant currency is a non-GAAP measure. See Annex A to this Proxy Statement for the definition of constant currency.
(4)	These PSUs were granted in 2021 for the 2021-2023 performance period. Each of our NEOs other than Ms. Maciolek (who joined the Company in 2023) received these awards.

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Named Executive Officers (NEOs) for 2023

Name	Title
Gavin D.K. Hattersley	President and CEO
Tracey I. Joubert	Chief Financial Officer (CFO)
Michelle St. Jacques	Chief Commercial Officer(1)
Natalie Maciolek	Chief Legal & Government Affairs Officer(2)
Sergey Yeskov	President & CEO of Molson Coors EMEA&APAC
(1)	Effective March 1, 2023, Ms. St. Jacques was appointed the Company’s Chief Commercial Officer. Ms. St. Jacques previously served as the Company’s Chief Marketing Officer from November 2019 to February 2023.
(2)	Effective September 5, 2023, Ms. Maciolek was appointed the Company’s Chief Legal & Government Affairs Officer.

MCIP and PSU Performance Results

Incentive Plan	Affected NEOs	Performance Result
2023 Enterprise MCIP	Hattersley, Joubert, Maciolek	185%
2023 Americas MCIP	St. Jacques	175%
2023 EMEA&APAC MCIP	Yeskov	156%
2021 to 2023 PSUs	Hattersley, Joubert, St. Jacques, Yeskov	152%

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Proposal No. 1 — Election of Directors

At the Annual Meeting, the holders of the Class A common stock and the Special Class A voting stock (as instructed by the holders of Class A exchangeable shares) (collectively, the Class A Holders) may not cast votes for a greater number of director nominees than the 11 Class A nominees named in this Proxy Statement, and the holders of the Class B common stock and the Special Class B voting stock (as instructed by the holders of the Class B exchangeable shares) (collectively, the Class B Holders) may not cast votes for a greater number of director nominees than the three Class B nominees named in this Proxy Statement. Each of the director nominees has consented to serve if elected. If any nominee becomes unavailable to serve as a director, a substitute nominee may be designated. In that case, the individuals named as proxies will vote for the substitute nominees designated.

When determining the appropriate size of the Board, one objective is to fix a size that facilitates substantive discussions by the whole Board in which each director can participate meaningfully. Our Board has currently set the number of directors at 15, consisting of 12 Class A directors and three Class B directors. However, only 14 directors are being nominated for election at the Annual Meeting, leaving one Class A director vacancy, which must be held by a member of management according to our Restated Certificate of Incorporation, as amended to date (Restated Certificate of Incorporation). Our Board does not currently plan to fill this Class A director vacancy.

Our Restated Certificate of Incorporation and Amended and Restated Bylaws, as amended and restated to date (Bylaws) allow for our Board to change its size by resolution which must be approved by at least two-thirds of the authorized number of directors (including vacancies). However, any decrease in the number of directors to less than 15 must be approved by the holders of the Class A common stock and Special Class A voting stock, voting together as a class. In addition, any increase in the number of directors must be divisible by three, with one-third of such new directorships to be filled by the Governance Committee, one-third of such directorships to be filled by the Class A-C Nominating Subcommittee, and one-third of such directorships to be filled by the Class A-M Nominating Subcommittee.

The following summaries set forth certain biographical information regarding each director nominee, including the particular knowledge, qualifications or areas of expertise considered for nomination to our Board. For more information on how the nominees are selected, please refer to the “Nomination Process” section of this Proxy Statement.

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2024 Nominees for Class A Directors

Age 54 Director of Molson Coors since: 2021 Independent Director	JULIA M. BROWN

SKILLS AND QUALIFICATIONS:

•

Multi-brand international company experience

•

Consumer-packaged goods experience

•

Food and beverage company experience

•

Operations, supply chain and procurement experience

•

Commercial and transformation experience

•

M&A experience

•

Global sustainability experience

•

Outside public board experience

COMMITTEE ASSIGNMENT:

•

Compensation & HR

U.S. PUBLIC COMPANY BOARDS:

•

Solo Brands, Inc. (NYSE: DTC) since 2021

•

Perrigo Company plc (NYSE: PRGO) since 2023

U.K. PUBLIC COMPANY BOARDS:

•

Ocado Group plc (LSE: OCDO) since 2023

FORMER U.S. PUBLIC COMPANY BOARDS:

•

The Honest Company, Inc. (Nasdaq: HNST) 2022 – 2023

PROFESSIONAL EXPERIENCE:

•

JMB Legacy Consulting LLC, a consulting firm (2021 – Present)

•

CEO & Founder (2021 – Present)

•

Mars Wrigley, a division of Mars, Incorporated, a global manufacturer of confectionery, food, and pet care products and services (2020 – 2021)

•

Chief Procurement Officer (2020 – 2021)

•

Carnival Corporation & plc (NYSE: CCL), a global cruise company and leisure travel company (2015 – 2020)

•

Chief Procurement Officer (2015 – 2020)

•

Kraft Foods (Nasdaq: KHC), a global food and beverage company, and then Mondelēz International, Inc. (Nasdaq: MDLZ), a global snack company, when it was spun off from Kraft Foods Inc. in 2012 (2008 – 2015)

•

Chief Procurement Officer (2008 – 2015)

•

The Clorox Company (NYSE: CLX), a global manufacturer and marketer of consumer and professional products (2005 to 2008)

•

Vice President, Corporate Procurement and Contract Manufacturing (2005 – 2008)

•

The Gillette Company, Inc., a manufacturer of safety razors and other personal care products (2004 – 2005)

•

Senior Director, Procurement, Global Direct Materials and Strategic Sourcing (2004 – 2005)

•

Diageo plc (NYSE: DEO), an alcoholic beverage company (1999 – 2003)

•

Director, Procurement, Acquisition Integration and Development (2001 – 2003)

•

Purchases Group Leader for Global Cosmetics (1999 – 2001)

•

The Procter & Gamble Company (NYSE: PG), a global consumer goods company (1991 – 1999)

•

Senior Purchasing Manager (1995 – 1999)

•

Various roles of increasing responsibility (1991 – 1994)

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Director, Shutterfly Inc. • Director, The Venetian • Director, CoreTrust Purchasing Group LLC

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Age 42 Director of Molson Coors since: 2020 Board Vice Chair since: May 2023	DAVID S. COORS

SKILLS AND QUALIFICATIONS:

•

P&L management

•

Current executive

•

Brand building and marketing experience

•

Extensive knowledge of our history and culture

•

Long-term, highly-committed significant stockholder

•

U.S. beer business expertise

•

International and craft beer expertise

•

Alcoholic spirits distillation and distribution experience

COMMITTEE ASSIGNMENT: • Governance (Chair)

PROFESSIONAL EXPERIENCE:

•

Molson Coors (2010 – Present)

•

Executive Chairman Coors Spirits Co., Molson Coors (2023 – Present)

•

Vice President of Next Generation Beverages, Molson Coors (2019 – 2023)

•

Senior Director of Global Craft and Retail (2017 – 2018)

•

General Manager of Australasia (2013 – 2016)

•

Various management positions (2010 – 2013)

•

AC Golden Brewing Company LLC, a subsidiary of Molson Coors (2018 – Present)

•

President (2018 – Present)

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Board of Trustees, Adolph Coors Company LLC • Director, The Yuengling Company LLC, a joint venture between Molson Coors and a D.G. Yuengling & Son, Inc. affiliate

Age 77 Director of Molson Coors since: 2005	PETER H. COORS

SKILLS AND QUALIFICATIONS:

•

Former CEO of our Company

•

Long-term, highly-committed significant stockholder

•

Extensive knowledge of our history and culture

•

Strong relationships with U.S. distributors and retailers

•

Recognized beer industry leader

•

U.S. beer business expertise

•

Company brand ambassador

COMMITTEE ASSIGNMENT: • Governance

PROFESSIONAL EXPERIENCE:

•

Molson Coors (1971 – 2019)

•

Chief Customer Relations Officer (CCRO), Molson Coors (2016 – 2019)

•

Chairman of the Board of Directors, MillerCoors LLC (July 2008 until we acquired full ownership of the joint venture in 2016)

•

Several executive and management positions at Adolph Coors Company, Coors Brewing Company and Molson Coors, including as CEO and as Board Chair

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Board of Trustees, Adolph Coors Company LLC • Manager, Keystone Holdings LLC • Director, Coors Brewing Company, a wholly-owned subsidiary

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Age 64 Director of Molson Coors since: 2015 Independent Director	MARY LYNN FERGUSON-MCHUGH

SKILLS AND QUALIFICATIONS:

•

P&L management

•

Operations background

•

Brand building, marketing and innovation expertise

•

Consumer insight experience

•

Consumer-packaged goods experience

•

Supply chain and logistics experience

•

Digital experience

•

M&A experience

COMMITTEE ASSIGNMENT: • Compensation & HR (Chair) U.S. PUBLIC COMPANY BOARDS: • Smurfit Kappa Group plc (LSE: SKG) since 2023

PROFESSIONAL EXPERIENCE:

•

The Procter & Gamble Company (NYSE: PG), a global consumer goods company (1986 – October 2021)

•

CEO of Family Care and New Business (2019 – 2021)

•

Group President, Global Family Care and P&G Ventures (2015 – 2019)

•

Group President, Western Europe and then as Group President, Europe (2011 – 2014)

•

Various roles of increasing responsibility (1986 – 2010)

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Director, FJ Management Inc.

Age 61 Director of Molson Coors since: 2019	GAVIN D.K. HATTERSLEY

SKILLS AND QUALIFICATIONS:

•

President and CEO of our Company

•

Beer business experience

•

Former CFO of our Company

•

International business expertise

•

P&L management

•

Financial expertise

•

Digital expertise

•

M&A experience

COMMITTEE ASSIGNMENT: • None U.S. PUBLIC COMPANY BOARDS: • Zoetis Inc. (NYSE: ZTS) since 2024

PROFESSIONAL EXPERIENCE:

•

Molson Coors (2002 – Present)

•

President and CEO (2019 – Present)

•

CEO, MillerCoors LLC (n/k/a Molson Coors Beverage Company USA LLC), our U.S. business (2015 –2019)

•

CFO, Molson Coors (2012 – 2015)

•

Executive Vice President and CFO, MillerCoors LLC (2008 – 2012)

•

Senior Vice President, Miller Brewing Company (2002 – 2008)

•

SAB Limited of Johannesburg, South Africa, a beer brewer (1997 – 2002)

•

CFO (1999 – 2002)

•

Various Financial Management Positions (1997 – 1998)

•

Barloworld Limited, an industrial brand management company (1987 – 1996)

•

Various Finance Positions (1987 – 1996)

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Director, The Yuengling Company LLC, a joint venture between Molson Coors and a D.G. Yuengling & Son, Inc. affiliate

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Age 56 Director of Molson Coors since: 2005	ANDREW T. MOLSON

SKILLS AND QUALIFICATIONS:

•

Extensive knowledge of our history and culture

•

Long-term, highly-committed significant stockholder

•

Public relations experience

•

Corporate governance expertise

•

Canadian beer business expertise

•

Outside public board experience

•

Digital experience

COMMITTEE ASSIGNMENT:

•

Governance

U.S./CANADIAN PUBLIC COMPANY BOARDS:

•

Theratechnologies Inc. (Nasdaq: THTX; TSX: TH) since 2020

CANADIAN PUBLIC COMPANY BOARDS:

•

Dundee Corporation (TSX: DC.A) since 2015

PROFESSIONAL EXPERIENCE:

•

AVENIR GLOBAL, a network uniting eight strategic communications firms across Canada, the U.S., Europe and the Middle East, including NATIONAL Public Relations, AXON, Madano, SHIFT Communications, Padilla, Cherry, Hanover and Time & Space (1997 – Present)

•

Chairman (1997 – Present)

•

RES PUBLICA, the parent company of AVENIR GLOBAL (1997 – Present)

•

Partner and Chairman (1997 – Present)

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Director, CH Group Limited Partnership • Director, Groupe Deschênes Inc.

Age 53 Director of Molson Coors since: 2009 Board Chair since: May 2023	GEOFFREY E. MOLSON

SKILLS AND QUALIFICATIONS:

•

Extensive knowledge of our history and culture

•

Long-term, highly-committed significant stockholder

•

CEO experience

•

P&L management and operations background

•

Beer sales and marketing background

•

Key account management experience

•

Distributor development experience

•

Sports and entertainment industry background and experience

•

Canadian beer business expertise

•

Outside director experience

COMMITTEE ASSIGNMENT: • Governance

PROFESSIONAL EXPERIENCE:

•

CH Group Limited Partnership, a sports and entertainment company and owner of the Montréal Canadiens, the Bell Centre, L’Équipe Spectra and Gestion evenko (2009 – Present)

•

General Partner (2009 – Present)

•

President and CEO (2011 – Present)

•

Molson Coors (2009 – Present)

•

Ambassador, representing the Molson family in key strategic areas of our business

•

Molson Inc. (1999 – 2009)

•

Various roles of increasing responsibility, including its former U.S. business (1999 – 2009)

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Director, RES PUBLICA Consulting Group • Director, The Yuengling Company LLC, a joint venture between Molson Coors and a D.G. Yuengling & Son, Inc. affiliate

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Age 59 Director of Molson Coors since: 2020 Independent Director	NESSA O’SULLIVAN

SKILLS AND QUALIFICATIONS:

•

Financial expertise and audit experience

•

Public company CFO experience

•

Complex global business operations experience

•

Sustainability/corporate responsibility experience

•

Consumer-packaged goods and brand management experience

•

Beverage, supply chain, and logistics experience

•

Strategy, M&A, and capital markets experience

•

Outside public company board experience

COMMITTEE ASSIGNMENTS: • Audit (Chair) • Finance FORMER AUSTRALIAN PUBLIC COMPANY BOARDS: • Brambles Limited (ASX: BXB) 2017 – 2023

PROFESSIONAL EXPERIENCE:

•

Brambles Limited (ASX: BXB), a global logistics company (2016 – 2023)

•

Executive Director (2017 – 2023)

•

CFO (2016 – 2023)

•

Coca-Cola Amatil Limited (ASX: CCL), an Australian bottler of non-alcoholic beverages (2005 – 2015)

•

Group CFO roles (2008 – 2015)

•

Various roles of increasing responsibility (2005 – 2007)

•

Yum! Brands, Inc. (NYSE: YUM), a quick service food corporation (1993 – 2005)

•

CFO SOPAC Region & VP Finance (2000 – 2005)

•

Various financial and commercial roles (1993 – 2000)

•

Tyco Grinnell, a fire protection system manufacturer (1990 – 1993)

•

Regional Financial Controller (1990 – 1993)

•

Price Waterhouse (1985 – 1990)

•

Auditor/Consultant (1985 – 1990)

Age 50 Director of Molson Coors since: 2023 Independent Director	JILL TIMM

SKILLS AND QUALIFICATIONS:

•

Public company CFO

•

National retailer experience

•

Financial strategy and planning

•

Brand building and marketing expertise

•

Business development

•

Ecommerce and digital sales

•

Operations and procurement

COMMITTEE ASSIGNMENT: • None (new director)

PROFESSIONAL EXPERIENCE:

•

Kohl’s Corporation (NYSE: KSS), a leading North American omnichannel retailer (1999 – Present)

•

Chief Financial Officer (2019 – Present)

•

Executive Vice-President, Finance (2017 – 2019)

•

Senior Vice President, Finance (2012 – 2017)

•

Vice President, Finance (2008 – 2012)

•

Various roles of increasing responsibility (1999 – 2008)

•

Arthur Andersen LLP, an accounting firm (1995 – 1999)

•

Senior Auditor (1995 – 1999)

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Age 59 Director of Molson Coors since: 2022 Independent Director	LEROY J. WILLIAMS, JR.
	SKILLS AND QUALIFICATIONS: • CEO experience • Global technology and cybersecurity expertise • M&A experience • Financial services / banking experience • P&L management • Outside public board experience	COMMITTEE ASSIGNMENTS: • Audit • Finance U.S. PUBLIC COMPANY BOARDS: • UMB Financial Corporation (NYSE: UMBF) since 2016

PROFESSIONAL EXPERIENCE:

•

CyberTekIQ, LLC, an information technology consulting firm (2016 – Present)

•

Founder and CEO (2016 – Present)

•

Ball Corporation, a global packaging provider (NYSE: BLL) (2005 – 2016)

•

Global Chief Information Officer (2005 – 2016)

•

State of Colorado (2001 – 2005)

•

Secretary of Technology

•

Acting Executive Director for the Department of Labor & Employment

•

Qwest Communications and its affiliates, telecommunications companies

•

Various roles of increasing responsibility

•

Norwest (now Wells Fargo), a financial services company

•

Senior Technical Consultant

•

United States Army

•

Telecommunications Specialist

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Director, J.E. Dunn Construction Group • Board Advisor, Taiga Biotechnologies Inc.

Age 67 Director of Molson Coors since: 2020 Independent Director	JAMES “SANDY” A. WINNEFELD, JR.

SKILLS AND QUALIFICATIONS:

•

Senior leadership experience

•

Global technology and cybersecurity expertise

•

International and governmental affairs experience

•

Global security environment expertise

•

Human resource management experience

•

Strategic planning experience

•

Risk management/oversight expertise

•

Outside public board experience

COMMITTEE ASSIGNMENTS: • Audit • Compensation & HR U.S. PUBLIC COMPANY BOARDS: • Raytheon Technologies Corporation (NYSE:RTX) since 2017

PROFESSIONAL EXPERIENCE:

•

United States Navy (1978 – 2015)

•

Vice Chairman of the Joint Chiefs of Staff (the United States’ number two ranking military officer) (2011 – 2015)

•

Various positions of increasing responsibility, including Commander, U.S. Northern Command (USNORTHCOM); Commander, North American Aerospace Defense Command (NORAD); Commander, U.S. Sixth Fleet; and Commander, Allied Joint Command Lisbon, United States Navy (1978 – 2011)

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Chair, Cytec Defense Materials LLC • Director, Alliance Laundry Systems LLC • Director, Enterprise Holdings, Inc. • Director, HawkEye 360, Inc.

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2023 Nominees for Class B Directors

Age 63 Director of Molson Coors since: 2012 Independent Director	ROGER G. EATON

SKILLS AND QUALIFICATIONS:

•

CEO experience

•

Financial expert

•

Audit experience

•

Global retail brand management

•

P&L management and operations background

•

International business experience

•

Digital experience

•

M&A experience

COMMITTEE ASSIGNMENTS: • Audit • Finance (Chair)

PROFESSIONAL EXPERIENCE:

•

Yum! Brands, Inc., a quick service food corporation (NYSE: YUM) (2008 – 2019)

•

CEO, KFC (2015 – 2019)

•

Chief Operations Officer, Yum! Brands, Inc. (2011 – 2015)

•

President, KFC (2014 – 2015)

•

Operational Excellence Officer, Yum! Brands, Inc. (2011)

•

CEO and President, KFC USA (2008 – 2011)

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Director, Arnott’s Biscuits Holdings Pty Limited • Director, George and Matilda Eyecare

Age 64 Director of Molson Coors since: 2005 Independent Director	CHARLES M. HERINGTON

SKILLS AND QUALIFICATIONS:

•

CEO experience

•

Marketing and brand building experience

•

Executive leadership and management experience

•

Multicultural lens from living as a Latin in multiple countries

•

Global direct P&L responsibility

•

Outside public board experience

•

M&A experience

COMMITTEE ASSIGNMENTS: • Audit • Finance U.S./CANADIAN PUBLIC COMPANY BOARDS: • Gildan Activewear Inc. (NYSE/TSX: GIL) since 2018

PROFESSIONAL EXPERIENCE:

•

Zumba Fitness LLC, a worldwide provider of dance fitness classes (2012 – Present)

•

Chief Operating Officer, Vice-Chairman and President of Global Operations (2012 – Present)

•

Avon Products Inc., a multinational cosmetics, skin care, fragrance and personal care company (2006 – 2012)

•

Executive Vice-President of Developing and Emerging Markets Group (Office of the Chairman) (2006 – 2012)

•

America Online, web portal and online service provider (1999 – 2006)

•

President and CEO, America Online (AOLA) Latin America (1999 – 2006)

•

Revlon, multinational cosmetics, skin care, fragrance and personal care company (1997 – 1999)

•

President, Latin America (1997 – 1999)

•

PepsiCo, Inc. (Nasdaq: PEP), a multinational food, snack, and beverage corporation (1990 – 1997)

•

Division President, PepsiCo Restaurants Latin America (1990 – 1997)

•

The Procter & Gamble Company (NYSE: PG), a global consumer goods company (1981 – 1990)

•

Various brand management positions (1981 – 1990)

OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Chairman, Quirch Foods, LLC • Director, HyCite Enterprises, LLC • Director, Accupac, LLC

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Age 73(1) Director of Molson Coors since: 2005 Independent Director	H. SANFORD RILEY

SKILLS AND QUALIFICATIONS:

•

Financial expertise

•

P&L management and operations background

•

Corporate governance expertise

•

Leadership in highly-regulated global industry

•

CEO experience

•

Outside public board experience

•

M&A experience

COMMITTEE ASSIGNMENTS:

•

Compensation & HR

•

Governance (Independent Member)

CANADIAN PUBLIC COMPANY BOARDS:

•

RF Capital Group Inc. (TSX: RCG) since 2021

U.S. PUBLIC COMPANY BOARDS:

•

CPI Card Group (Nasdaq: PMTS) since 2023

FORMER CANADIAN PUBLIC COMPANY BOARDS

•

The North West Company (TSX: NWC) (2002 – 2022)

•

Canadian Western Bank (TSX: CWB) (2011 – 2022)

PROFESSIONAL EXPERIENCE: • Richardson Financial Group Limited, a specialized financial services company (2003 – Present) • President and CEO (2003 – Present)
OTHER FOR-PROFIT BOARDS/EXPERIENCE: • Director, Loewen Windows • Director, Agi3 Ltd.

(1)	Upon the recommendation of the members of the Governance Committee other than Mr. Riley, the Board approved a limited exception to its retirement age policy for Mr. Riley. See the “Board Composition and Refreshment” section of this Proxy Statement for more information regarding this exception and our director retirement policy in general.

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Board Skills & Experience and Demographic Matrix

This table provides a summary view of the qualifications, experience, and demographic information of each director nominee.

Position of Director Emeritus

Eric H. Molson (formerly the Chair of our Company) has served as a Director Emeritus since May 2009. Mr. Molson may be invited to attend meetings of our Board on a non-voting basis.

Family Relationship Disclosure

Peter H. Coors and David S. Coors are father and son. Andrew T. Molson and Geoffrey E. Molson are brothers, and Eric H. Molson is their father.

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Board of Directors and Corporate Governance

We are committed to strong corporate governance, corporate responsibility and the accountability of our Board and our senior management team to our stockholders. Our Board is elected annually by the stockholders to oversee their interests in the long-term success of our Company and its stakeholders.

KEY CORPORATE GOVERNANCE DOCUMENTS

Please visit our website at www.molsoncoors.com (under “About Us—Governance and Ethics”) to view the following documents:

Restated Certificate of Incorporation

Bylaws

Code of Business Conduct

Board of Directors Charter & Corporate Governance Guidelines (Governance Guidelines)

Charters for the Audit Committee, Compensation & HR Committee, Finance Committee, and Governance Committee

Please note, the information provided on our website (or any other website referred to in this Proxy Statement) is not part of this Proxy Statement and is not incorporated by reference as part of this Proxy Statement.

Corporate Responsibility

People & Planet

We believe in producing beverages we can be proud of, which is why our People & Planet initiatives are fundamental to how Molson Coors operates. Our Imprint strategy reflects our People & Planet focus areas and is underpinned by a foundation of strong corporate governance and ethics. These focus areas include a safe and inclusive culture, environmental stewardship, sustainable sourcing, and alcohol responsibility as well as investing in our people and communities. We have established quantitative goals in the following areas:

People	Water	Climate	Packaging & Waste
Fostering an inclusive culture in everything we do - from how we work together to how we grow our company	Using water prudently and supporting improving watershed resiliency where we operate	Reducing greenhouse gas emissions across our value chain to achieve net zero by at least 2050	Increasing circularity and recycling system health for our packaging materials and in our operations

Oversight

Our Board is responsible for overseeing and monitoring our overall People & Planet efforts, with specific areas of oversight delegated to the committees of the Board. The Board receives regular reports and recommendations from management and the Board committees to help guide our strategy, from Planet goals related to water, packaging, and climate change, to People initiatives focused on fostering a safe and inclusive culture where all employees can thrive and grow. The Audit Committee oversees certain elements of Our Imprint strategy, programs, and reporting, as well as our enterprise risk management program. The Compensation & HR Committee is responsible for establishing and reviewing the overall compensation philosophy of our Company and providing oversight on certain human capital matters, including our talent retention and development, leadership development, talent pipeline, programs and systems for performance management and inclusion initiatives. Further, the Finance and Governance committees are also responsible for certain People & Planet matters as outlined below.

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Progress

As one of the world’s largest global beverage companies, we have a long history of sustainability and are committed to driving long-lasting, meaningful change by incorporating sustainability into all aspects of our business. In 2017, we launched Our Imprint strategy, which included a set of ambitious 2025 environmental sustainability goals. Informed by a materiality assessment and with the United Nations Sustainable Development Goals in mind, we focused our efforts where we believe we can have the most positive impact on our Planet: Climate, Water and Packaging. Highlights for 2023 include the implementation of a renewable electricity agreement for the Fort Worth, Texas brewery covering the entirety of the brewery’s electrical consumption, continued work to install equipment that will eliminate four- and six-pack plastic rings on packages produced at our North American breweries (which we expect to be completed in 2025), and receiving approval from SBTi for our near- and long-term net zero targets.

In 2020, we added People aspirations through 2023 to reflect our renewed commitment to putting people first and building a more diverse, equitable, and safe and inclusive culture. We strive to provide meaningful experiences for our employees and believe that building a strong and diverse workforce has a significant influence on our success as a business and our ability to deliver on our purpose. We value and respect our differences and believe that diversity with equity and inclusion is the key to collaboration and a winning team culture. We offer a robust suite of development programs to support our employees’ growth depending on where they are in their career. Over the past three-year period, we increased the representation of women in our worldwide workforce and increased the representation of people of color in our U.S. workforce.

As a global beverage company, deeply rooted in the beer business, Molson Coors is a charter member of the International Alliance for Responsible Drinking (IARD). This collaborative industry body represents the 13 leading beer, wine and spirits companies, and partners with public sector, civil society and private stakeholders to address the global public health issue of harmful drinking. IARD works with governments globally to support the World Health Organization’s Noncommunicable Diseases Global Monitoring Framework target of 10% reduction in harmful use of alcohol by 2025.

Metrics that support Our Imprint commitments are embedded in the performance goals for leaders of our organization that have the ability to impact the goals. In addition, starting in 2022 and continuing in 2023 and 2024, a portion of the short-term compensation for the top senior leaders in our organization is based on a scorecard composed of certain quantitative People & Planet metrics, including emissions, water use, employee culture, and safety.

More information about our strategy and progress can be found in the Molson Coors Our Imprint Report, available at https://www.molsoncoors.com/goals-and-reporting. The information provided on our website (or any other website referred to in this statement) is not part of this Proxy Statement and is not incorporated by reference as part of this Proxy Statement.

Governance Guidelines

Our full Board, the majority of which is independent, oversees the corporate governance of our Company. Our Board has adopted Governance Guidelines to promote effective corporate governance and the proper functioning of the Board and its committees. The Governance Guidelines set forth a common set of expectations as to how our Board should function, including with respect to the composition of our Board, the criteria to be used in selecting director nominees, Board and Committee oversight of the Company’s People & Planet strategy and initiatives, expectations of our directors, and evaluation of the performance of our Board and its committees. Our Board and the Governance Committee regularly review developments in corporate governance and consider stockholder feedback to respond to new developments as necessary and appropriate.

Code of Business Conduct

All of our directors and employees, including our CEO, CFO and other executive and senior officers, are bound by our Code of Business Conduct which complies with the requirements of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC) to confirm that our business is conducted in a legal and ethical manner. The Code of Business Conduct covers areas of professional conduct, including employment policies, conflicts of interest, fair dealing and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. We will disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct for executive officers and directors on our website at www.molsoncoors.com within four business days following the date of such amendment or waiver.

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Board and Committee Governance

Board Leadership Structure

Our Board believes its leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the non-management directors, including with respect to risk oversight, as discussed below. We separate the roles of Chair and CEO.

Chair and Vice Chair. According to our Bylaws, the Chair is appointed by the Class A-C Nominating Subcommittee or the Class A-M Nominating Subcommittee, alternating on a biennial basis. The Vice Chair is appointed by the Class Nominating Subcommittee that does not appoint the Chair. Geoffrey E. Molson was appointed Chair by the Class A-M Nominating Subcommittee effective May 2023, and he will serve in this position until the 2025 Annual Meeting. David S. Coors was appointed Vice Chair by the Class A-C Nominating Subcommittee effective May 2023, and he will serve in this position until the 2025 Annual Meeting.

Independent Governance Committee Member. The Independent Governance Committee Member plays a crucial role in acting as an intermediary between the Coors and Molson families, the independent directors, and members of management. The Independent Governance Committee Member also has additional governance responsibilities pursuant to the Governance Guidelines and Restated Certificate of Incorporation, including (1) reviewing and approving Board and committee agendas, together with the Chair and Vice Chair, (2) convening, reviewing and approving agenda for, and chairing executive sessions that typically occur during each regular Board meeting of the independent directors without non-independent directors or members of management present, (3) reporting to the Board, Chair or management, as appropriate, on any issues, requests or concerns identified during the independent director executive sessions, (4) overseeing, with the support of the Company Secretary, the annual Board and committee evaluation process, and (5) periodically conducting one-on-one meetings with each member of the Board to receive feedback regarding director performance, Board and committee composition and effectiveness, and potential areas of improvement.

Board’s Role in Risk Oversight

Our Board is responsible for overseeing our enterprise risk management program (ERM Program) to confirm it is appropriately designed to identify and manage the principal short, medium, and longer-term risks of our business. Our Board recognizes that achievement of our strategic objectives necessarily involves internal and external risks, and that as our business evolves, risks applicable to our business change. The ERM Program is a proactive and ongoing process, led by our legal and risk professionals and senior management, to identify and assess risks, and to build out and track mitigation and reduction efforts. The ERM Program is designed to enable us to appropriately manage, prioritize and mitigate risks, while fostering a culture of integrity, risk awareness and compliance within our Company. As shown below, our Board has tasked its committees with certain risk management responsibilities, and these committees regularly report to the Board regarding the matters within their area of responsibility. These discussions help to inform strategic decisions with transparency into the accompanying opportunities and challenges relevant to our business.

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Management routinely communicates business risks identified through the ERM Program or otherwise to our Board or the appropriate committees and individual directors. Further, the Board’s role in risk oversight of the Company is consistent with our leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board and its committees providing oversight in connection with those efforts. Our risk oversight framework also aligns with our disclosure controls and procedures. For example, our quarterly and annual financial results and related disclosures are reviewed by our disclosure committee, comprised of senior management and pertinent members of management, most of whom participate in the risk assessment practices described above. From time to time, we also utilize industry information sources, such as professional services firms or subscription resources, to assess trends and benchmark data relevant to our industry. These insights are incorporated into our ERM Program with appropriate mitigation plans and performance indicators as needed. They are regularly reported to the Audit Committee and Board as part of our ongoing ERM Program process.

Please refer to Item 1C. Cybersecurity in Part I of our Annual Report on Form 10-K for the year ended December 31, 2023 for additional information regarding cybersecurity matters.

Specific Risks

To learn more about the risks we face, you can review the risk factors included in Part I, “Item 1A. Risk Factors”, of the Annual Report, and those risks described from time to time in our other reports filed with the SEC.

Board Composition and Refreshment

Our Governance Guidelines require our Board and the Governance Committee to base director nominations on criteria that reflect the best interests of our Company and its stockholders, and the Company’s public and corporate responsibilities. In doing so, our directors strive to attain a Board with the appropriate balance and diversity of background and experience.

The factors considered when we select a director nominee for the Board include the individual’s:

•	diversity of opinion, personal and professional background and experience;
•	diversity of gender, race or ethnicity, nationality, age or country of origin, as further discussed below;
•	personal qualities and characteristics, accomplishments and reputation in the business community;
•	current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;
•	ability and willingness to commit adequate time to our Board and committee matters;
•	skills, personality and compatibility with our other directors and potential directors in an effort to build a Board that is effective, collegial and responsive to the Company’s needs; and
•	skills and experience that correspond with the perceived needs of our Company, our Board and its committees at the time.

As noted above, our Board and Governance Committee considers various factors, including gender, age, race, ethnicity, nationality, and country of origin, as part of the assessment of director nominees to serve on our Board. In furtherance thereof, the Governance Committee will require that any initial list of prospective director candidates include, but need not be limited to, candidates with a diversity of race, ethnicity or gender, and will similarly require any director search firm to include such candidates. The Board and the Governance Committee assess the effectiveness of this policy as part of their regular review of the Governance Guidelines and by monitoring changes in the Board’s composition and diversity mix along a variety of dimensions over time.

In evaluating candidates, the Board, the Governance Committee, or the relevant subcommittee (as described below) will make a preliminary review of a prospective candidate’s background, career experience, and qualifications based on available information. If the Board, the Governance Committee, or the relevant subcommittee determines that a particular candidate likely would contribute positively to the Board’s mix of skills and experiences, it will conduct interviews with the candidate and may invite other directors or members of management to interview the candidate to assess the candidate’s overall qualifications. The Board, the Governance Committee, or the relevant subcommittee will consider the candidate in the context of the Board’s then-current composition and the needs of the Board and its committees and make a recommendation as to whether the candidate should be nominated for election. This procedure is the same for all candidates, including director candidates identified by shareholders.

The Board periodically reviews and assesses its composition and takes into consideration factors that may impact Board turnover and refreshment. To promote regular refreshment, the Governance Guidelines include a policy that provides that no director is eligible for nomination or election to our Board as an independent director if they will reach the age of 72 by the calendar year-end immediately preceding our next annual meeting; provided that, in rare circumstances, the Board may approve an exception to this guideline on a case-by-case basis. These retirement-age restrictions do not apply to our non-independent Class A directors.

Upon the recommendation of the members of the Governance Committee other than Mr. Riley, the Board approved a limited exception to its retirement age policy for Mr. Riley to currently serve until the Company’s 2025 Annual Meeting. The Board granted the exception because it believes that Mr. Riley’s continued service is in the best interests of the Company and its stockholders during this critical time for the Company. Given the Board’s need for strong continuing independent leadership with Louis Vachon’s recent retirement and six new directors joining the Board in the past four years, the Board approved the exception for Mr. Riley to, among other things, maintain continuity and institutional knowledge during the implementation of the

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Company’s recently announced Acceleration Plan, and to provide adequate time to identify, onboard, and transition a highly capable successor to Mr. Riley. In making its determination, the Board took into account that Mr. Riley serves an important Board leadership role as the Independent Governance Committee Member that is essential to ensuring the Board’s stability and independent oversight of the Company’s implementation of its Acceleration Plan. As the Board’s Independent Governance Committee Member since 2012, Mr. Riley’s responsibilities include, as further discussed in “Board and Committee Governance” – “Board Leadership Structure,” chairing regular executive sessions of the independent directors, conducting one-on-one meetings with all directors to gather feedback on the Board’s performance and effectiveness, and reviewing and approving Board and committee agendas with the Board’s Chair and Vice Chair. In addition, the Board determined that an exception was warranted because Mr. Riley has deep institutional knowledge of the Company and Board, and unique insights that remain valuable to the Board.

Nomination Process

Potential director nominees may come to our attention through recommendation by management, current members of our Board, our stockholders or third-party search firms hired to identify and/or evaluate potential nominees. The Board retained a third-party search firm for a fee to help facilitate the identification, screening, and interview process of potential director nominees, including Julia M. Brown in 2021, Leroy J. Williams, Jr. in 2022, and Jill Timm in 2023. After our Board considers the qualifications outlined above, together with feedback from any third-party search firms hired to evaluate potential nominees, candidates are formally nominated, and vacancies are filled in accordance with the terms of our Restated Certificate of Incorporation as shown below:

Body to Nominate or Fill Vacancy	Director Nominees
Entire Board Majority independent

•  Three director nominees to be elected by holders of Class B common stock and Special Class B voting stock, voting together as a class

•  All nominees must be independent

•  Nominations must be approved by at least two-thirds of the authorized number of directors (including vacancies)

Governance Committee: Independent Governance Committee Member Class A-C Nominating Subcommittee Class A-M Nominating Subcommittee

•  Two director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class

•  Must include the CEO of our Company (currently Gavin D.K. Hattersley) and one member of management approved by at least two-thirds of the authorized number of directors (currently vacant)

Class A-C Nominating Subcommittee(1): David S. Coors Peter H. Coors

•  Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class (Coors Directors)

•  A majority of the nominees must be independent

Class A-M Nominating Subcommittee(1): Andrew T. Molson Geoffrey E. Molson

•  Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock voting together as a class (Molson Directors)

•  A majority of the nominees must be independent

(1)	The Class A-C Nominating Subcommittee and the Class A-M Nominating Subcommittee each cease to have the power to make nominations and fill vacancies if the Coors Trust and certain Coors family stockholders, in the case of the Class A-C Nominating Subcommittee, or Pentland Securities (1981) Inc. (Pentland) and certain Molson family stockholders, in the case of the Class A-M Nominating Subcommittee, fall below certain ownership thresholds. The required thresholds are all currently satisfied.

As a result of our nomination process, we elected or nominated seven highly-qualified directors since September 2019, increasing the number of women directors to four and the number of ethnically or racially diverse directors to three.

Candidates Recommended by Stockholders

Pursuant to our Governance Guidelines, our Board will consider and evaluate a director candidate recommended by a stockholder in the same manner as candidates identified by other sources. Stockholders wishing to recommend a director candidate to serve on our Board may do so by providing advance written notice to us following the procedures set forth in the “Questions and Answers” section of this Proxy Statement. Any such recommendation must be accompanied by the information specified in Section 1.9.2 of our Bylaws.

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Director Independence

Although not required due to our “controlled company” status, a majority of the directors on our Board meet the definition of independence under the NYSE Listing Standards. In addition, our Restated Certificate of Incorporation contains provisions intended to ensure that a majority of our directors are independent from management at all times. Specifically, our Restated Certificate of Incorporation defines an independent director as any director who is independent of management and is free from any interest and any business or other relationship (other than interests or relationships arising from ownership of shares of our stock) that could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of our Company.

During a meeting held in February 2024, the Board determined that the following director nominees are independent under the NYSE Listing Standards and our Restated Certificate of Incorporation:

Independent Directors
Julia M. Brown Roger G. Eaton Mary Lynn Ferguson-McHugh Charles M. Herington Nessa O’Sullivan	H. Sanford Riley Jill Timm Leroy J. Williams, Jr. James “Sandy” A. Winnefeld, Jr.

Board Committees

The Board currently has four standing committees: the Audit Committee, the Compensation & HR Committee, the Finance Committee, and the Governance Committee. Our Board may from time to time establish additional committees.

As discussed above under “Nomination Process,” the Governance Committee, which is referred to as the Nominating Committee in our Restated Certificate of Incorporation, also has two sub-committees, which are required under our Restated Certificate of Incorporation.

The following table identifies the members of each standing committee of our Board as of the Record Date, and the number of meetings held by each committee during 2023. As a “controlled company,” we are not required to follow typical director independence requirements for certain of our committees. However, other than certain members of the Governance Committee, which are prescribed by the terms of our Restated Certificate of Incorporation, each member of the Board’s committees meets the definition of an independent director under the NYSE Listing Standards and our Restated Certificate of Incorporation.

Director Name	Audit	Compensation & HR	Finance	Governance
Julia M. Brown
David S. Coors				(1)
Peter H. Coors				(1)
Roger G. Eaton
Mary Lynn Ferguson-McHugh
Gavin D.K. Hattersley
Charles M. Herington
Andrew T. Molson				(2)
Geoffrey E. Molson				(2)
Nessa O’Sullivan
H. Sanford Riley
Jill Timm
Leroy J. Williams, Jr.
James “Sandy” A. Winnefeld, Jr.
Meetings Held in 2023	7	6	5	4

= Chair	(1) Member of the Class A-C Nominating Subcommittee.
= Member	(2) Member of the Class A-M Nominating Subcommittee.

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Audit Committee

PRIMARY RESPONSIBILITIES

Under the terms of its charter, our Audit Committee represents and assists our Board in overseeing:

•	the conduct and integrity of our financial reporting processes to any governmental or regulatory body, the public or other users thereof, and the completeness and accuracy of our financial statements;
•	our compliance with legal and regulatory requirements and our ethics and compliance program, including our Code of Business Conduct;
•	our systems of internal control over financial reporting and disclosure controls and procedures;
•	our internal audit function;
•	the qualifications, engagement, compensation, independence and performance of our independent auditors, their conduct of the annual audit and their engagement for any other lawful purposes or services;
•	certain of our People & Planet programs, policies and practices, including those related to alcohol policy, environmental matters and Our Imprint Report, as well as reporting, controls, data assurance, and risks related to such matters; and
•	our cybersecurity, technology, and information security programs and related risks.
Our Audit Committee is also charged with:
•	preparing the Audit Committee Report that is required by the SEC to be included in this Proxy Statement;
•	overseeing, reviewing, and discussing with the independent auditors, financial and senior management, the internal auditors, the ethics and compliance managers and the Board, our policies and procedures with respect to risk assessment and risk management;
•	appointing (subject, if applicable, to stockholder ratification), retaining, compensating, evaluating and terminating the independent auditors, including having sole authority to approve all audit engagement fees and terms;
•	overseeing the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting;
•	reviewing, assessing, evaluating, and discussing the qualifications, independence and performance of the independent auditors and lead audit partner, and discussing the timing and process for rotation of the lead audit partner;
•	subject to the requirements of our Bylaws, which require full Board approval in the case of transactions between the Company and certain affiliates, reviewing, approving, and overseeing related person transactions in accordance with our Global Related Person Transaction Policy; and
•	periodically reviewing and assessing the adequacy of the Global Related Person Transaction Policy and recommending to the Board any modifications to the Global Related Person Transaction Policy that the Audit Committee considers necessary or appropriate.
Furthermore, our Audit Committee reviews with management and our independent auditors:
•	major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles;
•	major issues regarding the adequacy of our internal controls and any special audit steps adopted in light of material control deficiencies;
•	major analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and
•	the effects of regulatory and accounting initiatives, as well as off-balance sheet structures on our financial statements.

For more information on the Audit Committee’s role in risk oversight see the “Board’s Role in Risk Oversight” section of this Proxy Statement. In addition, the Audit Committee Report is included under its own heading later in this Proxy Statement.

INDEPENDENCE

Each member of the Audit Committee meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). Our Board has determined that all the members of the Audit Committee are financially literate pursuant to the NYSE Listing Standards, and that Roger G. Eaton and Nessa O’Sullivan are each an “audit committee financial expert” as defined under SEC regulations.

Compensation & HR Committee

PRIMARY RESPONSIBILITIES

Under the terms of its charter, our Compensation & HR Committee is responsible for:

•	establishing and reviewing the overall compensation philosophy of the Company;
•	reviewing and approving on an annual basis corporate goals and objectives relevant to the compensation of the CEO, and recommending to the full Board for its approval an annual assessment of the CEO’s performance and compensation;
•	reviewing and approving compensation levels for the Company’s executive officers;
•	reviewing and approving incentive compensation programs for the Company’s employees and exercising discretion in administration of such programs;
•	making and approving equity awards to executive officers, except for the CEO, under the Company’s equity incentive plans;
•	making recommendations to the Board with respect to the compensation of directors;

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•	preparing the report on the Company’s executive compensation disclosures required by the rules and regulations of the SEC to be included in this Proxy Statement;
•	assisting the Board in approving and overseeing compliance with the Company’s clawback policies;
•	overseeing certain aspects of the Company’s benefit plans, including new and emerging benefit trends;
•	overseeing the Company’s (a) talent retention and development, including leadership development and succession planning; (b) talent pipeline; (c) programs and systems for performance management; (d) commitment to People & Planet; and (e) certain human capital management initiatives; and
•	overseeing the Company’s progress against its social initiatives related to human capital management, including those set forth in the Company’s annual reporting, and review and monitor trends related to the alignment of executive compensation matters to the Company’s Our Imprint strategy and initiatives.

Under its charter, the Compensation & HR Committee may also delegate to one or more officers of the Company the authority to make equity awards to eligible individuals. Any officer to whom such authority is delegated must periodically report to the Compensation & HR Committee the grants so made. The Compensation & HR Committee retains the right to change or revoke any delegation at any time.

The details of the processes and procedures used for determining compensation of our executive officers are set forth in the “Compensation Discussion & Analysis (CD&A)” section of this Proxy Statement. In addition, the Compensation & HR Committee Report is included under its own heading later in this Proxy Statement.

Our Compensation & HR Committee retained as its independent compensation consultant WTW (formerly known as Willis Towers Watson) (Compensation Consultant) to provide independent advice and assist in the development and evaluation of the Company’s 2023 executive and director compensation policies and programs. After considering various factors as required by applicable NYSE rules and its charter, our Compensation & HR Committee concluded there were no conflicts of interest with the Compensation Consultant.

INDEPENDENCE

Each member of the Compensation & HR Committee meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and applicable federal laws and regulations. Each member also qualifies as a “Non-Employee Director” for purposes of Rule 16b-3 under the Exchange Act.

Finance Committee

PRIMARY RESPONSIBILITIES

Under the terms of its charter, our Finance Committee assists our Board in overseeing and reviewing the Company’s financial position and policies and approving financing activities.

The Finance Committee’s responsibilities and duties include:

•	monitoring our financial, hedging and investment policies and strategies, as well as our tax strategies and legal entity structure;
•	monitoring our financial condition and our requirements for funds, including with respect to acquisitions and divestitures;
•	monitoring investment performance and funding of our pension funds;
•	monitoring our debt portfolio, including debt instruments, interest rate risk and expense management, credit facilities, liquidity and banking and cash management arrangements;
•	subject to certain issuances requiring Board approval or delegated to the CEO and CFO, reviewing and approving the amounts, timing, types, issuances, incurrence and terms of: (i) debt facilities, indentures or other arrangements for our indebtedness; and (ii) liability management transactions, including amendments, purchases and repayments prior to maturity related to our then outstanding debt securities;
•	monitoring relationships with credit rating agencies and the ratings given to us;
•	overseeing our financial risk management strategies, including capital structure, debt portfolio, pension plans, taxes, hedging, foreign currency, interest rates, commodity and other derivatives;
•	periodically reviewing the results of our investment, derivative and hedging activities;
•	monitoring and approving our dividend and share repurchase policies and programs provided that certain dividends and share repurchase programs require final approval by our Board;
•	subject to certain agreements requiring Board approval or delegated to the CEO and CFO, reviewing and approving the entry into agreements by us to purchase goods and services in the aggregate amount of greater than $250 million USD (or local currency equivalent) in one year or $500 million USD (or local currency equivalent) over the term of the agreement;
•	overseeing and monitoring the Company’s renewable energy procurement activities and related risk management efforts;
•	reviewing regular reports regarding our supplier diversity efforts; and
•	overseeing, monitoring and reviewing regular reports regarding our return on investment related to acquisitions, growth initiatives and overall enterprise returns.

INDEPENDENCE

Each member of the Finance Committee meets the independence requirements of the NYSE Listing Standards and our Restated Certificate of Incorporation.

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Governance Committee

COMPOSITION

Pursuant to our Restated Certificate of Incorporation, our Governance Committee (which is referred to in our Restated Certificate of Incorporation as the Nominating Committee) must be made up of five directors: two directors who make up our Class A-C Nominating Subcommittee; two directors who make up our Class A-M Nominating Subcommittee; and one independent director, referred to as the Independent Governance Committee Member.

PRIMARY RESPONSIBILITIES

Under the terms of the Governance Committee’s charter and our Restated Certificate of Incorporation, the responsibilities and duties of the Governance Committee and its Nominating Subcommittees include, among other things:

•	recommending to our Board up to three candidates for election by the holders of our Class B common stock and our Special Class B voting stock;
•	nominating, directly or through its sub-committees, up to 12 candidates to stand for election by the holders of our Class A common stock and our Special Class A voting stock as further described under “Nomination Process”;
•	periodically evaluating and recommending criteria for selection of Board members to be adopted by the Governance Committee and our Board;
•	monitoring and overseeing the annual evaluation of our Board;
•	reviewing and preparing for approval by our Board the annual budget for the activities and operations of our Board;
•	periodically evaluating and recommending for approval by our Board the policies for retirement, resignation and retention of the directors;
•	recommending for approval by our Board memberships and chairs of the Board’s other committees;
•	identifying and recommending for approval by our Board candidates for CEO of our Company;
•	assisting the Board in monitoring best practices, trends, developments and issues relating to our corporate governance practices and policies, in the context of our shareholder profile and “controlled company” status for NYSE and TSX purposes;
•	overseeing our corporate and political action committee political contributions and receiving annual reports summarizing our political activities, including an annual review of our Political Contributions Policy & Activity Report; and
•	reviewing and recommending for approval by our Board, changes to our Governance Guidelines.

INDEPENDENCE

As a “controlled company,” we are not required to have a nominating/corporate governance committee consisting entirely of directors who meet the independence requirements of the NYSE Listing Standards. H. Sanford Riley, the Independent Governance Committee Member, is independent under the NYSE Listing Standards and our Restated Certificate of Incorporation.

Board and Committee Self-Assessments

Pursuant to the Governance Guidelines, our Board and its committees conduct annual self-assessments to evaluate the qualifications, experience, skills and balance of our Board and its committees and to confirm that they are working effectively. The Secretary’s office solicits feedback from all directors, and the results of such feedback are discussed with our Board and Governance Committee in detail. In addition, the Independent Governance Committee Member periodically conducts one-on-one meetings with each member of our Board to receive additional feedback regarding director performance, Board and committee composition and effectiveness, and suggested areas of improvement.

Meetings and Attendance

Our Board held seven meetings during 2023. All directors attended at least 75% or more of the aggregate meetings of our Board and the committees of our Board on which they served during 2023, in each case during the periods that he or she served. In fact, our directors attended at least 98% of such Board meetings. In addition, our directors are encouraged to attend the Annual Meeting. All directors standing for re-election at such time attended the 2023 annual meeting of stockholders.

Our Board and each of its committees generally hold executive sessions of non-employee directors at each regularly scheduled meeting. The Board executive sessions of independent directors are presided over by the Independent Governance Committee Member, as set forth in the Governance Guidelines.

Our Long-Term Family Stakeholders

Molson Coors is the proud combination of two family controlled publicly-listed companies that came together in 2005: Molson, Inc. (Molson) and Adolph Coors Company (Adolph Coors). Molson traces its roots back to 1786, making it North America’s oldest beer company, and Adolph Coors was originally founded in 1873. We believe the long history of the involvement and ownership of the Molson and Coors families is one of our greatest strengths.

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Our Company continues to thrive as a result of having two dedicated family stakeholder bases with a long-term ownership perspective. Generations of Molson and Coors family members have actively served on our Board and been engaged in the business, which demonstrates their families’ interest in and commitment to the long-term success of our Company. Currently, Andrew T. Molson and Geoffrey E. Molson, each sixth generation Molson family members engaged in the business, are active members of our Board of Directors. In addition, Peter H. Coors and David S. Coors, fourth and fifth generation Coors family members, respectively, are engaged in the business and also active members of our Board, and David S. Coors and Peter J. Coors (son of Peter H. Coors and brother of David S. Coors and a former Board member) are also active employees in our business.

We strongly believe that the Molson and Coors families’ control and their long-term stewardship have provided, and will continue to provide, a strategic advantage to our Company. Historically, the family ownership structure has helped to maintain stability and mitigate certain short-term pressures typically faced by widely-held companies, which has allowed the Board and management to focus on more long-term sustainable growth that generally benefits all stockholders. This strategic advantage is sustained by a careful balancing of the roles of our Board, management, and all of our stockholders—including the Molson and Coors families. We also recognize the important role that our independent directors play in our Company. Despite our “controlled company” nature, a majority of our Board is independent and, as discussed further above, our Independent Governance Committee Member plays a crucial role in helping to confirm the interests of all directors are taken into consideration on matters, including through acting as chair of the executive sessions of solely independent directors.

The family members also play an important role in upholding our corporate culture, which has helped us to attract and retain top talent. In addition, management effectively cultivates its relationship with the Molson and Coors family members through a variety of channels, including regular Board and committee interaction, investing in future growth opportunities and supporting Molson Coors’ vision to unite people and celebrate all life’s moments.

Stockholder Engagement

Why We Engage

We believe it is essential to actively engage with our stockholders to discuss and receive feedback regarding matters of importance to them and emerging trends, including, among others, changes to continue to bolster our corporate governance practices, the interplay between People & Planet and executive compensation, and appropriate People & Planet frameworks and disclosure metrics. Accordingly, we adhere to the following practices to continue to build and maintain relationships and trust with our stockholders:

conducting year-round engagement with stockholders, proxy advisory firms, and stock analysts; engaging at stockholders’ request to address questions and concerns regarding the Company;
providing stockholder feedback to the Board and committees on a regular basis; and
considering and reflecting on stockholder feedback in our periodic review and update of policies and practices.

How We Engage

SPRING

Implement governance changes, if appropriate, based on prior engagement; Pre-Annual Meeting engagement to continue gathering feedback on emerging People & Planet and executive compensation issues and to discuss expected items on the Annual Meeting agenda; Publish annual report and proxy statement

SPRING/SUMMER

Hold Annual Meeting; Review with the Board and its committees the feedback from prior engagement efforts and Annual Meeting voting results to assist in preparing and setting the agenda for the upcoming engagement season

SUMMER/FALL

Determine topics and schedule for upcoming engagement season based on Annual Meeting voting results, Board and committee discussions, governance and compensation trends, and regulatory developments

WINTER

Conduct comprehensive engagement with stockholders to discuss our business and strategy, and corporate governance and executive compensation matters; Review of stockholder feedback and consideration of potential changes to corporate governance, executive compensation and proxy statement disclosures

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Who We Engage With

We proactively reach out twice each year to our top 25 stockholders and other stockholders as needed, including those that requested engagement or voted against certain proposals.

What We Discussed

Our interactions with stockholders in 2023 and this year covered a broad range of topics, including the following:

•	People & Planet matters, including greenhouse gas emissions, climate performance, natural capital, and People & Planet data assurance and reporting frameworks
•	Board and management oversight of People & Planet matters
•	Emerging trends around the interplay between People & Planet and executive compensation
•	Inclusion and human capital management efforts, including safety and health programs
•	Alcohol responsibility and low/no alcohol products
•	Board effectiveness, refreshment, succession planning and Board-level diversity activities

How We Responded

Based on feedback we received as a result of our engagement activities, and after careful review and consideration from our Board, we have made a number of enhancements to our corporate governance policies and disclosures over the past several years. Below are some examples of the changes made which our Board believes to be in the best interest of the Company and stockholders and shows our commitment to constructive engagement with our investors and other stakeholders:

•	We continue to refine our People & Planet and sustainability disclosures to highlight the progress we have made toward Our Imprint 2025 strategy and our sustainability goals.
•	We created a Leadership Steering Committee composed of business function leaders to monitor People & Planet goal achievement and progress, as well as People & Planet initiatives and trends.
•	We revised our Governance Guidelines to clarify the various types of diversity that the Board considers in evaluating director nominees and board composition.
•	We further updated our Governance Guidelines to clarify that the Governance Committee will ensure that any initial list of prospective director candidates include, but need not be limited to, candidates with a diversity of race, ethnicity or gender, and will similarly require any director search firm to include such candidates.
•	We adopted a Political Contributions Policy in partial response to employee and stockholder engagement.
•	We have strategically approached our Board refreshment practices and increased the number of women directors to four and the number of ethnically or racially diverse directors to three.
•	Starting in 2022 and continuing in 2023 and 2024, a portion of the short-term compensation for the top senior leaders in our organization is based on a number of quantitative People & Planet metrics.
•	We amended our Restated Certificate of Incorporation to expand the non-binding advisory say on pay vote to include the Class B stockholders.

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Certain Governance Policies

Hedging, Pledging and Short Sale Policies

Under our Insider Trading Policy, directors, executive officers, and other employees are prohibited from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the individual’s securities holdings in our Company.

In addition, the Audit Committee adopted an enhanced anti-pledging policy, set forth in the Insider Trading Policy, that prohibits directors, executive officers, and other employees from purchasing our securities on margin, borrowing against any account in which our securities are held, or otherwise pledging securities as collateral for a loan. The restriction on pledging our securities as collateral for a loan (not including margin debt) may be waived with the prior approval of the CFO and Chief Legal Officer or Legal Designee (as defined under the Insider Trading Policy), except in the case of a proposed pledge by an insider (defined as a director or executive officer who is subject to Section 16 of the Exchange Act or any executive that is a direct report to the CEO). Any proposed pledge by an insider must also be approved in advance by the Audit Committee as part of its risk oversight function.

The enhanced anti-pledging policy sets forth more than a dozen distinct factors that must be considered before a proposed pledging transaction may be approved. Details of outstanding pledges of our securities are included within footnotes in the “Beneficial Ownership” section of this Proxy Statement.

As part of its risk assessment and risk management oversight responsibilities, the Audit Committee has evaluated the outstanding pledges of our securities, both on an individual and an aggregate basis, including the potential impacts to us and our stock price in the event of a forced sale, and does not believe they are reasonably likely to have a material adverse effect on us. In addition, the Audit Committee has reviewed and approved our risk management plans in the event of a forced sale or other potential event of default under these pledging arrangements.

Our directors, executive officers and other employees also are prohibited from engaging in short sales related to our common stock and the exchangeable shares issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary (Exchangeco).

Political Contribution Policy

In February 2021, the Governance Committee adopted an enhanced political contribution policy that outlines the Company’s policies, procedures and philosophy regarding its political contributions and activities. The Political Contribution Policy was adopted in response to feedback received from employees and as part of the Company’s ongoing stockholder engagement. The Political Contribution Policy sets forth the broad criteria that drive decisions regarding political contributions by employee-funded entities (e.g., federal PACs), corporate contributions where allowed by law, and other lobbying and advocacy efforts. It also provides that the Company’s political spending will be aligned to a set of giving criteria that is focused on a pro-Company agenda that generally, but not exclusively, opposes increased beer taxes and restrictions on sales and marketing, and promotes marketplace transparency and industry innovation. The Political Contribution Policy also clarifies that the Company’s political spending will not be influenced by the political preferences of any individual director, officer or employee. The policy vests oversight responsibilities with the Governance Committee and places day-to-day management of the Company’s political activities with the Chief Legal & Government Affairs Officer and Vice President — Government Affairs.

Access To Our Directors

Stockholders and other interested parties may communicate directly with members of our Board as described in the “Questions and Answers” section of this Proxy Statement.

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Director Compensation

General

We use a combination of cash and stock-based compensation to ensure we can attract and retain high-caliber individuals to serve on our Board. The Compensation & HR Committee, with assistance from the Compensation Consultant, reviews and makes recommendations to our Board annually with respect to the form and amount of director compensation. In setting director compensation, the Compensation & HR Committee considers the significant amount of time that directors expend in fulfilling their duties to our Company and the skill level required of our Board members, as well as the compensation of directors at our peer companies. Our overall director compensation approach is to target the median of our peer group described in the “Compensation Discussion & Analysis (CD&A)” section of this Proxy Statement for both cash and stock-based elements.

2023 Compensation

Directors received an annual cash retainer and an annual equity grant in the form of restricted stock units (RSUs), as shown below. Amounts paid are prorated according to dates of service.

Compensation Element	Members (non-Chair) ($)	Chair & Vice Chair of our Board ($)	Chair of the Audit Committee ($)	Chair of the Compensation & HR Committee ($)	Chair of the Finance Committee ($)	Independent Governance Committee Member ($)
Cash Retainer	105,000	195,000	130,000	125,000	120,000	125,000
RSUs	165,000	165,000	165,000	165,000	165,000	165,000
Total	270,000	360,000	295,000	290,000	285,000	290,000

In addition, directors are reimbursed for any expenses incurred while attending our Board or any committee meetings and in connection with any other Company business. Board members also received tax reporting and filing assistance given the complexities created by having Board meetings across multiple countries and tax jurisdictions.

After a review of our peer group median reference points with the Compensation Consultant, the Compensation & HR Committee recommended and the Board approved the following changes to the director compensation program effective for the 2023-2024 Board service year beginning in May 2023: an incremental $5,000 increase in the annual cash retainer for all board members, an incremental $5,000 increase in the annual cash retainer for the Chair of the Audit Committee, and a $20,000 increase in the value of the annual RSU grant. In addition, the Board approved a new incremental $20,000 annual cash retainer for the Independent Governance Committee Member effective beginning in July 2023. With these changes the Compensation and HR Committee believes our director pay approximates the median of our peer group.

Under our Directors’ Stock Plan, non-Molson and non-Coors family directors may elect to receive 0%, 50% or 100% of their annual cash retainer in the form of either: (i) shares of Class B common stock; or (ii) deferred stock units (DSUs), with the balance in each case being paid in cash. Molson and Coors family directors receive their entire retainer and any Chair or Vice Chair retainer, as applicable, in cash. DSUs represent the right to receive shares of Class B common stock when the director’s service on our Board terminates. Upon departure from the Board, directors who have elected DSUs are paid a cash amount equal to the dividends that would have been paid during the vesting period had each DSU been an actual share of Class B common stock.

Gavin D.K. Hattersley, as our President and CEO, does not receive any compensation for his service on the Board. See the “Executive Compensation” section of this Proxy Statement for Mr. Hattersley’s compensation as President and CEO of the Company.

Director Stock Ownership Requirements

In order to further align the interests of directors with the long-term interests of our stockholders, our Board has determined that, by the end of his or her fifth year as a director, each director should own stock or stock equivalents with a value equal to five times the annual retainer. All of our directors currently meet or are on track to meet this requirement. Shares owned directly by the director, as well as the value of DSUs and unvested RSUs, are included in calculating ownership levels.

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Director Compensation Table

The table below summarizes the compensation by our Company to directors for the year ended December 31, 2023.

Current Directors	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Julia M. Brown	103,104	165,034	—	268,138
David S. Coors(2)	158,983	165,034	—	324,017
Peter H. Coors	137,225	165,034	—	302,259
Roger G. Eaton	126,208	165,034	—	291,242
Mary Lynn Ferguson-McHugh	123,104	165,034	—	288,138
Charles M. Herington	103,221	165,034	—	268,255
Andrew T. Molson	137,225	165,034	—	302,259
Geoffrey E. Molson(3)	158,983	165,034	93,813	417,830
Nessa O’Sullivan	103,147	165,034	—	268,181
H. Sanford Riley	113,104	165,034	—	278,138
Jill Timm(4)	4,280	—	—	4,280
Leroy J. Williams, Jr.	103,104	165,034	—	268,138
James “Sandy” A. Winnefeld, Jr.	103,104	165,034	—	268,138
Former Director
Louis Vachon(5)	109,789	165,034	—	274,823
(1)	As outlined below in “Fees Earned or Paid in Cash Elections”, certain directors elected to receive a portion of the above fees in the form of Deferred Stock Units (“DSUs”) or shares of the Company stock pursuant to our deferred compensation program for directors.
(2)	In addition to his director compensation reflected in the table above, David S. Coors received compensation of approximately $458,280 in 2023 as an employee of our Company, which included salary, bonus and equity awards consisting of PSUs and RSUs. Assuming maximum-level performance for the PSUs, the aggregate compensation would be increased by $50,000.
(3)	In addition to his role on the Board, Geoffrey E. Molson, through an entity controlled by him, received CAD $124,236.53 in 2023 for consultant services rendered to our Company in an ambassadorial role, shown in the “All Other Compensation” column above. A CAD to USD exchange rate of 0.75512 as of December 31, 2023 was used to convert Mr. Molson’s ambassadorial role fees.
(4)	Ms. Timm was appointed as a director effective December 16, 2023. The amount above reflects her prorated cash retainer for her service during 2023, and no unvested shares as of December 31, 2023. She did not receive a RSU award in 2023.
(5)	Mr. Vachon served as Director through December 15, 2023. The amounts reflected above are prorated for his service during 2023 and include a portion of his fees paid in cash due to his retirement as a Director during the fourth quarter of 2023.

On May 18, 2023, each director received an annual equity grant of 2,667 RSUs with a grant date fair value of $61.88 per unit and an aggregate grant date fair value of $165,034. The grant date fair value is calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, Compensation-Stock Compensation (FASB Topic 718). The assumptions used to calculate these amounts are described in Note 16 “Share-Based Payments” to our Company’s consolidated financial statements in the Annual Report. The RSUs cliff vest on May 18, 2026, or upon retirement of the director from our Board, whichever comes first. Upon vesting of RSUs, the director is paid a cash amount equal to the dividends that would have been paid during the vesting period had each RSU been an actual share of Class B common stock.

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Fees Earned or Paid in Cash Elections

For 2023, the directors made the following elections under our Directors’ Stock Plan:

•	Retainer paid in 100% Cash: Julia M. Brown, David S. Coors, Peter H. Coors, Roger G. Eaton, Mary Lynn Ferguson-McHugh, Andrew T. Molson, Geoffrey E. Molson, H. Sanford Riley, Jill Timm, Leroy J. Williams, Jr. and James “Sandy” A. Winnefeld Jr.
•	Retainer paid in 50% DSUs and 50% Cash: Charles M. Herington
•	Retainer paid in 100% DSUs: Nessa O’Sullivan
•	Retainer paid in 100% Shares of Class B Common Stock: Louis Vachon

Stock Awards

Outstanding Equity Awards

The table below summarizes each director’s outstanding RSUs and DSUs as of December 31, 2023.

Current Directors	RSUs(1)	DSUs(2)
Julia M. Brown	8,051	—
David S. Coors	8,051	—
Peter H. Coors	8,051	—
Roger G. Eaton	8,051	20,581
Mary Lynn Ferguson-McHugh	8,051	—
Charles M. Herington	8,051	25,604
Andrew T. Molson	8,051	—
Geoffrey E. Molson	8,051	—
Nessa O’Sullivan	8,051	7,320
H. Sanford Riley	8,051	15,668
Jill Timm(3)	—	—
Leroy J. Williams, Jr.	5,523	—
James “Sandy” A. Winnefeld, Jr.	8,051	—
Former Director
Louis Vachon(4)	—	—
(1)	Represents the underlying shares of Class B common stock issuable upon vesting, retirement from our Board, death or disability, and settlement, as applicable; Excludes 3,002 outstanding RSUs received by David S. Coors in conjunction with his service as an employee of the Company.
(2)	Represents the underlying shares of Class B common stock issuable within thirty days after termination of service as a member of our Board, and settlement, as applicable.
(3)	Ms. Timm who was appointed as a director effective December 16, 2023, did not hold any RSUs or DSUs as of December 31, 2023.
(4)	Mr. Vachon’s outstanding RSUs became 100% vested and his outstanding DSUs were paid in shares of Company stock upon his retirement effective December 15, 2023.

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Related Person Transactions

Approval of Related Person Transactions

Our Board has adopted a formal written policy for the review, approval and ratification of “related person” transactions. Under the policy, the Audit Committee is required to approve all related person transactions (except those transactions between us and affiliates or members of the Molson or Coors families, which require full Board approval in accordance with our Bylaws) with an aggregate amount involved that will, or may be expected to, exceed $120,000. Other than salary and benefits to officers and employees in the ordinary course of business, any transaction between us and affiliates or members of the Molson or Coors families, regardless of the amount involved, requires Board approval under our Bylaws pursuant to the requirements set forth therein.

Under the policy, our directors, executive officers and beneficial owners of more than 5% of our Class A common stock, our Class B common stock, the Class A exchangeable shares, and the Class B exchangeable shares issued by Exchangeco, or other voting securities (collectively, 5% beneficial owners) are expected to disclose the material facts of any transaction that could be potentially considered a “related person” transaction to our Company.

In determining whether to approve or ratify a transaction subject to the policy, the Audit Committee will review the relevant facts regarding the transaction including: (a) the extent of the related person’s interest in the transaction; (b) whether the transaction is on terms no less favorable than terms generally available to or from an unaffiliated third party under the same or similar circumstances; and (c) whether the related person transaction is consistent with the best interests of our Company and stockholders.

Each of the transactions and relationships set forth below were ratified and approved in the manner and to the extent required under our related party transaction policy or Bylaws, as applicable.

Certain Related Person Transactions

Eric H. Molson, the father of Andrew T. Molson and Geoffrey E. Molson, serves as a Director Emeritus. In connection with his role, he has the ability to recommend up to $325,000 per year in charitable contributions.

We have contractual relationships with the Montréal Canadiens and Gestion evenko. Geoffrey E. Molson, our Chair, and Andrew T. Molson, a member of our Board, are affiliated with the general partner and one of the limited partners of CH Group Limited Partnership, the owner of the Montréal Canadiens, the Bell Centre, L’Équipe Spectra and Gestion evenko. Geoffrey E. Molson is also the President and CEO of CH Group Limited Partnership. In 2023, we made payments totaling approximately CAD $1.7 million to the Montréal Canadiens in marketing, advertising, promotional endeavors and sponsorship rights in the ordinary course of business and the Montréal Canadiens or its affiliates made payments totaling approximately CAD $9.6 million to us according to the terms of our agreements and purchased our products in the ordinary course of business. In 2023, we made payments totaling approximately CAD $1.9 million to Gestion evenko and its affiliates in marketing, advertising and promotional endeavors in the ordinary course of business. The business relationships have been in place for many years, are reviewed at least annually by the Audit Committee, and our Board has determined they are fair and reasonable and comparable to market conditions for similar business relationships.

In addition, in connection with the sale by one of our predecessor entities of its ownership interest in the Montréal Canadiens, such predecessor agreed to assume the liability associated with the Montréal Canadiens Deferred Compensation Plan (MCDC) for the benefit of the Montréal Canadiens’ players and coaches. During 2023, we made approximately CAD $97,000 in annual pension payments under the MCDC.

We have an ongoing business relationship with RES PUBLICA and its subsidiary, NATIONAL Public Relations, for strategic public relations services. Geoffrey E. Molson and Andrew T. Molson are affiliated with RES PUBLICA. Andrew T. Molson is a partner and the Chairman of RES PUBLICA, and Geoffrey E. Molson is a member of its board of directors. In 2023, we made payments to NATIONAL Public Relations totaling approximately CAD $149,000 for strategic public relations services, and no payments to RES PUBLICA. The business relationship has been in place for many years, is reviewed at least annually by the Audit Committee, and our Board has determined it is fair and reasonable and comparable to market conditions for similar business relationships.

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From time to time, we employ members of the Coors and Molson families, which together own a controlling interest in our Class A shares of our Company. Hiring and placement decisions are made based upon merit and compensation packages that are offered commensurate with policies in place for all employees of Molson Coors. Peter J. Coors (son of Peter H. Coors and brother of David S. Coors), and David S. Coors (son of Peter H. Coors) and Peter J. Coors (son of Peter H. Coors) are employed by the Company. In 2023, David S. Coors received compensation in the ordinary course of business of approximately $458,280, which included salary, bonus and equity awards.  In 2023, Peter J. Coors received compensation in the ordinary course of business of approximately $331,950, which included salary, bonus and equity awards. Our policies and procedures for review, approval and ratification of related person transactions did not require review, approval or ratification of Peter J. Coors’ compensation because it was limited to salary and benefits paid to an employee in the ordinary course of business. Please see the “Director Compensation” section of this Proxy Statement for a description of Peter H. Coors’ and David S. Coors’ compensation in their respective roles as directors of our Company and for further detail regarding David S. Coors’ compensation as a non-executive employee.

Management

Executive Officers

The following persons hold the executive officer positions at Molson Coors as further described below as of the Record Date.

Age 61 President and CEO of Molson Coors since September 2019	GAVIN D.K. HATTERSLEY BUSINESS EXPERIENCE: See page 18.

Age 57 CFO of Molson Coors since November 2016

TRACEY I. JOUBERT

BUSINESS EXPERIENCE:

Prior to her current role, Ms. Joubert served as the CFO and Executive Vice President of MillerCoors from 2012 to November 2016. Prior to entering that role in 2012, Ms. Joubert served as Vice President of Finance, Planning & Analysis and Controller since the formation of MillerCoors in 2008. Before joining MillerCoors, she served as Director of Finance and Group Services at Miller Brewing Company. She began her career in beer with SAB Limited, a beer brewer, in Johannesburg, South Africa, where she served as Financial Manager of technical accounting and Financial Manager of finance services. Prior to joining SAB Limited, she was Financial Manager at Barloworld Limited, an industrial brand management company, and articled at KPMG South Africa, a professional services company. Ms. Joubert has served as director of JELD-WEN Holding, Inc. (NYSE: JELD), a publicly-traded global manufacturer and distributor of windows, doors, and other building products, since 2021. She previously served as a director of Cooper Tire & Rubber Company (NYSE: CTB) from 2017 to 2021.

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Age 45 Chief Legal & Government Affairs Officer of Molson Coors since September 2023

NATALIE MACIOLEK

BUSINESS EXPERIENCE:

Prior to joining Molson Coors, Ms. Maciolek served as senior vice president, general counsel and corporate secretary at Kohler Co., a manufacturing company, from October 2022 to August 2023, and vice president, general counsel and corporate secretary from November 2018 to October 2022. She also served in positions of increasing responsibility at Kohler Co. from August 2013 to November 2018.  Prior to joining Kohler Co, she was a partner and associate at Quarles & Brady LLP, a law firm, from 2004 to 2013.

Age 46 Chief Commercial Officer of Molson Coors since March 2023

MICHELLE ST. JACQUES

BUSINESS EXPERIENCE:

Prior to her current role, Ms. St. Jacques served as Chief Marketing Officer of Molson Coors from November 2019 to February 2023, and as Chief Marketing Officer of MillerCoors from February 2019 until November 2019. From 2015 to January 2019, Ms. St. Jacques served as Senior Vice President and Head of Global Brand & Marketing Capabilities for Kraft Heinz Company, multinational food company, in addition to a number of other roles of increasing responsibilities with the company. Prior to the 2015 merger of Kraft and Heinz, she served as Vice President of Heinz Brand for H. J. Heinz Company, multinational food company, from 2014 to 2015.

Age 47 President and CEO of Molson Coors EMEA&APAC since January 2022

SERGEY YESKOV

BUSINESS EXPERIENCE:

Prior to his current role, Mr. Yeskov served as Managing Director-Central and Eastern Europe of Molson Coors from January 2020 to December 2021. Mr. Yeskov served as President and CEO of Molson Coors International from January 2018 to December 2019. He also served as Chief Sales and Commercial Officer at Molson Coors Canada from January 2017 to December 2017 and as Regional President of Croatia, Bosnia, Slovenia / General Manager of Zagrebačka Pivovara, a beer brewer, from December 2009 to December 2016. Prior to joining Zagrebačka Pivovara, he held a number of positions in breweries owned by Anheuser-Busch InBev, a multinational drink and brewing company.

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Proposal No. 2 — Advisory Vote to Approve Named Executive Officer Compensation (the Advisory Say-on-Pay Vote)

In accordance with Section 14A of the Exchange Act, the Class A Holders and the Class B Holders, voting together as a single class, are entitled to cast a vote to approve the compensation of our NEOs as described in the “Compensation Discussion and Analysis (CD&A)” section and the “Executive Compensation” section of this Proxy Statement. This proposal is also referred to as the say-on-pay vote. We have held a say-on-pay vote at each year’s annual meeting since 2013 and based on the 2023 advisory vote regarding the frequency of say-on-pay votes, our Board has determined to hold an advisory vote on NEO compensation every year.

In deciding how to vote on this proposal, we encourage you to read the “Compensation Discussion and Analysis (CD&A)” and “Executive Compensation” sections of this Proxy Statement. As described in more detail in those sections, we believe our compensation programs emphasize performance and accountability while maintaining alignment with medium- and long-term stockholder interests.

We are asking our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”

Because your vote is advisory, it will not be binding upon our Board. However, our Board values our stockholders’ opinions and the Compensation & HR Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

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Compensation Discussion and Analysis (CD&A)

Introduction

This CD&A describes our executive compensation programs and practices and explains how the Compensation & HR Committee considers performance when making compensation decisions. This discussion focuses on the compensation provided to our NEOs, who for 2023 were:

Gavin D.K. Hattersley President and CEO	Tracey I. Joubert CFO	Michelle St. Jacques Chief Commercial Officer(1)	Natalie Maciolek Chief Legal & Government Affairs Officer(2)	Sergey Yeskov President and CEO of Molson Coors EMEA&APAC

(1)	Effective March 1, 2023, Ms. St. Jacques was appointed the Company’s Chief Commercial Officer. Ms. St. Jacques previously served as the Company’s Chief Marketing Officer from November 2019 to February 2023.
(2)	Effective September 5, 2023, Ms. Maciolek was appointed the Company’s Chief Legal & Government Affairs Officer.

Executive Summary

Linking Compensation to Strategy

Our overall business strategy drives our compensation philosophy and the choices we make as a business. Our two primary focus areas are (i) our ambition to be first choice for our people, our consumers, and our customers, and (ii) execution against the following five pillars of our Acceleration Plan:

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Our business strategy involves delivering against these pillars and using a balanced focus on both top- and bottom-line performance with a goal of achieving sustainable growth. Our annual incentive program, the Molson Coors Incentive Plan or MCIP, supports this strategy by incorporating two bottom-line metrics: Adjusted Underlying Income Before Income Taxes and Adjusted Underlying FCF; and two top-line metrics: Adjusted NSR and Adjusted NSR / HL, all weighted equally. We also include a scorecard of People & Planet metrics weighted at 10% of the overall payout for our NEOs and other senior leaders.

Similar to 2022, our PSUs for the 2023-2025 performance period are based on three independent measures weighted as follows: Relative TSR – 50%, Adjusted Cumulative NSR – 25%, and Adjusted Cumulative Underlying Income Before Income Taxes – 25%. We believe this approach emphasizes the importance of delivering against the Company’s business strategy to focus on sustainable top- and bottom-line growth. We believe that Adjusted Cumulative Underlying Income Before Income Taxes provides a direct tie to employee performance as employees understand how their actions can lead to improvements in this metric.

Linking Compensation to Performance

In 2023, we achieved the following Enterprise MCIP results on the metrics for our short-term incentive plans:

•	Above maximum performance on our Adjusted Underlying Income Before Income Taxes metric driven by higher financial volumes, favorable net pricing to customers, lower cost of goods sold per hectoliter, and favorable net interest, partially offset by higher MG&A spend;
•	Above maximum performance on Adjusted Underlying FCF metric driven primarily by higher net cash provided by operating activities;
•	Above maximum performance on our Adjusted NSR metric reflects higher financial volumes and positive net pricing;
•	Above maximum performance for our Adjusted NSR / HL metric reflects positive net pricing; and
•	Below target performance on our People & Planet scorecard reflects that progress was made on most metrics but results were mixed compared to our targets.

These results combined to produce an overall Enterprise MCIP payout at 185% of target. As discussed below under “Annual Incentives,” certain of our NEOs earn short-term incentive payouts based on the results of particular business units rather than the entire company. Like the enterprise as a whole, each of our main business units also produced strong results for the year. The Americas MCIP payout was at 175% of target and the EMEA&APAC MCIP payout was at 156% of target.

The three-year PSUs granted in 2021 paid out at 152% based on the three year performance period of 2021-2023 because our performance was above target on NSR, above maximum on Relative TSR and slightly below target on PACC.

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2023 CEO Realizable Pay Versus Adjusted Underlying Performance

As mentioned above, variable incentive metric performance was positive for MCIP and LTIP-PSUs in 2023. The overall Enterprise MCIP for 2023 paid out at 185% of target and the 2021 to 2023 PSU awards paid out at 152%.

Realizable pay for Mr. Hattersley for 2023 was $11.67 million against a target value of $9.78 million or approximately 119% of target, primarily due to business performance and stock appreciation. Realizable pay for this comparison includes base salary, actual non-equity incentive plan payments, intrinsic value for stock options granted in 2023, RSUs granted in 2023 valued at the stock price of December 29, 2023, PSUs granted in 2023 assuming target-level PSU performance and valued at the stock price of December 29, 2023, and dividend equivalents.

Values related to performance incentive metrics shown in the chart above are reflective of final incentive plan results. MCIP incentive metrics are adjusted for the impact currency exchange rate fluctuations have on the calculations throughout the year and certain unplanned economic or business issues as approved by the Compensation & HR Committee.

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Executive Compensation Governance Practices

What We Do	What We Don’t Do
Tie a significant portion of compensation to performance	Have an executive compensation program that encourages excessive risk taking
Use a balance of short- and long-term incentive awards with diverse performance metrics for both	Re-price stock options without stockholder approval
Award incentive compensation subject to clawback policies	Provide excise tax gross ups to executives
Consider peer group and comparable industry data in setting compensation	Allow hedging of Company stock
Establish significant executive and director stock ownership guidelines and evaluate compliance annually	Award excessive perquisites
Retain an independent compensation consultant	Offer excessive change in control or severance benefits
Actively engage with investors regarding executive compensation and governance practices	Pay dividends or dividend equivalents prior to vesting of stock awards
Base a portion (10%) of the short-term incentive awards on a People & Planet scorecard composed of certain quantitative People & Planet metrics

Executive Compensation Philosophy

Our objective for our executive compensation programs is to support our business needs while being competitive in an ever-changing marketplace. To that end, our programs follow certain core principles that we believe enable us to attract and retain the leaders who will effectively develop and execute our business strategy. The Compensation & HR Committee regularly reviews these principles to ensure they meet our strategic objectives.

In designing compensation programs and setting compensation levels, we apply the following principles:

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Pay for Performance Compensation Mix

We pay for performance by ensuring that a significant portion of compensation for our executives is “at-risk” and varies based on the performance of the Company. As executives progress in the Company and assume more responsibility, the percentage of at-risk performance-based pay awarded to them increases. Consistent with our pay philosophy and in line with the compensation awarded at companies in our peer group, our NEOs’ annual target total direct compensation (TDC) (consisting of base salary, target annual incentive and target long-term incentive) is structured so that approximately 87% of the CEO’s compensation and approximately 76% of the other NEOs’ compensation consists of annual and long-term elements that are at-risk and vary with financial and stock performance.

Combined, our short-term and long-term incentives are designed to drive and reward strong performance by the Company and our people. Our mix of fixed and variable compensation motivates both short-term performance on designated financial objectives and longer-term strategic performance, both of which drive value to our stockholders.

Market Competitiveness

We have a consistent philosophy and process for setting base salaries, annual incentive opportunities and equity grant targets for our NEOs and other top executives. Generally, we set benefits and perquisites to reflect the home country practice and applicable law.

Each year, the Compensation & HR Committee reviews the competitiveness of our compensation program and of the program’s individual elements. For 2023, the Compensation & HR Committee used information regarding a peer group of 20 companies together with survey data from other companies in the consumer products industry to assess the competitive levels for each element of the NEOs’ compensation and, when appropriate, for benefits and perquisites.

The Compensation & HR Committee, in consultation with the independent Compensation Consultant, selected the 2023 peer group so that our annual revenue would fall near the median of the peer group’s annual revenue. This was the same approach that was used in selecting the Company’s 2022 peer group. The Compensation & HR Committee also selected the peer group based on consideration of the following similarities:

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Our 2023 peer group consisted of the following companies, which is unchanged from the 2022 peer group:

The Boston Beer Company, Inc.

Brown-Forman Corporation

Campbell Soup Company

Carlsberg A/S

The Clorox Company

Coca-Cola European Partners Plc

Colgate-Palmolive Company

Conagra Brands, Inc.

Constellation Brands, Inc.

Diageo plc

General Mills, Inc.

Heineken NV

The Hershey Company

Hormel Foods Corporation

The J. M. Smucker Company

Kellanova(1)

Keurig Dr Pepper Inc.

The Kraft Heinz Company

McCormick & Company, Incorporated

Monster Beverage Corporation

(1)	Kellanova was formerly known as Kellogg Company.

Strategically Chosen Compensation Elements

The table below describes the purpose of each element of our pay program and how target levels for our NEOs typically compare to the peer group. The Compensation & HR Committee does not fix pay solely based on peer group benchmarks. Rather, competitive market data is only one component in the decision-making around executive compensation. The Compensation & HR Committee also considers each individual’s experience and performance, business and industry challenges, and macroeconomic factors.

Element of Compensation	Purpose	Peer Group Reference Point
Base Salary — Fixed Pay	• Fixed dollar amount that provides a competitive level of fixed compensation	• Generally, median of the peer group
Annual Incentive Awards — Pay for Performance	• Provides variable pay opportunities to reward achievement of short-term Company financial and non-financial goals that also drive sustainable long-term value creation	• Generally, target is set at the median of peer group • Actual payouts are determined by performance
Long-Term Incentive Awards — Pay for Performance	• Provide long-term, stock-based variable pay opportunities to reward achievement of long-term Company goals and stockholder value creation	• Generally, target is set at the median of peer group • Actual payouts are determined by performance (PSUs), stock price at vesting, or both

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Oversight of Executive Compensation Programs

In an attempt to ensure consistent application of our compensation philosophy, we draw on the perspectives of different groups in setting objectives, reviewing performance, and determining compensation for our executive officers, as set forth in the following table.

Roles And Responsibilities

Board (Majority Independent)

•  Sets annual operating plan and long-range (three-year) plan, including targets for Adjusted Underlying Income Before Income Taxes and Adjusted Underlying FCF, as well as Adjusted NSR and Adjusted NSR / HL. These plans lay the foundation for our compensation programs.

•  The non-executive members of the Board:

•  review the CEO’s performance measured against the established metrics and assess the manner in which the CEO motivated the team to achieve prescribed performance goals.

•  sets CEO’s base pay, annual incentive target, and LTIP targets after reviewing recommendations from the Compensation & HR Committee.

•  approve ultimate bonus payments and equity awards for the CEO, if any.

Compensation & HR Committee (100% Independent)

•  Sets compensation for the NEOs other than the CEO after reviewing recommendations from the CEO.

•  Reviews data, business objectives and goals as established in coordination with our Board, and assesses achievement and recommends compensation for the CEO for approval by our Board.

•  After our Board establishes business goals and objectives, sets performance measures and payout ranges for MCIP and LTIP metrics.

•  Certifies Company and business unit performance against the established metrics, and reviews the performance of the NEOs (other than the CEO) as presented by the CEO.

Compensation Consultant (Independent)

•  Reports directly to the Compensation & HR Committee.

•  Assists in developing recommendations for executive compensation, including by providing market compensation data for all the NEOs.

•  Based on input and guidance from the Compensation & HR Committee, the CEO and the Chief People and Diversity Officer, develops and provides information and recommendations to assist the Compensation & HR Committee in reviewing and adjusting the global compensation program, including:

•  peer group and industry data, with guidance on market and regulatory trends such as clawbacks;

•  assessments of pay competitiveness for executive officers; and

•  methods for implementing compensation elements and relative pay and performance alignment.

CEO

•  Recommends individual performance goals for the other NEOs and guides the achievement of those goals.

•  Evaluates each other NEO’s performance on the basis of personal goals set for the year and a self-assessment completed by the NEO.

•  Reviews trend information and reports prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation & HR Committee.

•  Recommends salaries and MCIP and LTIP awards for the other NEOs, based on his assessments and review of the data.

Chief People and Diversity Officer (Americas)

•  Reviews trend information and reports prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the CEO and the Compensation & HR Committee.

•  Recommends adjustments to our executive compensation programs to the CEO and the Compensation & HR Committee.

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Components of Executive Compensation and 2023 Executive Pay Outcomes

This section describes the key elements of our executive compensation program and the 2023 awards to our NEOs.

Base Salary

We use base salary to provide fixed compensation that is meant to be competitive with our peers. For 2023, the Compensation & HR Committee approved the following salaries and adjustments for the NEOs other than Mr. Hattersley, whose salary in turn was approved by our Board based upon the Compensation & HR Committee’s recommendation.

NEO	Base Salary as of December 31, 2022 ($)	Base Salary as of December 31, 2023 ($)	Base Salary Total % Change in 2023
Gavin D.K. Hattersley	1,200,000	1,250,000	4.2%
Tracey I. Joubert	824,506	849,241	3.0%
Michelle St. Jacques(1)	675,021	710,000	5.2%
Natalie Maciolek(2)	—	580,000	—
Sergey Yeskov(3)	439,538	452,724	3.0%
(1)	Ms. St. Jacques became Chief Commercial Officer effective March 1, 2023, the salary change reflects this change in role.
(2)	Base salary information for Ms. Maciolek is provided only for 2023 because she was hired in 2023.
(3)	Value is in USD. A EUR to USD exchange rate of 1.1039 as of December 31, 2023 was used to convert Mr. Yeskov’s base salary.

Annual Incentives

•	The MCIP provides a variable annual pay opportunity, which is consistent with peer companies’ practices to reward participants for achievement against short-term objectives that can have a long-term impact on our Company’s value.
•	The MCIP rewards many employees for performance against pre-established annual goals at the Company, business unit and individual levels. The MCIP award for the CEO is based entirely on the achievement of Company financial targets and People & Planet goals. MCIP awards for the other NEOs are based primarily on the performance of the enterprise or business units whose results they can influence the most, but final awards may be adjusted based on performance against individual goals.

2023 MCIP Target Awards

Target awards for the NEOs are expressed as a percentage of base salary. The following table shows, for each NEO, the target award, which business unit results are considered, and whether individual performance is considered and, at what proportion.

NEO	Target award (as a % of base salary)	Basis of MCIP award
Gavin D.K. Hattersley	150%	100% Enterprise
Tracey I. Joubert	90%	75% Enterprise 25% Individual
Michelle St. Jacques(1)	75%/90%	75% Americas 25% Individual
Natalie Maciolek	75%	75% Enterprise 25% Individual
Sergey Yeskov	90%	75% EMEA&APAC 25% Individual
(1)	Ms. St. Jacques became Chief Commercial Officer effective March 1, 2023, the MCIP targets above reflect both her prior and her new role.

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For NEOs other than the CEO, individual goals measure performance against specific job initiatives and carry a 25% weight of their respective total MCIP targets. For 2023, individual goals for NEOs were consistent with the fourth year of our updated business strategy and its focus on driving sustainable top- and bottom-line growth while evolving from a beer to a beverage company, which included, but were not limited to:

•	shifting the culture of the Company to drive stronger engagement and business performance,
•	capability improvements and People & Planet objectives delivered as part of our updated business strategy,
•	improving the above premium representation of the Company’s portfolio,
•	improving the health of core brands, and
•	achieving financial goals.

To help ensure that NEOs maintain a focus on the organization as a whole, there are no payouts under the MCIP for achievement of individual goals unless threshold performance is achieved at the Company or applicable business unit level. In other words, if the Company or business unit component does not pay out for a particular NEO, that executive’s individual component will not pay out either, regardless of individual achievements. Conversely, if there is a payout on an NEO’s Company or business unit component, that payout will also affect the NEO’s individual payout, if any.

The individual goal multiplier for each NEO other than the CEO is recommended by the CEO to, and then approved by, the Compensation & HR Committee, based on an assessment of each NEO’s performance against his or her individual goals for the year.

2023 MCIP Performance Metrics

•	The NEOs’ 2023 MCIP awards were based on the following equally-weighted Company or business unit metrics (as applied to the enterprise or the relevant business unit):

Metric (weight %)	Corporate Definition(1)
Adjusted Underlying Income Before Income Taxes (22.5%)	Income (loss) before income taxes from continuing operations, adjusted for certain items
Adjusted Underlying FCF (22.5%)	Cash provided by operating activities minus (–) capital expenditures, adjusted for certain items
Adjusted NSR (22.5%)(2)	Our total revenue from sales after excise taxes, adjusted for certain items
Adjusted NSR / HL (22.5%)(2)	Our total revenue from sales after excise taxes, adjusted for certain items, divided by volume(3)
People & Planet Scorecard Results (10%)	Metrics include emissions, gender diversity, racial diversity (U.S. only(4)), safety, and water usage.
(1)	Adjusted Underlying Income Before Income Taxes, Adjusted Underlying FCF, Adjusted NSR and Adjusted NSR / HL are non-GAAP measures. Results are calculated by excluding the impact of certain non-GAAP adjustment items from the nearest U.S. GAAP metric, which is (i) income from continuing operations before income tax for Adjusted Underlying Income Before Income Taxes, (ii) net cash provided by operating activities for Adjusted Underlying FCF, (iii) total revenue from sales after excise taxes for Adjusted NSR, and (iv) total revenue from sales after excise taxes divided by financial volume plus royalty volume for Adjusted NSR / HL. Non-GAAP adjustment items include goodwill and other intangible and tangible asset impairments, restructuring and integration related costs, unrealized mark-to-market gains and losses, potential or incurred losses related to certain litigation accruals and settlements and gains and losses on sales of non-operating assets, among other items included in our U.S. GAAP results that warrant adjustment to arrive at non-GAAP results. Adjusted NSR also excludes certain revenues associated with non-owned brands, including contract brewing and wholesale/factored brand sales. We consider these items to be necessary adjustments for purposes of evaluating our ongoing business performance and are often considered non-recurring. Such adjustments are subjective, involve significant management judgment and can vary substantially from company to company. Applicable U.S. GAAP and underlying non-GAAP results may also be adjusted for certain unplanned economic or business issues as may be approved by the Compensation & HR Committee.
(2)	Both Adjusted NSR and Adjusted NSR / HL must be above threshold for either of these metrics to pay out.
(3)	Enterprise Adjusted NSR/HL = (EMEA&APAC Adjusted NSR plus Americas Adjusted NSR) divided by (Americas financial volume plus EMEA&APAC financial volume plus royalty volume).
(4)	Given data privacy and reporting regulations, we are only able to collect racial data consistently in the U.S. at this time.

The adjustments to arrive at these metrics are determined in accordance with the Company’s written policies regarding such matters. These metrics are further adjusted at the discretion of, and subject to approval by, the Compensation & HR Committee in accordance with our MCIP plan.

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2023 MCIP ADJUSTED UNDERLYING RESULTS

Enterprise

Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Income Before Income Taxes ($ USD millions)	22.5%	1,055	1,110	1,277	1,517	200%
Adjusted Underlying FCF ($ USD millions)	22.5%	863	959	1,247	1,405	200%
Adjusted NSR ($ USD millions)	22.5%	9,559	9,957	10,355	10,552	200%
Adjusted NSR / HL ($ USD)	22.5%	120.70	125.72	130.70	130.86	200%
People & Planet Scorecard Results(1)	10%	—	—	—	—	45%
TOTAL PAYOUT						185%

Business Unit — Americas
Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Income Before Income Taxes ($ USD millions)	22.5%	952	1,002	1,152	1,395	200%
Adjusted Underlying FCF ($ USD millions)	22.5%	752	836	1,087	1,272	200%
Adjusted NSR ($ USD millions)	22.5%	7,854	8,181	8,509	8,718	200%
Adjusted NSR / HL ($ USD)	22.5%	137.20	142.95	148.70	146.04	154%
People & Planet Scorecard Results(1)	10%	—	—	—	—	45%
TOTAL PAYOUT						175%

Business Unit — EMEA&APAC
Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Income Before Income Taxes (€ EUR millions)	22.5%	91	101	132	122	139%
Adjusted Underlying FCF (€ EUR millions)	22.5%	104	115	150	132	150%
Adjusted NSR (€ EUR millions)	22.5%	1,592	1,659	1,725	1,713	182%
Adjusted NSR / HL (€ EUR)	22.5%	72.50	75.51	78.50	81.80	200%
People & Planet Scorecard Results(1)	10%	—	—	—	—	45%
TOTAL PAYOUT						156%

(1)	People & Planet Scorecard metrics are global targets. Targets and performance results are consistent regardless of business unit affiliation.

Final 2023 MCIP Awards

The following table summarizes the calculation of final 2023 MCIP awards for our NEOs after review by the Compensation & HR Committee (and our Board in the case of the CEO) based on the payout percentages noted above. The individual goal multiplier for each NEO (with the exception of the CEO) is recommended by the CEO to and then approved by the Compensation & HR Committee, based on a 2023 performance assessment against individual goals. The “Grants of Plan Based Awards” table provides information on each NEO’s threshold, target and maximum MCIP award.

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NEO	2023 MCIP Target (as a % of Salary)	Component	Weight	MCIP Multiplier	MCIP Award for 2023 ($) (Paid in 2024)
Gavin D.K. Hattersley	150%	Enterprise	100%	185%
		TOTAL			3,434,535
Tracey I. Joubert	90%	Enterprise	75%	185%
		Individual	25%	100%
		TOTAL			1,403,830
Michelle St. Jacques(1)	75%/90%	Americas	75%	175%
		Individual	25%	106%
		TOTAL			1,096,924
Natalie Maciolek(2)	75%	Enterprise	75%	185%
		Individual	25%	100%
		TOTAL			260,176
Sergey Yeskov(3)	90%	EMEA&APAC	75%	156%
		Individual	25%	122%
		TOTAL			665,768
(1)	Ms. St. Jacques became Chief Commercial Officer effective March 1, 2023, and the MCIP targets above reflect both her prior and new role.
(2)	Ms. Maciolek’s payment represents a partial year award.
(3)	A EUR to USD exchange rate of 1.10390 as of December 31, 2023 was used to convert Mr. Yeskov’s MCIP Award for 2023.

The Compensation & HR Committee maintains discretion and control over MCIP award payouts to ensure the final awards are reasonable relative to performance.

Long-Term Incentives

We use our LTIP to provide variable compensation in the form of equity to reward executives for achieving long-term results that align with our stockholders’ interests.

Under our LTIP, we grant executives three types of awards: PSUs, RSUs and stock options. Each NEO is awarded an aggregate LTIP value, which is allocated among the three types of awards as shown below. For 2023, we continued with our 2022 mix of awards to provide a balance of performance-based and time-based vesting compensation. This mix of awards is designed to tie executive compensation to stockholder returns, balance performance focus with retention value, and mitigate the risk of over-focus on a single metric.

LTIP Allocation

Award Type	2023 Allocation	Alignment with Shareholders
PSUs	50%	Payout depends on our performance on Relative TSR, Adjusted Cumulative NSR and Adjusted Cumulative Underlying Income Before Income Taxes
RSUs	30%	Value of award depends on our stock price at time of vesting
Stock Options	20%	Value is realized only if our stock price increases from the grant date

The number of PSUs and RSUs awarded to each NEO is determined at the date of grant by dividing the target value of the award by the closing price of our Class B common stock on that date and rounded up to the next whole share. The number of stock options is determined at the date of grant by dividing the target value of the award by the Black-Scholes value of the award on that date and rounded up to the next whole share.

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The total target value of these LTIP awards granted to the NEOs in 2023 is shown below. The number of PSUs, RSUs and stock options making up those awards are detailed in the “Grants of Plan Based Awards” table.

Name	Total 2023 Annual LTIP Awards ($)
Gavin D.K. Hattersley	6,675,000
Tracey I. Joubert	1,500,000
Michelle St. Jacques	1,500,000
Natalie Maciolek(1)	—
Sergey Yeskov	1,500,000

(1)	Ms. Maciolek did not receive a 2023 annual award because the grant date of the annual award was prior to her start date. She did receive a sign on LTIP award as part of her new hire offer. Ms. Maciolek’s October 2, 2023 sign on award of 19,167 RSUs ($1,200,000 at grant) vests pro-rata in 50% annual increments on October 2, 2024 and October 2, 2025.

The key components of our LTIP are summarized below. Unlike our short-term incentive awards, LTIP awards are based entirely on performance at the enterprise level.

PSUs or Performance Equity

PSUs reward executives for our achievements on our long-term goals. For PSUs granted in 2023 these metrics were: TSR relative to the companies in the S&P Consumer Staples Index, adjusted cumulative underlying income (loss) before income taxes, and cumulative three-year net sales revenue.

Metric	Weight	Definition
Relative TSR	50%	Stock price appreciation plus dividends paid during the performance period, divided by starting stock price, compared relative to the same measure for each of the companies in the S&P Consumer Staples Index at the end of the performance period
Adjusted Cumulative Underlying Income (Loss) before Income Taxes	25%	Total Underlying Income (Loss) before Income Taxes for January 1, 2023 through December 31, 2025
Adjusted Cumulative NSR	25%	Total combined net sales revenue for January 1, 2023 through December 31, 2025

The final award amount, upon vesting, is adjusted upwards or downwards from the target amount based on final performance relative to the applicable metrics, subject to threshold and maximum limits (including maximum amounts approved by the Compensation & HR Committee for each NEO in connection with the grant of PSUs). At maximum performance, PSUs vest at 200% of the target number of shares.

In order to achieve a 200% maximum payout for the 2023 to 2025 PSU awards, our Company must exceed its Adjusted Cumulative Underlying Income (Loss) before Income Taxes target by more than $702 million, exceed its Adjusted Cumulative NSR target by more than $1,710 million and achieve a Relative TSR ranking of at least the 75th percentile. To achieve a minimum payout (beginning at 0% of the target award), our Company must achieve: Adjusted Cumulative Underlying Income (Loss) before Income Taxes within $351 million of target, Adjusted Cumulative NSR within $1,710 million of target, and Relative TSR at or above the 25th percentile.

•	If the Company’s absolute TSR is negative, payout on the Relative TSR metric is capped at the target payout level.
•	To the extent earned, PSUs are settled on the third anniversary of the date of grant, subject to continuing employment. Earned PSUs can be settled in cash or shares of our Class B common stock, or partly in cash and partly in shares, at the discretion of the Compensation & HR Committee. Historically, performance awards have been settled nearly exclusively in shares.
•	PSUs will vest on a pro-rata basis in the event of retirement, death or disability, and are paid out after the performance period ends based on actual results. Upon a change in control, performance is calculated at 100% of target. For any other termination of employment before the end of the performance period, PSUs are forfeited.
•	Dividend equivalents are accrued on unvested PSUs, from grant date to vesting date to the same extent dividends are paid on Class B shares. Dividend equivalents accrue on unvested PSUs and are paid in cash at vesting, if any, subject to the same performance multiplier as the underlying PSUs.

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RSUs

•	We believe that providing part of the annual LTIP award in the form of RSUs significantly strengthens the retention value of our LTIP by providing a full value component to balance stock options and PSUs.
•	RSUs vest in full on the third anniversary of the date of grant, subject to continuing employment.
•	Vested RSUs are settled in shares of Class B common stock.
•	Dividend equivalents are accrued on unvested RSUs, from the grant date to the vesting date, to the same extent dividends are paid on Class B shares. Dividend equivalents accrue on unvested RSUs and are paid in cash at vesting, if any.
•	RSUs will vest on a pro-rata basis in the event of retirement, death or disability. In the event of a change in control, all unvested RSUs will vest, except to the extent a replacement award is provided. For any other termination of employment before the end of the vesting period, RSUs are forfeited.

Stock Options

•	Stock options align the interests of our executives with those of stockholders because stock options have no value unless there is an increase in the value of our shares after the grant date.
•	Stock options vest in three equal annual installments beginning on the first anniversary of the grant date and vested options remain exercisable until the tenth anniversary of the grant date. We believe the ten-year term of our stock options provides an effective long-term retention tool because the options, due to the 10-year term for vested options, retain potential value for executives even in the face of a prolonged downturn in the equity markets. We also believe stock options provide an appropriate balance to PSU grants, which may lose all value if we miss the threshold performance criteria for the awards to pay out.
•	Unvested stock options vest in full in the event of retirement and remain exercisable for three years (or the earlier end of the option term). If a recipient’s employment ends for any other reason, unvested options are forfeited. In the event of a change in control, all unvested stock options vest, except to the extent a substitute award is provided.

Long-Term Incentive (LTIP) Results

2021 to 2023 PSU Payout Results

For the 2021-2023 PSUs, performance was measured 50% based on Relative TSR, 25% on PACC, and 25% on Adjusted Cumulative NSR over the three-year period. Actual performance that was higher or lower than target for any particular metric was assigned a percentage score from 0% to 200% based on linear interpolation. If Relative TSR finished below the 25th percentile, there would be no payout of the PSUs on any of the metrics.

Company performance with respect to each metric for the three-year performance period and the resulting Company performance score are set forth in the table below.

Performance Metric	Weighting	Threshold	Target	Maximum	Results	Company Performance Score
Relative TSR Performance	50%	25th Percentile	50th Percentile	75th Percentile	90th Percentile	200%
PACC(1) (USD millions)	25%	$1,698	$2,426	$3,154	$2,386	95%
Adjusted Cumulative NSR (USD millions)	25%	$31,921	$33,251	$34,581	$33,415	112%

(1)	Profit after capital charge (PACC) is defined as Operating Profits(a) minus a Capital Charge, as further described below.

(a)	Operating Profits is defined as underlying earnings before taxes multiplied (x) by 1 minus (-) our underlying effective tax rate plus (+) underlying interest expense plus (+) underlying depreciation and amortization. Capital Charge is calculated as underlying net operating assets multiplied (x) by our weighted average cost of capital (WACC). PACC is calculated annually, with PSU PACC targets and actual results based on a three-year cumulative calculation. “Underlying net operating assets” means the Company’s 13-point average net operating asset balance used to calculate the capital charge. It includes current assets; net property, plant & equipment; equity investment based upon the Company’s ownership interest in a joint venture; current liabilities; and other assets/liabilities. It is also adjusted to exclude the impact of other non-GAAP adjustments. This measure reflects the return required by stockholders and creditors to fund the Company on a long-term basis.

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2024 Changes to MCIP and LTIP Program Design

In early 2024, the Compensation & HR Committee revised our MCIP and LTIP programs as follows. The performance metrics for the 2024 MCIP are Underlying Pre-tax Income (50% weight), Underlying NSR (30% weight), and Underlying Free Cash Flow (20% weight). The LTIP awards for 2024 are allocated 50% PSUs, 25% stock options and 25% RSUs. The performance metrics for the 2024-2026 performance period are Cumulative Earnings Per Share (EPS), which is consistent with a number of companies in our compensation peer group, with a modifier of 80% to 120% based on Relative TSR performance against the S&P 500 Index companies.  NEOs and senior leaders will still have a 10% weight within the MCIP on a scorecard of People and Planet metrics, with the weighting of the various financial metrics reduced proportionally.

Perquisites

We provide certain limited perquisites to our executives, which we believe are appropriate and competitive. These perquisites are described in the narrative following the “Summary Compensation Table”. The Compensation & HR Committee annually reviews perquisites and other executive benefits to ensure that they are reasonable and consistent with our executive compensation philosophy.

Retirement and Other Post-termination Benefits

Retirement

Generally, executive officers participate in the same retirement, savings and pension plans as do other salaried employees in their home country. In addition to our 401(k) plans in the U.S., we provide supplemental defined contribution plans to highly-compensated U.S. employees to address the Internal Revenue Service (IRS) income and benefit limits placed on retirement plans.

Mr. Hattersley and Ms. Joubert also participate in various Company pension plans where benefits were frozen prior to 2010.

Details regarding the operation of our retirement and pension plans are provided in the narrative following the “Pension Benefits” table.

Deferred Compensation

•	The Molson Coors Deferred Compensation Plan (DCP) is substantially similar in structure and operation to our tax-qualified 401(k) plan and is intended to make employees whole on Company contributions that would otherwise be made to our 401(k) plan were it not for certain IRS limits. Additionally, the DCP allows certain highly-compensated executives to defer up to 75% of their base pay and up to 100% of MCIP award payments. All U.S.-based NEOs participate in these plans.
•	We believe these benefits to be competitive with those offered to similarly situated executives and consistent with market practices.
•	Details regarding the operation of our deferred compensation plans are contained in the “Non-Qualified Deferred Compensation” section of this Proxy Statement.

Change in Control and Severance

•	Through the combination of our change in control program (as amended, CIC Program) and our U.S. Severance Pay Plan, we provide protection to executives in situations involving termination “not for cause” following a change in control. All U.S. NEOs participate in the CIC Program and U.S. Severance Pay Plan. Mr. Yeskov has a Directors Service Agreement in Croatia, which entitles him to severance in the event the Company terminates his employment without notice.
•	As a condition of participating in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect us regardless of whether a change in control occurs.
•	Under the CIC Program, a participant is entitled to certain benefits subject to “double-trigger” conditions following a change in control. Specifically, CIC Program benefits are payable if both (a) a change in control occurs and (b) if the participant is terminated by the Company other than for cause, death or disability or the participant resigns for good reason, in each case, on or within a certain period of time (for NEOs, two years) after the change in control. Benefits are also payable if a qualifying termination occurs up to six months prior to the change in control at the request of a third party involved in or contemplating a change in control of the Company. The CIC Program does not provide for any excise tax gross-ups. Each of the benefits is also conditioned on the participant executing a release of claims in favor of the Company following termination. The CIC Program also contains certain non-solicitation covenants.
•	Additional information about the CIC Program, the U.S. Severance Pay Plan and Mr. Yeskov’s Directors Service Agreement is provided in the “Potential Payments Upon Termination or Change in Control” section of this Proxy Statement.

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Additional Information Regarding Executive Pay

Compensation and Risk Assessment

Our Compensation & HR Committee believes that we have no compensation policies or programs that give rise to risks reasonably likely to have a material adverse effect on our Company.

Governance of Equity Grant Process

The Compensation & HR Committee generally evaluates and approves annual equity grants at or about the same time as it determines and approves annual salary adjustments and annual incentive payouts. Annual equity grants typically are made in late February or early March at a special meeting of the Compensation & HR Committee (for the NEOs other than the CEO) and a special meeting of the Board (in the case of the CEO).

Individual recognition equity awards may be granted at other times during the year, typically on the first trading day of a month, related to special circumstances, such as acquisitions, establishment of joint ventures, promotions, extraordinary performance, retention and other events. Awards of stock options, RSUs or other equity incentives to new executive officers typically occur at the time the individual joins the organization or first becomes an officer.

Equity awards made to NEOs during 2023 are further described under the header “Long-Term Incentive (LTIP) Results”. These awards are also reflected in the relevant compensation tables.

Stock Ownership Guidelines

We have stock ownership guidelines for our executives because we believe it is important for the leadership team to have a meaningful stake in the Company to further align management’s interests with those of our stockholders. Under the guidelines, executives must accumulate shares and share equivalents having a market value equal to a prescribed multiple of annual salary shown below.

Position	Requirement Met?	Ownership Requirement as a Multiple of Annual Salary	Additional Details
CEO	Yes	6 x

•   Each NEO has five years from the time they assumed their current role to reach the required ownership level.

•   Shares owned outright, the value of shares in deferred compensation plans, the projected value of unvested RSUs and PSUs, and shares held in trust for estate planning purposes count toward the ownership requirement. Vested and unvested stock options are excluded. PSU projections take into account stock price changes but assume metric performance at target.

Other NEOs	Yes	3 x
Other Senior Executives	Yes	3 x

Recovery of Awards (Clawback)

In 2023, the Compensation & HR Committee adopted a new Global Incentive Compensation Clawback Policy in accordance with Rule 10D-1 of the Securities and Exchange Act and NYSE listing standards. The policy requires, subject to limited exceptions, the Compensation & HR Committee to pursue recovery of excess incentive compensation received by any current or former executive in the event of an accounting restatement due to material non-compliance with financial reporting requirements.

In addition, the Company maintains a separate clawback policy which provides that the Compensation & HR Committee will use reasonable efforts to recoup from our current and former executive officers, executive members of the CEO’s leadership team, and certain other employees designated by the Compensation & HR Committee, any excess incentive-based compensation awarded as a result of an accounting restatement due to material noncompliance with financial reporting requirements regardless of whether such officers were at fault in the circumstances leading to the restatement.

We also negotiate payback terms for certain items in executive offer letters, such as sign-on bonuses and relocation expenses.

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Response to Advisory Say-on-Pay Vote

The Compensation & HR Committee has taken into consideration the results of the 2023 stockholder advisory vote to approve executive compensation. That vote demonstrated that stockholders approve of our compensation practices; the advisory resolution received approximately 95.9% of votes cast in favor. The Compensation & HR Committee has followed a similar approach to compensation in 2023. The Compensation & HR Committee will continue to consider the result of say-on-pay votes when making future compensation decisions for the NEOs, including as discussed above under “Stockholder Engagement”.

Compensation & HR Committee Report

The Compensation & HR Committee, comprised of independent directors, reviewed and discussed the above CD&A with management. Based on the review and discussion, the Compensation & HR Committee recommended to our Board that this CD&A be included in this Proxy Statement.

SUBMITTED BY THE COMPENSATION & HR COMMITTEE

Mary Lynn Ferguson-McHugh (Chair)	Julia M. Brown James A. Winnefeld, Jr.	H. Sanford Riley

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Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation earned for services rendered during fiscal years 2023 and, where applicable, 2022 and 2021 for each of our 2023 named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gavin D.K. Hattersley President and CEO	2023	1,237,671	—	5,874,071	1,335,003	3,434,535	—(4)	329,278	12,210,558
	2022	1,187,671	—	5,059,609	1,120,009	1,371,760	—(4)	332,349	9,071,398
	2021	1,137,671	—	4,202,824	1,040,003	1,621,182	—(4)	233,000	8,234,680
Tracey I. Joubert CFO	2023	843,142	—	1,320,081	300,006	1,403,830	18,115	159,456	4,044,630
	2022	819,354	—	1,355,275	300,012	582,007	—(4)	178,892	3,235,540
	2021	795,990	—	1,616,534	400,006	680,571	—(4)	147,086	3,640,187
Michelle St. Jacques(1) Chief Commercial Officer	2023	704,346	—	1,320,081	300,006	1,096,924	—	146,978	3,568,335
	2022	671,120	—	722,833	160,001	402,609	—	116,167	2,072,730
	2021	654,466	—	646,595	160,004	471,215	—	135,148	2,067,428
Natalie Maciolek(2) Chief Legal & Government Affairs Officer	2023	187,507	200,000	1,200,046	—	260,176	—	8,877	1,856,606

Sergey Yeskov(3) President and CEO of Molson Coors EMEA&APAC	2023	449,473	—	1,320,081	300,006	665,768	—	115,380	2,850,708
	2022	426,239	—	1,355,275	300,012	538,692	—	132,764	2,752,982
(1)	Ms. St. Jacques was appointed Chief Commercial Officer effective March 1, 2023.
(2)	Ms. Maciolek was appointed Chief Legal & Government Affairs Officer effective September 5, 2023. She received a sign on cash award of $200,000 as part of her new hire offer, subject to one year repayment agreement should she terminate within that time period. In addition, Ms. Maciolek received a sign on equity grant on October 2, 2023 of 19,167 RSUs ($1,200,000 at grant) which vests pro-rata in 50% annual increments on October 2, 2024 and October 2, 2025.
(3)	For Mr. Yeskov, All Other Compensation includes relocation related expenses. A EUR to USD exchange rate of 1.10390 as of December 31, 2023 was used to convert Mr. Yeskov’s 2023 Salary, Non-Equity Incentive Plan Compensation and All Other Compensation where applicable.
(4)	For 2023, Mr. Hattersley had a decrease in Change in Pension Value of $8,341, which negative amounts are not reflected in the table pursuant to applicable SEC rules. For 2022, Mr. Hattersley and Ms. Joubert had a decrease in Change in Pension Value of $53,937 and $77,301, respectively, also not reflected in the table. For 2021, Mr. Hattersley and Ms. Joubert had a decrease in Change in Pension Value of $6,748 and $15,310, respectively, also not in the table.
(5)	The amounts reported in the “All Other Compensation” column reflect the sum of: (i) the incremental cost to the Company of perquisites and other personal benefits; (ii) the amount of any tax reimbursements; (iii) the amounts contributed by the Company to the Molson Coors Employees’ Retirement and Savings Plan, and DCP (collectively, the Plans); and (iv) the dollar value of life insurance premiums paid by the Company. The amounts contributed to the Plans are calculated on the same basis for all participants in the relevant plan. The provisions of the Plans are described in the “Non-Qualified Deferred Compensation” section of this Proxy Statement.

For 2023, the perquisites and other personal benefits provided to one or more of our NEOs consisted of financial planning, sports tickets, parking allowance, executive physical, mobility, vehicle allowance and product allotment.

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A description of the additional “All Other Compensation” received by the NEOs in 2023 is set forth below:

Name	Contributions to the 401(k) and DCP Plans		Life Insurance Premiums ($)(2)
	Total Contributions ($)(1)	Components of Total Contributions
Gavin D.K. Hattersley	234,747	$29,700 to the 401(k) Plan and $205,047 to the DCP	26,839
Tracey I. Joubert	128,213	$29,700 to the 401(k) Plan and $98,513 to the DCP	14,223
Michelle St. Jacques	99,557	$29,700 to the 401(k) Plan and $69,857 to the DCP	3,451
Natalie Maciolek	8,812	$8,812 to the 401(k) Plan and $0 to the DCP	—
Sergey Yeskov	—	—	1,907
(1)	We make direct and matching contributions for all of the NEOs under the 401(k) and DCP as applicable, on the same terms and using the same formula as other participating employees.
(2)	We provide life insurance to all U.S. employees. For all of the U.S. based NEOs, the total coverage is equal to eight times their salary. Mr. Yeskov is eligible for life insurance with coverage equal to two times his salary up to a maximum of EUR 1,500,000. The premium for Mr. Yeskov is employer paid. None of the NEOs are eligible for a tax reimbursement related to this benefit.

Stock Awards

The amount in the “Stock Awards” column reflects the aggregate grant date fair value of RSU awards and PSU awards (at target) granted to each NEO, calculated in accordance with the provisions of the FASB Topic 718. Details regarding the 2023 stock awards can be found in the “Grants of Plan-Based Awards” table, including the threshold, target and maximum levels for the PSU awards. Further details regarding the stock awards program are described in the “Long-Term Incentives” section of this Proxy Statement.

The assumptions used to calculate these amounts are incorporated by reference to Note 16 “Share-Based Payments” to our consolidated financial statements in the Annual Report. The PSUs and RSUs were granted under the Incentive Compensation Plan. The grant date fair value of the PSUs granted in 2023 set forth in the Stock Awards column is: $3,871,561 for Mr. Hattersley, $870,032 for Ms. Joubert, Ms. St. Jacques, and Mr. Yeskov. Assuming the maximum level of performance is achieved, the grant date fair value of those PSUs would be: $7,743,122 for Mr. Hattersley, $1,740,064 for Ms. Joubert, Ms. St. Jacques, and Mr. Yeskov.

We caution that the amounts reported for these awards may not reflect the amounts that the NEOs will actually realize from the awards. Whether, and to what extent, an NEO realizes value is dependent on a number of factors including our performance, stock price, Relative TSR, PACC, Adjusted Cumulative NSR, Adjusted Cumulative Underlying Income before Income Taxes, and the NEO’s continued employment.

Option Awards

The amount in the “Option Awards” column is the grant date fair value of stock option awards granted to each NEO, calculated in accordance with FASB Topic 718. Further details regarding the option awards program are described in the “Long-Term Incentives” section of this Proxy Statement.

The assumptions used to calculate these amounts are incorporated by reference to Note 16 “Share-Based Payments” to the Company’s consolidated financial statements in the Annual Report. The stock options were granted under the Incentive Compensation Plan.

Non-Equity Incentive Plan Compensation

The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent cash amounts earned by the NEOs for performance in the calendar year. Further details regarding Non-Equity Incentive Plan Compensation are described under the “Annual Incentives” section of this Proxy Statement.

Change In Pension Value and Non-Qualified Deferred Compensation Earnings

The amounts shown in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column include changes in pension values under the tax qualified pension plans for Molson Coors, LLC and the Benefit Equalization Plan (BEP) (which supplements the Molson Coors Pension Plan).

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Grants of Plan Based Awards

The following table provides information for each of our NEOs regarding MCIP and LTIP award opportunities, including the range of potential payouts, made under our stockholder approved Incentive Compensation Plans during 2023.

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
		Description	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Gavin D.K. Hattersley	2/27/2023	RSUs							37,256			2,002,510
	2/27/2023	PSUs				0	62,094	124,188				3,871,561
	2/27/2023	Stock Options								99,776	53.75	1,335,003
	—	MCIP	696,189	1,856,505	3,713,010
Tracey I. Joubert	2/27/2023	RSUs							8,373			450,049
	2/27/2023	PSUs				0	13,954	27,908				870,032
	2/27/2023	Stock Options								22,422	53.75	300,006
	—	MCIP	284,560	758,827	1,517,654
Michelle St. Jacques(6)	2/27/2023	RSUs							8,373			450,049
	2/27/2023	PSUs				0	13,954	27,908				870,032
	2/27/2023	Stock Options								22,422	53.75	300,006
	—	MCIP	231,581	617,551	1,235,100
Natalie Maciolek(7)	10/2/2023	RSUs							19,167			1,200,046
	—	MCIP	52,739	140,636	281,272
Sergey Yeskov	2/27/2023	RSUs							8,373			450,049
	2/27/2023	PSUs				0	13,954	27,908				870,032
	2/27/2023	Stock Options								22,422	53.75	300,006
	—	MCIP	151,697	404,525	809,050
(1)	The amounts represent a range of possible MCIP awards made under the Incentive Compensation Plan to each of the NEOs as described in the “2023 MCIP Adjusted Underlying Results” section of this Proxy Statement. Actual payments under MCIP have already been determined and were paid to NEOs in March 2023 and are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”
(2)	The awards represent PSUs granted in 2023 under the Incentive Compensation Plan. The performance period for the PSUs is the beginning of the 2023 fiscal year through the end of the 2025 fiscal year.
(3)	The awards represent RSUs granted in 2023 under the Incentive Compensation Plan for all NEOs. These RSUs vest on the third anniversary of the grant date.
(4)	The awards represent stock options granted in 2023 to NEOs under the Incentive Compensation Plan. These options have a term of ten years from the grant date and vest in three equal annual installments beginning on the first anniversary of the grant date.
(5)	The assumptions used to calculate these amounts are incorporated by reference to Note 16 “Share-Based Payments” to our consolidated financial statements in the Annual Report. Assuming the maximum level of performance is achieved, the value of those PSUs would be: $7,743,122 for Mr. Hattersley, $1,740,064 for Ms. Joubert, Ms. St. Jacques, and Mr. Yeskov.
(6)	Effective March 1, 2023, Ms. St. Jacques was appointed the Company’s Chief Commercial Officer. Ms. St. Jacques previously served as the Company’s Chief Marketing Officer from November 2019 to February 2023.
(7)	Effective September 5, 2023, Ms. Maciolek was appointed the Company’s Chief Legal & Governmental Affairs Officer.

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Stock Options

•	We have outstanding options under the Incentive Compensation Plan. The Incentive Compensation Plan provides that the exercise price must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

•	Further details regarding stock options are described in the “Long-Term Incentives” section of this Proxy Statement.

RSUs

•	We have outstanding RSUs under the Incentive Compensation Plan. We may impose such conditions or restrictions on RSUs granted pursuant to the Incentive Compensation Plan as the Compensation & HR Committee may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals, time based restrictions on vesting following the attainment of the performance goals, time based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares upon vesting of such RSUs.
•	A participant has no voting rights with respect to any RSUs granted.

•	Further details regarding RSUs are described in the “Long-Term Incentives” section of this Proxy Statement.

PSUs or Performance Equity

•	We have outstanding PSUs under the Incentive Compensation Plan. In connection with the grant of PSUs, the Compensation & HR Committee will set performance goals in its discretion which, depending on the extent to which such goals are met, will determine the amount paid to the participant.

•	The form and timing of payment of earned PSUs is determined by the Compensation & HR Committee. The Compensation & HR Committee, in its sole discretion, may pay earned PSUs in the form of cash or in shares (or in a combination thereof) equal to the value of the earned PSUs at the close of the performance period. Any shares may be granted subject to restrictions deemed appropriate by the Compensation & HR Committee.

•	Further details regarding PSUs or Performance Equity are described in the “Long-Term Incentives” section of this Proxy Statement.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by the NEOs at the fiscal year ended December 31, 2023. The year-end values set forth in the table are based on the $61.21 per share closing price for the Class B common stock on December 29, 2023, the last trading day of the fiscal year.

Name	Option Awards					Stock Awards
	Grant Date for Options	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(b)	Option Exercise Price ($)(c)	Option Expiration Date(d)	Grant Date for Stock Awards	Number of Shares or Units of Stock That Have Not Vested (#)(e)	Market Value of Shares of Stock or Units that have not vested ($)(f)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not vested (#)(g)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(h)
Gavin D.K. Hattersley	3/9/2015	21,460	—	74.81	3/9/2025	3/2/2021	34,690	2,256,585	—	—
	2/12/2016	18,460	—	84.14	2/12/2026	2/28/2022	32,197	2,072,521	—	—
	3/8/2017	26,056	—	96.77	3/8/2027	2/27/2023	37,256	2,341,540	—	—
	3/6/2018	32,638	—	78.79	3/6/2028	3/2/2021	—	—	57,817	3,760,996
	3/5/2019	54,526	—	61.09	3/5/2029	2/28/2022	—	—	53,661	3,454,159
	10/1/2019	23,392	—	57.50	3/5/2029	2/27/2023	—	—	62,094	3,902,608
	3/2/2020	134,329	—	51.48	3/2/2030	—	—	—	—	—
	3/2/2021	68,920	34,460	44.97	3/2/2031	—	—	—	—	—
	2/28/2022	30,702	61,404	52.18	2/28/2032	—	—	—	—	—
	2/27/2023	—	99,776	53.75	2/27/2033	—	—	—	—	—
Tracey I. Joubert	2/13/2014	1,399	—	67.26	2/13/2024	3/2/2021	13,343	867,962	—	—
	2/13/2014	2,771	—	54.53	2/13/2024	2/28/2022	8,624	555,127	—	—
	2/11/2015	2,782	—	86.45	2/11/2025	2/27/2023	8,373	526,243	—	—
	2/11/2015	4,301	—	73.00	2/11/2025	3/2/2021	—	—	22,238	1,446,582
	2/12/2016	5,907	—	84.14	2/12/2026	2/28/2022	—	—	14,374	925,254
	3/8/2017	10,423	—	96.77	3/8/2027	2/27/2023	—	—	13,954	877,009
	3/6/2018	13,055	—	78.79	3/6/2028	—	—	—	—	—
	3/28/2018	2,707	—	75.41	3/28/2028	—	—	—	—	—
	3/5/2019	32,716	—	61.09	3/5/2029	—	—	—	—	—
	3/2/2020	44,777	—	51.48	3/2/2030	—	—	—	—	—
	3/2/2021	26,508	13,254	44.97	3/2/2031	—	—	—	—	—
	2/28/2022	8,224	16,448	52.18	2/28/2032	—	—	—	—	—
	2/27/2023	—	22,422	53.75	2/27/2033	—	—	—	—	—

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Name	Option Awards					Stock Awards
	Grant Date for Options	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(b)	Option Exercise Price ($)(c)	Option Expiration Date(d)	Grant Date for Stock Awards	Number of Shares or Units of Stock That Have Not Vested (#)(e)	Market Value of Shares of Stock or Units that have not vested ($)(f)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not vested (#)(g)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(h)
Michelle St. Jacques	3/2/2020	26,866	—	51.48	3/2/2030	4/1/2019	4,141	253,471	—	—
	3/2/2021	10,603	5,302	44.97	3/2/2031	3/2/2021	5,337	347,172	—	—
	2/28/2022	4,386	8,772	52.18	2/28/2032	2/28/2022	4,600	296,102	—	—
	2/27/2023	—	22,422	53.75	2/27/2033	2/27/2023	8,373	526,243	—	—
	—	—	—	—	—	3/2/2021	—	—	8,895	578,620
	—	—	—	—	—	2/28/2022	—	—	7,666	493,460
	—	—	—	—	—	2/27/2023	—	—	13,954	877,009
Natalie Maciolek	—	—	—	—	—	10/2/2023	19,167	1,181,070	—	—
Sergey Yeskov	3/6/2018	7,833	—	78.79	3/6/2028	3/2/2021	2,780	180,839	—	—
	3/5/2019	17,449	—	61.09	3/5/2029	2/28/2022	8,624	555,127	—	—
	2/28/2022	8,224	16,448	52.18	2/28/2032	2/27/2023	8,373	526,243	—	—
	2/27/2023	—	22,422	53.75	2/27/2033	3/2/2021	—	—	2,780	180,839
	—	—	—	—	—	2/28/2022	—	—	14,374	925,254
	—	—	—	—	—	2/27/2023	—	—	13,954	877,009
(a)	This column includes stock options that have vested and have not been exercised. Stock options generally vest in equal annual installments over a three-year period, subject to acceleration of vesting in the event of a change in control or certain termination events.
(b)	This column includes stock options that have not vested.
(c)	This column indicates the stock option strike price.
(d)	This column indicates the expiration date for stock options which is ten years from the date of grant.
(e)	This column includes unvested RSUs, which generally vest on the third anniversary of the date of grant, based on continuing employment, subject to acceleration in the event of a change in control or certain termination events. Ms. St. Jacques’ April 1, 2019 sign on award of 20,706 RSUs vests in installments of 20% annual increments beginning on January 1, 2020 over a five-year period. Ms. Maciolek’s October 2, 2023 sign on award of 19,167 RSUs vest in installments of 50% annual increments beginning on October 2, 2024 and on October 2, 2025.
(f)	Market value of RSUs that have not vested is calculated by multiplying the number of unvested RSUs by the closing market price of $61.21 for Class B common stock on December 29, 2023. Values shown above include dividend equivalents accrued on awards through December 31, 2023.
(g)	This column represents unvested PSUs at the value the awards will pay assuming target performance for awards granted on March 2, 2021, February 28, 2022 and February 27, 2023. These awards will vest upon achievement of at least the threshold performance level at the conclusion of the performance period upon Compensation & HR Committee certification of performance, subject to acceleration in the event of a change in control. Typically, the performance period is three years beginning with the fiscal year in which the award was granted. The final payout will be between 0% - 200% depending on final performance.
(h)	The value of PSUs is calculated by multiplying the number of unvested PSUs by the closing market price of $61.21 for Class B common stock on December 29, 2023. The final payout may be more or less depending on final performance. Values shown above include dividend equivalents accrued on awards through December 31, 2023.

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Option Exercises and Stock Vested

The following table sets forth information for each of our NEOs regarding stock options exercised and stock awards vested during fiscal year 2023.

Name of Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(1)
Gavin D.K. Hattersley	—	—	26,224	1,397,215
Tracey I. Joubert	—	—	8,742	465,774
Michelle St. Jacques	—	—	9,386	492,798
Natalie Maciolek	—	—	—	—
Sergey Yeskov	—	—	2,429	129,417
(1)	For stock awards vested, the values were calculated using the closing market price of the Class B common stock on the date of vesting. For stock options exercised, the value realized is the difference between the market price of the Class B common stock at the time of exercise and the exercise price of the option.

Pension Benefits

The following table sets forth the present value of accumulated benefits payable to each of the NEOs under our tax-qualified retirement plans as well as our non-qualified supplemental plan and their years of service.

Name	Plan Name(1)	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Gavin D.K. Hattersley	Molson Coors Pension Plan	5	242,712	—
	Molson Coors Benefit Equalization Plan	5	342,190	—
Tracey I. Joubert	Molson Coors Pension Plan	5	199,485	—
	Molson Coors Benefit Equalization Plan	5	67,198	—
Michelle St. Jacques(2)	—	—	—	—
Natalie Maciolek(2)	—	—	—	—
Sergey Yeskov(2)	—	—	—	—
(1)	Actual years of service differ as follows: Mr. Hattersley (27 years) and Ms. Joubert (26 years).
(2)	Ms. St. Jacques, Ms. Maciolek and Mr. Yeskov are not participants in any defined benefit pension plan.

U.S. Pension

We froze our U.S. qualified defined benefit pension plan in 2008 and the assets and liabilities of the plan were transferred to MillerCoors and are now sponsored by Molson Coors. The qualified balances for Ms. Joubert and Mr. Hattersley are displayed in the table above. The present value of accumulated benefits for the U.S. qualified pension plan is shown (through December 31, 2023) using an assumed retirement age of 60 or current age for Ms. Joubert and Mr. Hattersley and a discount rate of 4.70%.

Ms. Joubert and Mr. Hattersley participate in the Molson Coors Benefit Equalization Plan (BEP), which is a non-qualified supplemental defined benefit retirement plan designed to make legacy Miller employees whole when their accrued benefit under the Molson Coors Pension Plan is limited due to Section 401(a) of the Internal Revenue Code which limits the total amount of compensation that can be considered when determining an employee’s benefit accrual. The BEP determines an employee’s accrued pension benefit without regard to the compensation limit, and then subtracts the accrued benefit from the qualified retirement plan from this amount. The resulting difference is the benefit earned under the BEP. The benefit accruals were frozen under this plan as of December 31, 2007, the same date benefit accruals were frozen under the Molson Coors Pension Plan. Ms. Joubert and Mr. Hattersley were impacted in a similar fashion to other participants by the plan freeze.

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Non-Qualified Deferred Compensation

The following table sets forth information for each of the NEOs regarding executive and Company contributions, aggregate earnings (on the entire account balance) accrued during 2023, and aggregate withdrawals/distributions, as well as year-end account balances under the deferred compensation plans.

Name	Plan (Defined Below)	Executive Contributions in Last Fiscal Year(1) (a) ($)	Company Contributions in Last Fiscal Year(2) (b) ($)	Aggregate Earnings in Last Fiscal Year (c) ($)	Aggregate Withdrawals/ Distributions (d) ($)	Aggregate Balance at Last Fiscal Year-End (e) ($)
Gavin D.K. Hattersley	DCP	—	205,047	334,461	—	3,013,512
Tracey I. Joubert	DCP	—	98,513	482,372	58,196(3)	2,242,649
Michelle St. Jacques	DCP	—	69,857	11,994	—	342,272
Natalie Maciolek	—(4)	—	—	—	—	—
Sergey Yeskov	DCP	—	—	29,859	24,296(3)	218,392
(1)	Executive Contributions in the Last Fiscal Year to the DCP are reflected in the “Summary Compensation Table” in the “Salary” and “Non-Equity Incentive Plan Compensation” columns.
(2)	Company Contributions in the Last Fiscal Year to the DCP are reflected in the “Summary Compensation Table” in the “All Other Compensation” column.
(3)	Represents an in-service distribution.
(4)	Ms. Maciolek did not participate in the DCP for 2023 because she was hired effective September 5, 2023 and did not meet the eligibility requirements.

The Molson Coors Deferred Compensation Plan (DCP) for U.S. Participants

The DCP is substantially similar in structure and operation to our qualified 401(k) plan and is intended to make employees whole on Company contributions which would otherwise be made to our 401(k) plans were it not for certain IRS limits. Additionally, the DCP allows certain highly compensated executives of the Company the ability to defer up to 75% of their base pay and up to 100% of MCIP award payments.

Additional Deferred Compensation Plans

Of the amounts in the “Aggregate Balance at Last Fiscal Year-End” column of the “Non-Qualified Deferred Compensation” table, the following amounts were also included in the “Total” column of the “Summary Compensation Table” for 2023, 2022 and 2021 (these amounts consisted of “Executive Contributions in Last Fiscal Year” and “Company Contributions in Last Fiscal Year” for each year).

Name	Plan	Reported for 2023 ($)	Previously Reported for 2022 ($)	Previously Reported for 2021 ($)	Total ($)
Gavin D.K. Hattersley	DCP	205,047	225,262	168,768	599,077
Tracey I. Joubert	DCP	98,513	107,508	307,631	513,652
Michelle St. Jacques	DCP	69,857	75,333	95,874	241,064
Natalie Maciolek	—	—	—	—	—
Sergey Yeskov	—	—	—	—	—

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Potential Payments Upon Termination or Change in Control

The following table reflects the incremental amount of compensation payable to each of the NEOs in the event of various termination scenarios or a change in control of the Company. The amounts shown assume that such termination was effective as of December 31, 2023, and the value of the Class B common stock was the December 29, 2023 closing market price of $61.21 per share. The amounts do not include benefits earned or vested on or before December 31, 2023, or benefits provided under insurance or regular programs generally available to salaried employees.

Name	Voluntary Separation Or Retirement(1) ($)	Involuntary Termination Without Cause(2) ($)	Termination for Cause(3) ($)	Disability/ Death(4) ($)	Change in Control(5) ($)
Gavin D.K. Hattersley
Severance Payments	—	1,250,000	—	—	9,375,000
Benefits and Perquisites	—	13,144	—	—	26,766
Acceleration of Vesting of Stock Options	1,858,437	1,858,437	—	—	1,858,437
Acceleration of Vesting of RSUs/PSUs	16,880,983	11,272,053	—	11,153,870	16,998,935
Tracey I. Joubert
Severance Payments	—	849,241	—	—	3,227,116
Benefits and Perquisites	—	18,895	—	—	35,392
Acceleration of Vesting of Stock Options	531,039	531,039	—	—	531,039
Acceleration of Vesting of RSUs/PSUs	3,545,895	3,591,341	—	3,545,895	4,952,256
Michelle St. Jacques
Severance Payments	—	710,000	—	—	2,698,000
Benefits and Perquisites	—	16,129	—	—	31,243
Acceleration of Vesting of Stock Options	—	—	—	—	332,584
Acceleration of Vesting of RSUs/PSUs	—	327,318	—	1,823,874	2,988,578
Natalie Maciolek
Severance Payments	—	580,000	—	—	2,030,000
Benefits and Perquisites	—	3,921	—	—	12,932
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	587,756	—	146,659	1,173,212
Sergey Yeskov
Severance Payments	—	905,448	—	—	1,720,352
Benefits and Perquisites	—	—	—	—	—
Acceleration of Vesting of Stock Options	—	—	—	—	315,794
Acceleration of Vesting of RSUs/PSUs	—	170,497	—	1,744,240	3,114,671
(1)	Mr. Hattersley is retirement eligible (based on age and years of service) for the purposes of the Incentive Compensation Plan and entitled to accelerated vesting of all stock options, accelerated vesting on a pro-rata portion of his PSUs and RSUs for 2021, and full vesting on his 2022 and 2023 RSUs and PSUs on their normal vesting cycle. Ms. Joubert is retirement eligible (based on age and years of service) for purposes of the Incentive Compensation Plan and entitled to accelerated vesting of all stock options and accelerated vesting on a pro-rata portion of her PSUs and RSUs. The amounts in the table reflect the: (i) intrinsic value of the acceleration of vesting of “in the money” stock options (the difference between the exercise price and $61.21, the closing price of the Class B common stock on December 29, 2023); and (ii) the value of the applicable vesting PSUs and RSUs calculated using the closing price of the Class B common stock on December 29, 2023 which was $61.21. PSUs are still subject to the Company meeting the applicable performance requirements. The table assumes performance at target. Mses. St. Jacques and Maciolek, and Mr. Yeskov were not retirement eligible as of December 31, 2023 and would receive no accelerated vesting benefits on equity awards.

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(2)	For Mses. Joubert, St. Jacques, and Maciolek and Mr. Hattersley, the amounts are pursuant to the U.S. Severance Pay Plan and assume the involuntary termination is eligible for payments under the definitions in that Plan. Mr. Hattersley and Ms. Joubert are retirement eligible and therefore the amount reflects a proration of all outstanding equity awards, plus a cash payment for any outstanding RSUs with an original vest date within one year of the separation date. For Mses. St. Jacques and Maciolek, neither are retirement eligible and the amounts reflect any outstanding RSUs with an original vest date within one year of the separation date and will be paid in cash. For RSUs that are paid in cash, the value would be the average of the Class B common stock closing price for the prior 30 days, or $61.33 for the purposes of this table. For Mr. Yeskov, the amounts are pursuant to his employment agreement. Mr. Yeskov is not retirement eligible and would receive no accelerated vesting benefits on equity awards.
(3)	No payments are made to any NEO if terminated for cause, and all options and unvested RSUs are forfeited, regardless of whether the options are vested.
(4)	The amounts in the table reflect the pro-rata value of RSUs and PSUs regardless of the retirement status of the NEOs.
(5)	For Mses. Joubert, St. Jacques, and Maciolek and Mr. Hattersley, the amounts in the table, under Severance Payments and Benefits and Perquisites, reflect the payments under the CIC Program. For Mr. Yeskov, the amounts reflect the terms of his employment agreement plus any additional standard redundancy pay benefits. The amounts shown reflect the: (i) intrinsic value of the acceleration of vesting of “in the money” stock options (the difference between the exercise price and $61.21, the closing price of the Class B common stock on December 29, 2023); and (ii) the value of PSUs and RSUs using $61.21 the closing price of the Class B common stock on December 29, 2023. The value of the RSUs and PSUs reflect immediate full vesting. The value of the PSUs is calculated assuming performance at 100% of target for PSUs issued in 2023, 2022 and 2021.

Change in Control Program

The CIC Program provides benefits to participants in the event that their employment is terminated within a specified period following a change in control of the Company. In the event of termination due to a change in control the benefits for participants under the CIC Program are:

•	A lump sum payment of the sum of salary and annual bonus at target times the applicable multiplier (2-3x for the NEOs);
•	For executives participating in a U.S. health plan, the ability to continue health coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), for a period of 18 months, at the same cost sharing level as active employees;
•	Up to 12 months of outplacement services;
•	Accelerated vesting of stock options, restricted stock, RSUs, and other stock based awards, including PSUs (which would be valued at 100% of target for PSUs), with stock options remaining exercisable until the earlier of one year after termination of employment or the expiration of the term of the stock option; and
•	No currently serving NEOs or future NEOs are eligible to receive an excise tax gross-up under our CIC Program.

Each of the foregoing benefits is conditioned on the participant executing a release of claims in favor of the Company following termination. The CIC Program also contains certain confidentiality, non-solicitation and non-competition covenants.

Under the CIC Program, “cause” will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct or willful failure to perform duties. “Good reason” for a participant will arise following a change in control if the Company fails to pay the participant as promised, materially reduces or modifies the participant’s position, responsibilities or authority or requires relocation outside a 50-mile radius of the participant’s location of employment.

For purposes of the CIC Program, a change in control will occur if:

(i)	an individual or group acquires voting stock of the Company sufficient to have more voting power than the voting trust established under the Class A Common Stock Voting Trust Agreement, as further described below;

(ii)	Molson/Coors family nominees cease to constitute at least 50% of a majority of our Board elected by the voting securities held by the Class A Common Stock Voting Trust; or

(iii)	a merger or other business combination occurs, unless following such merger or combination:

(a)	the Class A Common Stock Voting Trust continues to hold voting securities entitled to elect a majority of our Board; and

(b)	at least 50% of a majority of our Board is Molson/Coors family nominees.

The holders of Class A common stock and the Class A exchangeable shares (through our Class A Special voting stock) are entitled to one vote for each share held. The Coors Trust, Pentland and 4280661 Canada Inc. (Pentland’s subsidiary) are parties to voting trust arrangements combining their voting power over the Class A common stock and Class A exchangeable shares they own, which is referred to as the “Class A Common Stock Voting Trust Agreement”. The shares subject to the Class A Common Stock Voting Trust Agreement, together with any other shares deposited into the trust, are voted as a block by the trustees in the manner described in the Class A Common Stock Voting Trust Agreement.

The CIC Program supersedes change in control provisions in individual employment agreements. As a condition of accepting participation in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect the Company whether or not a change in control occurs.

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Material Terms of Employment Agreements and Letters

Our arrangements with our NEOs are generally at-will, subject to certain potential severance and change in control payments described above under “Potential Payments Upon Termination or Change in Control”.

Effective as of September 28, 2019, we entered into an offer letter with Mr. Hattersley when he became our President and CEO. The material terms of the offer letter included (i) a starting gross annual base salary of $1,100,000; (ii) eligibility to earn an annual cash bonus targeted at 150% of base salary; (iii) annual long term incentive awards with a target value of $4,500,000 for 2020; and (iv) a one-time equity award in the amount of approximately $1,000,000 comprised of the following elements: (1) 50% PSUs, (2) 30% RSUs, and (3) 20% stock options. Mr. Hattersley is also eligible to participate in the CIC Program and to continue to participate in the Company’s benefit plans, including the Severance Pay Plan. The offer letter also provided for vacation, life insurance and executive financial planning benefits. Mr. Hattersley was also required to sign a non-compete and confidentiality agreement.

CEO Pay Ratio

Under the Dodd-Frank Act, we are required to calculate and disclose the annual total compensation of our median employee and the ratio of the compensation of the median employee to the annual total compensation of our CEO (the CEO Pay Ratio).

2023 CEO Pay Ratio

Annual total compensation of our CEO in 2023	$12,210,558
Annual total compensation of our estimated median employee in 2023	$80,339
RESULTING CEO PAY RATIO	152 to 1

Methodology

As a company with global operations, we utilize compensation programs that vary region to region. We identified our median employee as of December 31, 2023 (a) utilizing our internal records of annual salary as of December 31, 2023 and (b) for employees who are paid on an hourly basis, by applying such employee’s hourly rate to the applicable standard working schedules as of December 31, 2023, which takes into account whether each such employee worked on a full-time or part-time basis. If compensation data for an employee was not available in our internal records, we utilized such employee’s actual wages, not including overtime. We have included all employees who worked for us as of December 31, 2023, whether employed on a full-time, part-time, or seasonal basis in our analysis. We annualized our compensation measure for those of our full-time and part-time employees as of December 31, 2023 who were hired in 2023, but did not work for us for the entire year. For non-U.S. employees, we converted such employees’ pay to a U.S. dollar equivalent by applying applicable spot rates as of the close of business on December 31, 2023. Using this methodology, we determined that our estimated median employee as of December 31, 2023 was a full-time hourly employee located in North America. We calculated annual total compensation for our median employee using the same methodology we use for our NEOs as set forth in the “Summary Compensation Table” section of this Proxy Statement.

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Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO named executive officers (Non-PEO NEOs) and company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning the Company’s pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, please refer to the “Compensation Discussion and Analysis (CD&A)” section of this Proxy Statement.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (loss) (millions) ($)(7)	Adjusted Net Sales Revenue (millions) ($)(8)
					Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)
2023	12,210,558	22,572,330	3,080,070	4,765,744	127.23	106.96	956.40	10,552
2022	9,071,398	8,996,041	2,475,380	2,460,264	101.01	86.26	(186.5)	9,892
2021	8,234,680	7,453,975	2,493,751	2,137,489	88.30	87.00	1,008.5	9,407
2020	6,940,645	4,739,608	2,459,312	1,836,122	84.80	85.69	(945.7)	8,986

(1)	The dollar amounts reported are the amounts of total compensation reported for Mr. Hattersley (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table (SCT) in this Proxy Statement. For further information, please refer to the “Executive Compensation – Summary Compensation Table” section of this Proxy Statement.

(2)	The dollar amounts reported represent the amount of “compensation actually paid” (CAP) to Mr. Hattersley, as computed in accordance with Item 402(v). The dollar amounts do not reflect the actual amount of compensation earned, realized or received by Mr. Hattersley during the applicable year. In accordance with the requirements of Item 402(v), the following amounts were deducted from and added to Mr. Hattersley’s SCT total compensation for each year to determine CAP:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Reported Change in the Actuarial Present Value of Pension Benefits ($)(c)	Pension Benefit Adjustments ($)	Compensation Actually Paid to PEO ($)
2023	12,210,558	(7,209,074)	17,570,846	—	0	22,572,330
2022	9,071,398	(6,179,618)	6,104,261	—	0	8,996,041
2021	8,234,680	(5,242,827)	4,462,122	—	0	7,453,975
2020	6,940,645	(4,549,004)	2,373,206	(25,239)	0	4,739,608
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.
(b)	The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added (or deducted, as applicable) in calculating the Equity Award Adjustments in accordance with Rule 402(v) promulgated under Regulation S-K of the Securities Act of 1933 are as follows:

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Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested as of Year End ($)	Change in Fair Value from Prior Year End of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value from Prior Year and through the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	10,915,595	6,915,061	0	88,608	(348,418)	0	17,570,846
2022	5,305,680	439,244	0	359,337	0	0	6,104,261
2021	5,134,591	(716,034)	0	43,566	0	0	4,462,122
2020	3,584,379	(1,084,350)	0	(126,823)	0	0	2,373,206
(c)	The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the SCT for each applicable year. For 2023, 2022, 2021 and 2020 the change in pension value was negative and accordingly was not reflected in the table pursuant to applicable SEC rules.

(3)	The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Hattersley) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Tracey I. Joubert, Michelle St. Jacques, Natalie Maciolek, and Sergey Yeskov; (ii) for 2022, Tracey I. Joubert, Michelle St. Jacques, Anne-Marie D’Angelo, and Sergey Yeskov; (iii) for 2021, Tracey I. Joubert, Michelle St. Jacques, Peter J. Marino, Simon J. Cox, and E. Lee Reichert; and (iv) for 2020, Tracey I. Joubert, Michelle St. Jacques, Simon J. Cox and E. Lee Reichert.
(4)	The dollar amounts reported represent the average amount of CAP for the NEOs as a group, as computed in accordance with Item 402(v). The dollar amounts do not reflect the actual average amount of compensation earned, realized or received by the NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v), the following adjustments were made to average total compensation for the NEOs as a group for each year to determine the CAP:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments ($)(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits ($)(b)	Average Pension Benefit Adjustments ($)(c)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	3,080,070	(1,515,077)	3,205,280	(4,529)	0	4,765,744
2022	2,475,380	(1,269,061)	1,253,944	—	0	2,460,264
2021	2,493,751	(1,300,662)	944,399	—	0	2,137,489
2020	2,459,312	(1,238,380)	653,332	(38,142)	0	1,836,122
(a)	The amounts deducted or added in calculating the total average Equity Award Adjustments are as follows:
Year	Average Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested as of Year End ($)	Average Change in Fair Value from Prior Year End of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change in Fair Value from Prior Year and through the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2023	2,133,080	1,109,432	0	14,066	(51,298)	0	3,205,280
2022	1,089,585	98,434	0	65,925	0	0	1,253,944
2021	1,007,192	(141,463)	107,020	25,751	(54,101)	0	944,399
2020	975,781	(295,179)	0	(27,269)	0	0	653,332
(b)	For 2023, 2022, 2021 and 2020 the change in pension value was negative and accordingly was not reflected in the table pursuant to applicable SEC rules.

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(5)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. TSR is cumulative for the measurement periods beginning on December 31, 2019 and ending on December 31 of each of 2023, 2022, 2021 and 2020, respectively.
(6)	Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. As permitted by SEC rules, the peer group used for this purpose consists of the following companies: ABI, Carlsberg, Heineken and Asahi, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K. The separate peer group used by the Committee as a metric for our PSU grants consists of the companies in the S&P Consumer Staples Index, as described in the “Compensation Discussion and Analysis (CD&A)” section of this Proxy Statemen under “PSUs or Performance Equity.”
(7)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited consolidated statement of operations for the applicable year as included in our Annual Report. The amounts for 2022, 2021 and 2020 differ from amounts reported in our 2023 proxy statement based on SEC clarifying guidance.
(8)	Adjusted Net Sales Revenue is defined in the “Compensation Discussion and Analysis (CD&A)” section of this Proxy Statement, generally as total revenue from sales after excise taxes, adjusted for certain items. It is a non-GAAP measure. Applicable U.S. GAAP and underlying non-GAAP results may be adjusted for foreign currency movements and certain unplanned economic or business issues as approved by the Compensation & HR Committee. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that this is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

Financial Performance Measures

As described in greater detail in the “Compensation Discussion and Analysis (CD&A)” section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive CAP paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•	Total Shareholder Return
•	Adjusted Net Sales Revenue
•	Adjusted Underlying Income Before Income Taxes
•	Adjusted Underlying Free Cash Flow
•	Adjusted Net Sales Revenue per Hectoliter

Analysis of the Information Presented in the Pay Versus Performance Table

Compensation Actually Paid and Total Shareholder Return

Changes in our share price have a direct impact on the value of equity-based compensation issued to our NEOs, which makes up a significant portion of the value of compensation received – approximately 78% for our PEO and 67% for other NEOs.  As shown below, both PEO and non-PEO CAP are highly aligned with cumulative Company TSR and TSR performance relative to the peer group included in the pay versus performance tabular disclosure above.

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Compensation Actually Paid and Other Measures

We do not use GAAP Net Income as a metric within either our short- or long-term incentive plans. The relationship between this measure and CAP is shown below:

Adjusted NSR is a significant metric included in both our annual incentives on a single year basis and in our PSUs on a cumulative basis (weighted 22.5% for annual incentives and 25% for PSU grants made each year). The Adjusted NSR alignment with CAP for our executives is shown below:

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Proposal No. 3 — Ratify Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024

Our Board is asking Class A Holders to ratify the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2024. PwC is considered by the Audit Committee to be well qualified and was our independent registered public accounting firm for the fiscal year ended December 31, 2023. PwC has served as our independent registered public accounting firm since 1974.

Our Audit Committee and Board believe the continued retention of PwC as our independent registered public accounting firm is in the best interest of our Company and stockholders. In order to assure continuing auditor independence, the Audit Committee discusses with management the timing and process for rotation of our lead audit partner, the concurring partner and any other active audit engagement partner and considers whether there should be a regular rotation of the audit firm itself. Our current lead audit partner is in the first year of his rotation.

Representatives of PwC are expected to attend the Annual Meeting to respond to appropriate questions and may make a statement if they so desire.

If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment.

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Fees

The following table sets forth the aggregate fees billed by PwC for professional services rendered to us related to fiscal years 2023 and 2022. Certain fees related to the 2023 fiscal year reflect estimates; however, we do not anticipate final billings to differ significantly from amounts presented below.

	Fiscal Year
	2023	2022
	(In thousands $)
Audit Fees(1)	6,258	6,096
Audit-Related Fees(2)	105	197
Tax Fees(3)	0	79
All Other Fees(4)	7	65
TOTAL FEES	6,370	6,437

(1)	Aggregate fees for professional services rendered by PwC in connection with its audit of our consolidated financial statements and our internal control over financial reporting for the fiscal years 2023 and 2022 included in the Annual Report and the quarterly reviews of our financial statements included in Forms 10-Q, together with statutory audits.
(2)	Includes amounts for procedures related to royalty audits performed in the United States and Canada, and recycling audits performed in Canada during both 2023 and 2022, respectively, as well as for procedures related to a registration statement in 2023.
(3)	Fees consist of tax services performed in 2022. There were no tax services performed in 2023.
(4)	Fees incurred for subscriptions provided by PwC in 2023 and 2022 as well as system pre-implementation services performed in 2022.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

Duties of our Audit Committee are described under “Board Committees — Audit Committee” and include appointing, retaining, compensating, evaluating and terminating the independent auditors, including sole authority to approve all audit engagement fees and terms. Accordingly, the Audit Committee pre-approves all audit, non-audit and internal control-related services provided by PwC prior to the engagement of PwC with respect to such services. The chair of the Audit Committee (Audit Chair) has been delegated authority by the Audit Committee to pre-approve interim services by PwC other than the annual audit. The Audit Chair must report all such pre-approvals to the entire Audit Committee at the next committee meeting. In 2023 and 2022, the Audit Committee (or the Audit Chair pursuant to the authority delegated) pre-approved all the services performed by PwC.

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Audit Committee Report

Primary Responsibilities

The role of the Audit Committee is to prepare this report and to represent and assist our Board in its oversight of: (1) the conduct and integrity of our financial reporting processes to any governmental or regulatory body, the public or other users thereof, and our financial statements; (2) our compliance with legal and regulatory requirements, and our ethics and compliance program, including our Code of Business Conduct; (3) our systems of internal control over financial reporting and disclosure controls and procedures; (4) our internal audit function; (5) the qualifications, engagement, compensation, independence and performance of our independent registered public accounting firm, their conduct of the annual audit and their engagement for any lawful purposes or services; (6) certain of our People & Planet programs, policies and practices, including those related to alcohol policy, environmental matters and Our Imprint Report, as well as reporting, controls, data assurance, and risks related to such matters; (6) our anti-hedging, anti-pledging and related party transaction policies; and (7) our cybersecurity, technology, and information security programs and related risks.

The Audit Committee reviews its written charter annually. The Audit Committee also reviews and discusses with our management, internal audit and independent auditors our policies and procedures with respect to risk assessment and risk management. Our management is responsible for the preparation, presentation and integrity of our financial statements and the effectiveness of internal control over financial reporting. Management is also responsible for maintaining our accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. We have a full-time Internal Audit Department that reports regularly to the Audit Committee. The Internal Audit Department is responsible for objectively reviewing and evaluating the adequacy and effectiveness of our network of risk management, internal controls and governance processes relating, for example, to the reliability and integrity of our financial information and safeguarding our assets. PwC, our independent registered public accounting firm, is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the U.S., as well as the effectiveness of our internal control over financial reporting.

Audit Committee Report

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report with management and PwC. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of The Public Company Accounting Oversight Board (PCAOB), and the SEC, and has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with PwC its independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace our independent registered public accounting firm. The non-audit services performed by PwC were pre-approved by the Audit Committee and were also considered in the discussions of independence. Audit Committee members are not employees of our Company and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee rely on the information provided to them by management and PwC. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with standards of the PCAOB, that the financial statements are presented in accordance with accounting principles generally accepted in the U.S. or that PwC is in fact “independent.”

Based upon the review and discussions described in this report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in its charter, the Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2023, as filed with the SEC on February 20, 2024. The Audit Committee also appointed PwC as the independent registered public accounting firm for our Company for the fiscal year ending December 31, 2024, subject to ratification by our stockholders.

SUBMITTED BY THE AUDIT COMMITTEE

Nessa O’Sullivan (Chair)	Charles M. Herington	Roger G. Eaton	Leroy J. Williams, Jr.

James A. Winnefeld, Jr.

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Beneficial Ownership

The following table contains information about the beneficial ownership of our capital stock as of the Record Date (unless otherwise noted), for each of our current directors and nominees, each of our NEOs, all current directors and executive officers as a group and each stockholder known by us to own beneficially more than 5% of any class of our voting common stock and/or the exchangeable shares issued by Exchangeco. Unless otherwise indicated, and subject to any interests of the holder’s spouse, the person or persons named in the table have sole voting and investment power, based on information furnished by such holders. Shares of common stock subject to RSUs, DSUs, stock options or other rights currently exercisable or exercisable and vesting within 60 days following the Record Date, are deemed outstanding for computing the share ownership and percentage of the person holding such RSUs, DSUs, stock options or rights, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Class A exchangeable shares and Class B exchangeable shares have been converted on a one-for-one basis into corresponding shares of Class A common stock and Class B common stock, respectively.

Name of Beneficial Owner	Number of Class A Shares		Percent of class (%)(1)	Number of Class B Shares(2)		Percent of class (%)(1)
5% Stockholders:
Adolph Coors Company LLC	5,044,534	(3)(4)	96.2%	21,522,798	(4)	10.4%
Adolph Coors Jr. Trust	5,044,534	(3)(4)	96.2%	5,830,000	(4)	2.8%
Pentland Securities (1981) Inc.	5,044,534	(3)	96.2%	3,449,600	(5)	1.7%
4280661 Canada Inc.	5,044,534	(3)	96.2%	—		—
The Vanguard Group	—		—	21,917,485	(6)	10.6%
BlackRock, Inc.	—		—	14,948,787	(7)	7.2%
Dodge & Cox	—		—	14,652,014	(8)	7.1%
Directors and Director Nominees:
Julia M. Brown	—		—	633		*
David S. Coors	—	(9)	—	55,758	(10)	*
Peter H. Coors	2,000	(9)	*	630,441	(11)	*
Roger G. Eaton	—		—	38,953	(12)	*
Mary Lynn Ferguson-McHugh	—		—	14,790		*
Gavin D.K. Hattersley	—		—	681,956	(13)	*
Charles M. Herington	—		—	45,263	(14)	*
Andrew T. Molson	100		*	3,456,865	(15)	1.7%
Geoffrey E. Molson	1,632	(16)	*	20,749	(16)	*
Nessa O’Sullivan	—		—	10,717	(17)	*
H. Sanford Riley	—		—	51,395	(18)	*
Jill Timm	—		—	—		*
Leroy J. Williams, Jr.	—		—	—		*
James “Sandy” A. Winnefeld, Jr.	—		—	8,042		*
Management:
Tracey I. Joubert	—		—	242,067	(19)	*
Natalie Maciolek	—		—	—		*
Michelle St. Jacques	—		—	86,303	(20)	*
Sergey Yeskov	—		—	73,703	(21)	*
All current directors, director nominees and executive officers as a group (18 persons)	3,732	(22)	*	5,417,635	(22)	2.6%

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	80

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*	Denotes less than 1%
(1)	Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the SEC pursuant to Rule 13d-1 under the Exchange Act, we do not believe that any other person beneficially owned, as of the Record Date, greater than 5% of our outstanding Class A common stock or Class B common stock. Ownership percentage calculations are based on 5,241,997 shares of Class A common stock (which assumes the conversion on a one-to-one basis of 2,678,963 Class A exchangeable shares) and 206,913,599 shares of Class B common stock (which assumes the conversion on a one-to-one basis of 9,362,866 shares of Class B exchangeable shares), in each case, outstanding as of the Record Date.
(2)	Includes DSUs held by directors and shares underlying outstanding options currently exercisable or exercisable within 60 days following the Record Date (Current Options), and shares underlying outstanding RSUs that will vest within 60 days following the Record Date (Current RSUs) where applicable. Does not include unvested RSUs for retirement eligible executives (except for Peter H. Coors).
(3)	Shares of Class A common stock (or shares directly exchangeable for Class A common stock) consists of beneficial ownership of 1,857,476 shares owned by Pentland, 667,058 shares owned by 4280661 Canada Inc. (Subco), and 2,520,000 shares owned by Adolph Coors Company LLC (ACC), as Trustee of the Adolph Coors, Jr. Trust (Coors Trust), due to shared voting power resulting from a Voting Agreement, dated February 2, 2005, among Pentland, Subco and the Coors Trust. Pursuant to the Voting Agreement, the parties agreed that the shares of Class A common stock (and shares directly exchangeable for Class A common stock) are to be voted in accordance with the voting provisions of certain Voting Trust Agreements among the parties and certain trustees. Pentland is the sole owner of Subco. The address for each of the Coors Trust and ACC is 2120 Carey Avenue, Suite 412, Cheyenne, Wyoming 82001. The address for each of Pentland and Subco is 335 8th Avenue S.W., Suite 2300, Calgary, Alberta, Canada T2P 1C9.
(4)	This information is derived from the Schedule 13D/A filed by ACC and the Coors Trust with the SEC on March 17, 2020. Shares of Class B common stock beneficially owned by ACC includes (i) 300,000 shares directly owned by ACC, (ii) 5,830,000 shares directly held by the Coors Trust and (iii) 15,392,798 shares beneficially owned by ACC as Trustee of other Coors Family Trusts (as defined below) and Manager of Coors LLCs (defined below), all of which are included in the Class B shares beneficially owned by ACC. ACC is a Wyoming limited liability company which serves as trustee for the Coors Trust, the Bertha Coors Munroe Trust B, the Grover C. Coors Trust, the Herman F. Coors Trust, the Louise Coors Porter Trust and the May Kistler Coors Trust (collectively, the Coors Family Trusts), and as sole Manager of Cotopaxi Capital, LLC and COTEX Descendants LLC, successors in interest to the Class B shares previously held by the Augusta Coors Collbran Trust (the Coors LLCs). The members of ACC are the various Coors Family Trusts. The Board of Directors of ACC consists of seven members who are various members of the Coors family, including Peter H. Coors and David S. Coors. The Board of Directors of ACC has sole investment power with respect to each Coors Family Trust and each Coors LLC. Each member of ACC’s Board of Directors disclaims beneficial ownership of the shares owned by ACC on behalf of the respective Coors Family Trusts except to the extent of his or her pecuniary interest in each trust. An aggregate of 14,600,000 shares of Class B common stock beneficially owned by ACC are pledged as collateral by ACC for the guaranty of the repayment of a loan made by a bank to ACC Financing LLC. ACC Financing LLC is controlled by respective Coors Family Trusts and LLC which are beneficially owned by ACC. These pledged shares represent approximately $988.0 million in total value, or approximately 7.4% of our total market capitalization, as of the Record Date. ACC has agreed to provide notice to us as soon as practicable upon becoming aware of any active steps to enforce the pledged collateral under the applicable pledge documents for the loans. Based on average daily trading volume in March 2024, it would take approximately nine trading days to unwind the total shares pledged by ACC.
(5)	Consists of 3,449,600 Class B common stock (or shares exchangeable for Class B common stock) directly owned by Pentland, of which: (i) 437,000 shares of Class B exchangeable shares are pledged as collateral with an unaffiliated third party for a loan in aggregate principal amount of approximately CAD $20.0 million; and (ii) 478,000 Class B exchangeable shares are pledged as collateral with an unaffiliated third party for a loan in the aggregate principal amount of approximately CAD $15.0 million. Pentland has agreed to provide notice to us as soon as practicable after Pentland is notified that active steps to enforce the pledged collateral under the applicable pledge documents for the loans. Based on average daily trading volume in March 2024, it would take approximately one trading day to unwind the total shares pledged by Pentland, assuming conversion of the Class B exchangeable shares into Class B common stock.
(6)	This information is derived solely from the Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, reporting on beneficial ownership as of December 31, 2023. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.
(7)	This information is derived solely from the Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 26, 2024, reporting on beneficial ownership as of December 31, 2023. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(8)	This information is derived solely from the Schedule 13G/A filed by Dodge & Cox with the SEC on February 13, 2024, reporting on beneficial ownership as of December 31, 2023. The address for Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.
(9)	Beneficial ownership for each of Peter H. Coors and David S. Coors does not include 2,520,000 shares of Class A common stock held indirectly by ACC as trustee for the Coors Trust, nor any shares of Class B common stock held by ACC for itself or on behalf of the Coors Family Trusts or Coors LLCs. Each of Peter H. Coors and David S. Coors disclaims beneficial ownership of all shares of Class A common stock and Class B common stock held by ACC except to the extent of his pecuniary interest therein. If Peter H. Coors or David S. Coors were to be attributed beneficial ownership of the shares of Class A common stock held by ACC, each would beneficially own approximately 48.1% of the Class A common stock, subject to the Voting Agreement.
(10)	Represents (i) 10,879 shares of Class B common stock held directly by David S. Coors, and (ii) 44,879 shares of Class B common stock held indirectly as trustee for the David S Coors Descendant’s Trust U/A dated January 22, 2010.
(11)	Represents (i) 150,688 shares of Class B common stock held directly by Peter H. Coors; (ii) 1,064 shares of Class B common stock held by his wife, Marilyn E. Coors; (iii) 8,051 unvested RSUs; and (iv) 470,638 shares of Class B common stock held indirectly by Peter H. Coors, as a manager of various LLCs, and through related entities.
(12)	Includes 20,581 DSUs.
(13)	Includes (i) 508,904 Current Options and (ii) 77,057 shares of Class B common stock held indirectly as trustee for the Gavin Douglas Kilvington Hattersley Spousal Lifetime Access Trust.
(14)	Includes 25,604 DSUs.
(15)	Represents (i) 186 shares of Class B exchangeable shares held directly by Andrew T. Molson, (ii) 4,079 shares of Class B common stock held directly by Andrew T. Molson, (iii) 3,000 shares of Class B common stock held indirectly by Molbros AT Inc., and (iv) 3,449,600 shares of Class B common stock (or shares exchangeable for Class B common stock) owned by Pentland. Andrew T. Molson is the President of Pentland and shares dispositive power of the Class B common stock beneficially owned by Pentland. The Class B common stock beneficially owned by Pentland are included in Andrew T. Molson’s beneficial ownership as a result of arrangements under the Amended and Restated Stockholders Agreement dated February 9, 2005, between Lincolnshire Holdings Limited, Nooya Investments Limited, Pentland, Eric Molson and Stephen Molson with respect to the securities held by and governance of Pentland. Molbros AT Inc. is a holding company controlled by Andrew T. Molson.
(16)	Geoffrey E. Molson’s Class A holdings represents 1,260 shares of Class A common stock held directly and 372 shares of Class A common stock (or shares directly exchangeable for Class A common stock) indirectly held in a retirement savings plan. His shares of Class B common stock include: (i) 1,198 shares held indirectly in a retirement savings plan, (ii) 1,006 shares (or shares directly exchangeable for Class B common stock) held directly, and (iii) 692 shares (or shares directly exchangeable for Class B common stock) indirectly held in a retirement savings plan.
(17)	Includes 7,320 DSUs.
(18)	Includes (i) 16,560 shares directly exchangeable for Class B common stock, and (ii) 15,668 DSUs.
(19)	Includes 184,522 Current Options.
(20)	Includes 59,017 Current Options.
(21)	Includes 49,204 Current Options.
(22)	The group’s beneficial ownership of Class B common stock includes (i) 8,051 unvested RSUs for Peter H. Coors, (ii) 69,173 DSUs, (iii) 801,647 Current Options, and (iv) 18,444 Class B exchangeable shares as described in the footnotes above. See footnotes above concerning the beneficial ownership of the Class A common stock.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	81

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Questions and Answers

Proxy Materials and Voting Information

What are the Company’s outstanding voting securities?

 The outstanding classes of our voting securities include our Class A common stock, par value $0.01 per share (Class A common stock) and our Class B common stock, par value $0.01 per share (Class B common stock). In addition, we have outstanding one share of our Special Class A voting stock, par value $0.01 per share (Special Class A voting stock) and one share of Special Class B voting stock, par value $0.01 per share (Special Class B voting stock) through which the holders of the Class A exchangeable shares (Class A exchangeable shares) issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary (Exchangeco), and the holders of the Class B exchangeable shares (Class B exchangeable shares) issued by Exchangeco, respectively, may exercise their voting rights with respect to Molson Coors.

Through the voting rights of the special voting stock and a voting trust arrangement, the holders of the Class A exchangeable shares and the Class B exchangeable shares are effectively, subject to additional steps described below, entitled to vote at the Annual Meeting on an equivalent basis with holders of our Class A common stock and Class B common stock, respectively.

Each holder of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) is entitled to one vote for each share held, without the ability to cumulate votes on the election of directors.

For more details regarding our various classes of stock, including the differences between our Class A common stock and Class B common stock and our Special Class A voting stock and Special Class B voting stock, and regarding the exchangeable shares issued by Exchangeco, please refer to the “Common Stock and Exchangeable Shares” section of this Proxy Statement.

What is the record date for the Annual Meeting and what does it mean?

The record date for the Annual Meeting is March 22, 2024 (Record Date). Owners of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) at the close of business on the Record Date are entitled to:

•	receive notice of the Annual Meeting; and
•	vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

For additional information about how an owner or a beneficial owner of exchangeable shares issued by Exchangeco may vote at the Annual Meeting, please refer to the “How do I attend and vote at the Annual Meeting?” question.

How many shares are outstanding?

As of the close of business on the Record Date, there were outstanding 2,563,034 shares of Class A common stock, and 197,550,733 shares of Class B common stock, one share of Special Class A voting stock (representing 2,678,963 votes related to the then-outstanding Class A exchangeable shares) and one share of Special Class B voting stock (representing 9,362,866 votes related to the then-outstanding Class B exchangeable shares), each entitled to one vote per share.

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What is the quorum requirement of the Annual Meeting?

The holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on a matter at the Annual Meeting, present in person or represented by proxy as of the close of business on the Record Date will constitute a quorum for voting at the Annual Meeting.  Further, where a separate vote by class or classes or a series or multiple series is required for any matter, the holders of shares entitled to cast a majority of the total votes of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, will constitute a quorum to take action with respect to that vote on that matter. Abstentions and broker non-votes count as present for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker returns a proxy card but does not vote on one or more matters because the broker does not have the authority to do so without instructions from the beneficial owner.

What are my voting choices for each of the proposals to be voted on at the Annual Meeting; Who is eligible to vote; and What are the voting standards?

Proposal	Eligible to Vote	Voting Choices and Board Recommendation	Voting Standard
Proposal 1: Election of Directors Election of 11 Class A Directors	Class A common stock Class A exchangeable shares(1)	• vote for all nominees • vote for specific nominees • vote withhold on all nominees • vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes present in person or represented by proxy and entitled to vote, voting together as a class; cumulative voting is not permitted
Proposal 1: Election of Directors Election of three Class B Directors	Class B common stock Class B exchangeable shares(1)	• vote for all nominees • vote for specific nominees • vote withhold on all nominees • vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes present in person or represented by proxy and entitled to vote, voting together as a class; cumulative voting is not permitted
Proposal 2: Advisory Vote to Approve NEO Compensation (the Advisory Say-on-Pay Vote)	Class A common stock Class B common stock Class A exchangeable shares(1) Class B exchangeable shares(1)	• vote for the proposal • vote against the proposal • abstain from voting on the proposal Our Board recommends a vote FOR the advisory say-on-pay vote.	Majority of votes cast, voting together as a single class
Proposal 3: Ratify Appointment of PwC as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024	Class A common stock Class A exchangeable shares(1)	• vote for the ratification • vote against the ratification • abstain from voting on the ratification Our Board recommends a vote FOR the ratification.	Majority of votes cast
(1)	The voting rights for the exchangeable shares issued by Exchangeco are exercised through the share of our Special Class A voting stock and the share of our Special Class B voting stock, as applicable.

At the Annual Meeting, the Class A Holders may not cast votes for a greater number of director nominees than the 11 Class A nominees named in this Proxy Statement, and the Class B Holders may not cast votes for a greater number of director nominees than the three Class B nominees named in this Proxy Statement. The 11 Class A director nominees receiving the highest number of “FOR” votes cast at the Annual Meeting or by proxy will be elected. The three Class B director nominees receiving the highest number of “FOR” votes cast at the Annual Meeting or by proxy will be elected.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	83

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What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

Stockholders of record

COMMON STOCK

•	If you own Class A common stock or Class B common stock registered directly in your name through Computershare Trust Company, N.A., our transfer agent, you are considered a stockholder of record with respect to those shares; and

EXCHANGEABLE SHARES

•	If you own Class A exchangeable shares or Class B exchangeable shares issued by Exchangeco, you are considered a stockholder of record with respect to those shares.

Beneficial owners

If your shares are held in a brokerage account or by a bank, you are considered a beneficial owner of those shares. In this case, the Notice of Internet Availability of Proxy Materials has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.

What different methods can I use to vote? If I hold exchangeable shares what is the deadline for submitting my voting instruction card?

IMPORTANT: If you are planning to attend the Annual Meeting in person and vote your shares, please follow the procedures described in the response to the “How do I attend and vote at the Annual Meeting?” question below for information on attending the Annual Meeting.

Written Proxy/Voting Instruction Card

All stockholders of record (including owners of record of exchangeable shares) can vote by written proxy/voting instruction card. If you own exchangeable shares, TSX Trust Company (TSX Trust (formerly known as AST Trust Company)), as trustee of our special voting stock, will vote your shares in accordance with your voting instruction card. If you are a beneficial owner of our common stock or the exchangeable shares, you will receive a written proxy/voting instruction card from your Broker relating to those shares.

By Telephone or via the Internet

All stockholders of record (including owners of record of exchangeable shares) may also submit a proxy/voting instruction card by touch-tone telephone from the U.S., Puerto Rico and Canada using the toll-free telephone number on the proxy/voting instruction card, or via the Internet, using the procedures and instructions described on the proxy/voting instruction card. Beneficial owners (including beneficial owners of exchangeable shares) may submit a proxy/voting instruction card by telephone or via the Internet if their Broker makes those methods available, in which case, the Broker will enclose the instructions with the proxy materials. The telephone and Internet proxy/voting instruction procedures are designed to authenticate stockholders’ identities, to allow stockholders to submit a proxy/voting instruction card for their shares and to confirm that their instructions have been properly recorded.

In Person at the Annual Meeting

All stockholders of record (including owners of record of exchangeable shares) may vote in person at the Annual Meeting. Owners of record of exchangeable shares and beneficial owners of Class A common stock and Class B common stock may vote in person at the Annual Meeting if they have a legal proxy, as described in the response to the “How do I attend and vote at the Annual Meeting?” question.

Deadline for Delivering Voting Instructions for Exchangeable Shares

If you own exchangeable shares, you must submit your proxy/voting instruction card via mail no later than 5:00 p.m. EDT on May 10, 2024 and by 7:00 a.m. EDT on May 13, 2024 by telephone or Internet.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	84

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How do I attend and vote at the Annual Meeting?

Important Parking Information: If you plan on attending the Annual Meeting, please park in the Coors Brewery Tour parking lot at the corner of 13th Street and Ford Street in Golden, Colorado. A complimentary shuttle will transport you to the Annual Meeting location.

Stockholders of Record

COMMON STOCK

You will be asked to present photo identification, such as a driver’s license, in order for us to verify your ownership of shares. If you vote prior to the Annual Meeting, you should indicate your planned attendance at the Annual Meeting when you submit your proxy/voting instruction card.

EXCHANGEABLE SHARES

You will be asked to present photo identification, such as a driver’s license, in order for us to verify your ownership of shares. If you vote prior to the Annual Meeting, you should indicate your planned attendance at the Annual Meeting when you submit your proxy/voting instruction card. Please note that upon admittance to the Annual Meeting, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described below.

Beneficial Owners

Please bring the notice or voting instruction form you received from your Broker, as well as photo identification, for admission to the Annual Meeting. You also may bring your brokerage statement reflecting your ownership as of the Record Date. Please note that upon admittance to the Annual Meeting, you will not be able to vote your shares at the Annual Meeting without a legal proxy.

COMMON STOCK

If your shares are held in “street name,” you should contact your Broker to furnish you with a legal proxy or otherwise vote through the Broker. You will need to bring the legal proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. If you do not receive the legal proxy in time, you can follow the procedures above to gain admission to the Annual Meeting. However, you will not be able to vote your shares at the Annual Meeting.

EXCHANGEABLE SHARES

You may exercise voting rights in person at the Annual Meeting by obtaining a proxy from TSX Trust, the trustee who holds the Special Class A voting stock and the Special Class B voting stock, to exercise such voting rights personally at the Annual Meeting. You must instruct your Broker to obtain such proxy from TSX Trust in order to be able to exercise voting rights in person at the meeting and you will not be able to vote your shares at the Annual Meeting without a legal proxy. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Important Note: Cameras, sound or video recording equipment or other similar equipment, electronic devices, large bags, briefcases, or packages will not be allowed into the Annual Meeting. We realize that many cellular phones have built-in digital cameras and sound recorders, and while you may bring these phones into the Annual Meeting, you may not use the camera or recording.

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How do I vote if I hold shares in my Molson Coors Employees’ Retirement and Savings Plan (Molson Coors Plan)?

According to the trust agreement concerning the Molson Coors Plan, employees holding Molson Coors shares in their retirement plans are entitled to receive proxy materials and vote at the Annual Meeting. If you participate in the Molson Coors Plan, you may give voting instructions for the number of shares of common stock equivalent to the interest in Molson Coors common stock credited to your account as of the Record Date. You may provide voting instructions to Fidelity Management Trust Company, as trustee, through its agent, Broadridge Financial Services Inc. (Broadridge), by completing and returning the proxy/voting instruction card accompanying your proxy materials. The trustee will vote your shares in accordance with your duly executed instructions that must be received via mail no later than 5:00 p.m. EDT on May 10, 2024 and by 7:00 a.m. EDT on May 13, 2024 by telephone or Internet.

If you do not send instructions to Broadridge, then the trustee will vote shares credited to your account in the same proportion on each issue as it votes those shares credited to the accounts of other employees holding Molson Coors shares in the Molson Coors Plan for which it has received voting instructions.

What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?

Stockholders of record should specify their choice for each matter on the enclosed proxy/voting instruction card. If no specific instructions are given, proxies which are signed and returned will be voted:

•	FOR the election of all director nominees of the applicable class as set forth in this Proxy Statement;
•	FOR the advisory proposal to approve the advisory say-on-pay vote; and
•	FOR the proposal to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion.

What can I do if I change my mind after I submit a proxy/voting instruction card for my shares?

Holders of our Class A common stock and our Class B common stock may revoke their proxy at any time prior to the completion of voting at the Annual Meeting by:

•	giving written notice to our Secretary at one of our Principal Executive Offices;
•	delivering a later-dated proxy; or
•	voting in person at the Annual Meeting.

Holders of Class A or Class B exchangeable shares may revoke their voting instructions by delivering subsequent voting instructions via mail no later than 5:00 p.m. EDT on May 10, 2024 and by 7:00 a.m. EDT on May 13, 2024 by telephone or Internet.

Holders of shares in the Molson Coors Plan may revoke their voting instructions by delivering subsequent voting instructions via mail no later than 5:00 p.m. EDT on May 10, 2024 and by 7:00 a.m. EDT on May 13, 2024 by telephone or Internet.

Beneficial owners of Class A or Class B common stock or exchangeable shares may revoke their proxy by following the instructions provided by their respective Broker.

Your attendance at the Annual Meeting will not, by itself, constitute revocation of your proxy.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	86

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What if I am a beneficial owner and do not timely give voting instructions to my broker, or if I am an owner of exchangeable shares and do not timely provide voting instructions?

Common Stock

If you are a beneficial owner you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to vote your shares at the Annual Meeting. If you do not timely provide voting instructions to your Broker, whether your shares can be voted by such Broker depends on the type of item being considered for election. Your Broker is bound by the rules of the NYSE regarding whether or not it can exercise discretionary voting power for any particular proposal.

Exchangeable Shares

If you are a holder of record of Class A exchangeable shares and/or Class B exchangeable shares, you must provide your voting instructions by mail, via the internet or by phone no later than 7:00 a.m. EDT on May 13, 2024, in order for TSX Trust to vote your shares at the Annual Meeting. If you are a beneficial owner of exchangeable shares, you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to provide voting instructions no later than 7:00 a.m. EDT on May 13, 2024. If you do not or your Broker does not, as applicable, send instructions by this deadline, your exchangeable shares will not be voted on any matter.

The table below sets forth each proposal on the ballot, whether a Broker can exercise discretion and vote your shares absent your instructions.

Proposal	Can Brokers Vote Absent Instructions?
Class A and Class B common stock	Class A and Class B exchangeable shares
Proposal 1: Election of Directors	No	No
Proposal 2: Advisory Say-on-Pay Vote	No	No
Proposal 3: Ratification of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024	Yes*	No*

*	Only Class A common stock and Class A exchangeable shares are eligible to vote on Proposal 3

How are abstentions, broker non-votes, and withheld votes counted?

Abstentions and Broker non-votes are included in determining whether a quorum is present, but will not be included in votes cast, so they will not affect the outcome of the vote on any proposal. Withhold votes for any director nominee will have no effect.

Can I access the Notice of Annual Meeting, Proxy Statement and Annual Report on the internet?

The Notice of Annual Meeting, Proxy Statement and our Annual Report are available at www.proxyvote.com. Instead of receiving future copies of these documents by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will reduce the impact on the environment and save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	87

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Stockholders of Record (including Owners of Record of Exchangeable Shares)

If you submit proxy/voting instructions via the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners

If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your Broker regarding the availability of this service.

How are proxies solicited and what is the cost?

The Board is soliciting proxies for the Annual Meeting.  We have engaged Georgeson Inc. to assist with the solicitation of proxies for a customary fee of $8,500, plus expenses. We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of record of common stock and/or exchangeable shares. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact; however they will not receive any additional compensation for these activities.

What if I only received one copy of the proxy materials, even though multiple stockholders reside at my address?

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials and a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for our Company and reduce the environmental impact of the Annual Meeting. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless we have received contrary instructions from one or more of the stockholders at that address. Beneficial owners who desire to eliminate duplicate mailings, or request to receive multiple copies if a single copy is being received, should contact their Broker for more information. Stockholders of record of our common stock and the exchangeable shares should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call them at 866-540-7095.

Upon written or oral request at the address or telephone number above, a separate copy of the proxy materials will be promptly delivered to any beneficial holder at a shared address to which a single copy of the proxy materials was delivered. However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s Annual Meeting should follow the instructions included in the Notice of Internet Availability that was sent to such stockholder.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	88

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Corporate Structure, Common Stock and Exchangeable Shares

What is the difference between our Class A common stock and Class B common stock?

Generally

Under the terms of our Restated Certificate of Incorporation, our Class A common stock and our Class B common stock are identical in all respects except for their voting rights and as otherwise provided in our Restated Certificate of Incorporation. The Class A common stock and Class B common stock are traded on the NYSE under the symbols TAP.A and TAP, respectively.

Voting Rights

The Class B Holders may vote with respect to the following: (i) any matter required by the Delaware General Corporation Law, as amended (DGCL); (ii) for the election of up to three Class B directors; and (iii) as provided in our Restated Certificate of Incorporation, including, with respect to our advisory say-on-pay vote and those items described below. In all other cases, the right to vote is vested exclusively with the Class A Holders.

Under our Restated Certificate of Incorporation, the Class A Holders and Class B Holders have the right to vote, as separate classes and not jointly, on:

•	any merger that requires stockholder approval under the DGCL;
•	any sale of all or substantially all of our assets, other than to a related party;
•	any proposal to dissolve our Company or any proposal to revoke the dissolution of our Company; or
•	any amendment to the Restated Certificate of Incorporation that requires stockholder approval under our Restated Certificate of Incorporation or the DGCL and that would:

–  increase or decrease the aggregate number of the authorized shares of Class B common stock;

–  change the rights of any shares of Class B common stock;

–  change the shares of all or part of Class B common stock into a different number of shares of the same class;

–  increase the rights of any other class that is equal or superior to Class B common stock with respect to distribution or  dissolution rights (a co-equal class);

–  create any new co-equal class of stock;

–  other than pursuant to our Restated Certificate of Incorporation, exchange or reclassify any shares of Class B common stock  into shares of another class, or exchange, reclassify or create the right of exchange of any shares of another class into shares of Class B common stock; or

–  limit or deny existing preemptive rights of, or cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on, any shares of Class B common stock.

Director Elections

•	The Class A Holders, voting together as a single class, are entitled to elect 12 of our directors, although there is one vacancy, which our Board does not currently plan to fill; and
•	The Class B Holders, voting together as a single class, are entitled to elect three of our directors.

Annual Advisory Say-On-Pay Vote

In addition, the Class A Holders and Class B Holders, voting together as a single class, are entitled to vote to approve on a non-binding, advisory basis, the compensation of our NEOs.

Ratification of Independent Registered Public Accounting Firm

The Class A Holders, voting together as a single class, are entitled to vote to ratify the appointment of our independent registered public accounting firm. The Class B Holders are not entitled to vote on this matter.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	89

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What are the Class A exchangeable shares and Class B exchangeable shares? How do they vote? How are they different from the Class A common stock and Class B common stock?

The Class A exchangeable shares and Class B exchangeable shares are publicly traded on the TSX under the symbols TPX.A and TPX.B, respectively, and were issued by Exchangeco in connection with the February 2005 merger of Molson Inc. with and into Adolph Coors Company. The Class A exchangeable shares and Class B exchangeable shares were issued to certain shareholders of Molson Inc. by Exchangeco in lieu of receiving our Class A common stock and/or our Class B common stock, respectively. These shares may, subject to certain terms and conditions, be exchanged for our shares of Class A common stock or our Class B common stock, respectively. Until exchanged, the exchangeable shares are intended to be provided substantially the same economic and voting rights as our Class A common stock and our Class B common stock into which each may respectively be exchanged.

Generally, our Special Class A voting stock and our Special Class B voting stock vote together with the Class A common stock and Class B common stock, respectively, on all matters on which such class of our common stock is entitled to vote. Furthermore, the outstanding share of our Special Class A voting stock is entitled to one vote for each outstanding Class A exchangeable share, and the outstanding share of our Special Class B voting stock is entitled to one vote for each outstanding Class B exchangeable share, in each case, excluding shares held by our Company or our subsidiaries.

Through a voting trust arrangement, owners of record of exchangeable shares, other than our Company or our subsidiaries, as of the Record Date are entitled to vote at the annual meetings of holders of the corresponding classes of our common stock. Specifically, such owners of record may provide voting instructions in respect of their exchangeable shares to TSX Trust, as trustee and registered stockholder of the Special Class A voting stock and Special Class B voting stock. TSX Trust, as trustee, is entitled to cast the number of votes equal to the number of then-outstanding Class A exchangeable shares and/or Class B exchangeable shares, as the case may be, but will only cast the number of votes equal to the number of corresponding exchangeable shares as to which it has received voting instructions from the owners of those exchangeable shares on the Record Date, and will cast its votes in accordance with such instructions so received.

I am a holder of exchangeable shares, will I receive additional materials?

No, you will not receive a notice of an annual meeting of the shareholders of Exchangeco, and you will not receive an information circular or proxy for an annual meeting of the shareholders of Exchangeco. The exchangeable shares are non-voting with respect to Exchangeco, except as required by the provisions attached to the exchangeable shares or by applicable law; however, the exchangeable shares (through our special voting stock) may generally vote together with our common stock into which such exchangeable shares may be exchanged. Therefore, this Proxy Statement and the proxy solicitation materials relate solely to our Company, and there will not be a separate annual meeting of Exchangeco.

The holders of exchangeable shares effectively have a participating interest in our Company rather than Exchangeco. It is, therefore, the information relating to the Company that is directly relevant to the voting rights of holders of exchangeable shares in connection with the matters to be transacted at the Annual Meeting. The value of the exchangeable shares is derived from dividend and dissolution entitlements as well as capital appreciation corresponding to our common stock into which such shares may be exchanged. Accordingly, the value of the exchangeable shares may be determined by reference to the consolidated financial performance and condition of our Company, and we believe the information regarding Exchangeco (other than as included in our public disclosure and consolidated financial statements) is not relevant to holders of exchangeable shares when exercising their voting rights on the matters to be transacted at the Annual Meeting.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	90

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Board Communications, Stockholder Proposals and Company Documents

How do I communicate with the Board?

Stockholders and other interested parties may communicate directly with our Chair, our Audit Chair, any individual director or the non-employee directors as a group by writing to those individuals or the group at the following address: Molson Coors Beverage Company, c/o Secretary, P.O. Box 4030, BC555, Golden, Colorado 80401. At the direction of our Board, all mail received may be opened and screened for security purposes. All mail, other than items deemed unsuitable by our Secretary (such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys), will be forwarded to the addressee as follows: mail addressed to a particular director will be forwarded or delivered to that director; mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to our chair of the Compensation & HR Committee; and mail addressed to the “Board” will be forwarded or delivered to our Chair.

How do I submit a proposal for action at the 2025 Annual Meeting of Stockholders?

To be eligible for inclusion in our Proxy Statement for the 2025 Annual Meeting of Stockholders proposals must meet the requirements of Rule 14a-8 of the Exchange Act and, must be received by us at one of our Principal Executive Offices by December 4, 2024, unless the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or after May 15, 2025, in which case the proposal must be received within a reasonable time before we begin to print and send our proxy materials.

Stockholders who intend to submit proposals not intended to be included in the Proxy Statement or nominations of persons to stand for election to our Board must provide written notice to the Secretary of our Company in compliance with the requirements of our Bylaws. To be timely, notice of a director nomination or any other business for consideration at the stockholders’ meeting must be delivered to our Secretary at one of our Principal Executive Offices no earlier than the close of business on January 15, 2025, and no later than the close of business on February 14, 2025. However, if the date of our 2025 Annual Meeting of Stockholders is more than 20 days before or more than 90 days after the first anniversary of the date of the Annual Meeting, then such notice must be delivered no earlier than the close of business on the 120th calendar day prior to the date of the 2025 Annual Meeting and not later than the close of business on the later of the 90th calendar day prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of 2025 Annual Meeting is first made by us.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than our nominees and that if any change occurs with respect to such stockholder’s intent to solicit the holders of the Company’s representing at least 67% of such voting power, such stockholder must notify us promptly). Such notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than March 16, 2025.

Where can I get copies of your corporate governance documents?

Our current Governance Guidelines, Code of Business Conduct, Restated Certificate of Incorporation, Bylaws and written charters for the Audit, Governance, Compensation & HR and Finance Committees are posted on our website at www.molsoncoors.com. Stockholders may also request a free copy of these documents from: Molson Coors Beverage Company, c/o Secretary, P.O. Box 4030, BC555, Golden, Colorado 80401.

Where can I get a copy of the Company’s Annual Report?

You can request to receive a copy of our Annual Report at no charge. Send your written requests to our Secretary at P.O. Box 4030, BC555, Golden, Colorado, 80401. The exhibits to the Annual Report are available upon the payment of charges associated with our cost of reproduction.

You can also obtain copies of the Annual Report and exhibits, as well as other filings we make with the SEC, on our website at www.molsoncoors.com, at www.proxyvote.com or on the SEC’s website at www.sec.gov.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	91

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Other Business

As of the date of this Proxy Statement, our Company received no proposal, nomination for directors or other business submitted in accordance with its Bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this Proxy Statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of our Board, Molson Coors Beverage Company

Natalie Maciolek
Chief Legal & Government Affairs Officer and Secretary

April 3, 2024

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	92

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Annex A

Use of Non-GAAP Measures

In addition to financial measures presented on the basis of U.S. GAAP, we also use non-GAAP financial measures, as listed and defined below, for operational and financial decision making and to assess Company and segment business performance. These non-GAAP measures should be viewed as supplements to (not substitutes for) our results of operations presented under U.S. GAAP.  We have provided reconciliations of all historical non-GAAP measures to their nearest U.S. GAAP measure and have consistently applied the adjustments within our reconciliations in arriving at each non-GAAP measure.

Our management uses these metrics to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; in communications with the board of directors, stockholders, analysts and investors concerning our financial performance; as useful comparisons to the performance of our competitors; and as metrics of certain management incentive compensation calculations. We believe these measures are used by, and are useful to, investors and other users of our financial statements in evaluating our operating performance.

•	Underlying Income (Loss) before Income Taxes (Closest GAAP Metric: Income (Loss) Before Income Taxes) – Measure of the Company’s or segment’s income (loss) before income taxes excluding the impact of certain non-GAAP adjustment items from our U.S. GAAP financial statements. Non-GAAP adjustment items include goodwill and other intangible and tangible asset impairments, restructuring and integration related costs, unrealized mark-to-market gains and losses, potential or incurred losses related to certain litigation accruals and settlements and gains and losses on sales of non-operating assets, among other items included in our U.S. GAAP results that warrant adjustment to arrive at non-GAAP results. We consider these items to be necessary adjustments for purposes of evaluating our ongoing business performance and are often considered nonrecurring. Such adjustments are subjective, involve significant management judgment and can vary substantially from company to company.
•	Underlying Free Cash Flow (Closest GAAP Metric: Net Cash Provided by (Used in) Operating Activities) – Measure of the Company’s operating cash flow calculated as Net Cash Provided by (Used In) Operating Activities less Additions to Properties and excluding the pre-tax cash flow impact of certain non-GAAP adjustments from our U.S. GAAP financial statements, primarily related to costs paid for restructuring activities. We consider underlying free cash flow an important measure of our ability to generate cash, grow our business and enhance shareholder value, driven by core operations and after adjusting for non-GAAP adjustment items, which can vary substantially from company to company depending upon accounting methods, book value of assets and capital structure.
•	Net debt and net debt to underlying earnings before interest, taxes, depreciation, and amortization ("underlying EBITDA") (Closest GAAP Metrics: Cash, Debt, & Income (Loss) Before Income Taxes) – Measure of the Company’s leverage calculated as Net debt (defined as current portion of long-term debt and short-term borrowings plus long-term debt less cash and cash equivalents) divided by the trailing twelve month underlying EBITDA. Underlying EBITDA is calculated as Net Income (Loss) excluding Interest expense (income), income tax expense (benefit), depreciation and amortization, and the impact of non-GAAP adjustment items (as defined above). This measure is not the same as the Company’s maximum leverage ratio as defined under its revolving credit facility, which allows for other adjustments in the calculation of net debt to EBITDA. Non-GAAP adjustment items include goodwill and other intangible and tangible asset impairments, restructuring and integration related costs, unrealized mark-to-market gains and losses, potential or incurred losses related to certain litigation accruals and settlements and gains and losses on sales of non-operating assets, among other items included in our U.S. GAAP results that warrant adjustment to arrive at non-GAAP results. We consider these items to be necessary adjustments for purposes of evaluating our ongoing business performance and are often considered non-recurring. Such adjustments are subjective, involve significant management judgment and can vary substantially from company to company. This measure is not the same as our maximum leverage ratio as defined under our revolving credit facility, which allows for other adjustments in the calculation of net debt to EBITDA.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	93

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•	Constant currency – Constant currency is a non-GAAP measure utilized to measure performance, excluding the impact of translational and certain transactional foreign currency movements, and is intended to be indicative of results in local currency. As we operate in various foreign countries where the local currency may strengthen or weaken significantly versus the U.S. dollar or other currencies used in operations, we utilize a constant currency measure as an additional metric to evaluate the underlying performance of each business without consideration of foreign currency movements. We present all percentage changes for net sales and underlying income (loss) before income taxes in constant currency and calculate the impact of foreign exchange by translating our current period local currency results (that also include the impact of the comparable prior period currency hedging activities) at the average exchange rates during the respective period throughout the year used to translate the financial statements in the comparable prior year period. The result is the current period results in U.S. dollars, as if foreign exchange rates had not changed from the prior year period. Additionally, we exclude any transactional foreign currency impacts, reported within the other non-operating income (expense), net line item, from our current period results.

Our long-term targets for any of the measures noted above are also non-GAAP financial measures that exclude or otherwise have been adjusted for non-GAAP adjustment items from our U.S. GAAP financial statements. When we provide long-term targets for any of the various non-GAAP metrics described above, we do not provide reconciliations of the U.S. GAAP measures as we are unable to predict with a reasonable degree of certainty the actual impact of the non-GAAP adjustment items. By their very nature, non-GAAP adjustment items are difficult to anticipate with precision because they are generally associated with unexpected and unplanned events that impact our Company and its financial results. Therefore, we are unable to provide a reconciliation of these measures without unreasonable efforts.

Reconciliation to Nearest U.S. GAAP Measures

Underlying Income (Loss) Before Income Taxes

($ in millions)	For the year ended
	December 31, 2023	December 31, 2022
(U.S GAAP) Income (loss) before income taxes	1,252.5	(62.5)
Adjustments to arrive at underlying:
Goodwill impairment	—	845.0
Restructuring	4.1	9.1
Intangible and tangible asset impairments, excluding goodwill	160.8	36.3
(Gains) and losses on other disposals	10.8	(6.8)
Unrealized mark-to-market (gains) losses(1)	98.9	225.8
Other items(2)	4.1	57.9
(Non-GAAP) Underlying Income (loss) before income taxes	1,531.2	1,104.8
(1)	The unrealized changes in fair value on our commodity hedges, which are economic hedges, are recorded as cost of goods sold within Unallocated. As the exposure we are managing is realized, we reclassify the gain or loss to the segment in which the underlying exposure resides, allowing our segments to realize the economic effects of the derivative without the resulting unrealized mark-to-market volatility.
(2)	In 2022, we recorded an accrued liability of $56.6 million as the best estimate of probable loss in the Keystone litigation case based on the judgment plus associated post-judgment interest, a non-cash pension settlement loss of $8.0 million as a result of an annuity purchase for a portion of one of our Canada pension plans, and a non-cash pension settlement gain of $5.3 million as a result of an annuity purchase for a portion of our U.S. Qualified Pension Plan.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	94

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Underlying Free Cash Flow

($ in millions)	For the year ended
	December 31, 2023	December 31, 2022
(U.S GAAP) Net Cash Provided By (Used In) Operating Activities	2,079.0	1,502.0
Less: Additions to properties(1)	(671.5)	(661.4)
Add/Less: Cash impact of non-GAAP adjustment items(2)	12.5	12.3
(Non-GAAP) Underlying Free Cash Flow	1,420.0	852.9
(1)	Included in net cash provided by (used in) investing activities.
(2)	Included in net cash provided by (used in) investing activities and primarily reflects costs paid for restructuring activities for the years ended December 31, 2023 and December 31, 2022.

Net Debt and Net Debt to Underlying EBITDA Ratio

($ in millions (except net debt to underlying EBITDA))	For the year ended
	December 31, 2023	December 31, 2022
Current portion of long-term debt and short-term borrowings	911.8	397.1
Add: Long-term debt	5,312.1	6,165.2
Less: Cash and cash equivalents	868.9	600.0
Net Debt	5,355.0	5,962.3
(Non-GAAP) Underlying EBITDA	2,422.6	2,035.9
(Non-GAAP) Net debt to underlying EBITDA	2.21	2.93

Underlying EBITDA

($ in millions)	As of
	December 31, 2023	December 31, 2022
(U.S GAAP) Net income (loss) attributable to MCBC	948.9	(175.3)
Add: Net income (loss) attributable to noncontrolling interests	7.5	(11.2)
Net income (loss)	956.4	(186.5)
Add: Interest expense (income), net	208.6	246.3
Add: Income tax expense (benefit)	296.1	124.0
Add: Depreciation and amortization	682.8	684.8
Adjustments included in underlying income(1)	278.7	1,167.3
(Non-GAAP) Underlying EBITDA	2,422.6	2,035.9
(1)	Refer to the “Underlying Income (Loss) Before Income Taxes” above for a summary of non-GAAP adjustment items.

MOLSON COORS BEVERAGE CO.	2024 Proxy Statement	95

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V29973-P06280 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3.

VOTE ON DIRECTORS:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Julia M. Brown
02) David S. Coors
03) Peter H. Coors
04) Mary Lynn Ferguson-McHugh
05) Gavin D. K. Hattersley
06) Andrew T. Molson
07) Geoffrey E. Molson
08) Nessa O'Sullivan
09) Jill Timm
10) Leroy J. Williams, Jr.
11) James "Sandy" A. Winnefeld, Jr.

VOTE ON PROPOSALS:

	For	Against	Abstain
2. To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as Molson Coors Beverage Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Common Stock of Molson Coors Beverage Company

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 15, 2024

Cut-off Date For Holders of Class A Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 14, 2024.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 10, 2024 for mailed in ballots and by 7:00 A.M. EDT on May 13, 2024 if voting by telephone or Internet.

V29974-P06280

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Natalie G. Maciolek, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 22, 2024, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 22, 2024, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

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MOLSON COORS beverage company

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V29975-P06280-Z87017 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

VOTE ON DIRECTORS:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Coors Beverage Company

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 15, 2024

Cut-off Date For Holders of Class B Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 14, 2024.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 10, 2024 for mailed in ballots and by 7:00 A.M. EDT on May 13, 2024 if voting by telephone or Internet.

Cut-off Date For Participants in the Molson Coors Employees' Retirement and Savings Plan

Voting instructions from participants in the Molson Coors Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 10, 2024 for mailed in ballots and by 7:00 A.M. EDT on May 13, 2024 if voting by telephone or Internet.

V29976-P06280-Z87017

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Natalie G. Maciolek, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 22, 2024, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 22, 2024, in accordance with the individual's voting instructions.

Participants in the Molson Coors Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, all the voting rights related to the shares of Molson Coors Beverage Company attributed to the individual at the close of business on March 22, 2024, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V29966-P06281 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3.

	For All	Withhold All	For All Except
VOTE ON DIRECTORS:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) Julia M. Brown
02) David S. Coors
03) Peter H. Coors
04) Mary Lynn Ferguson-McHugh
05) Gavin D. K. Hattersley
06) Andrew T. Molson
07) Geoffrey E. Molson
08) Nessa O'Sullivan
09) Jill Timm
10) Leroy J. Williams, Jr.
11) James "Sandy" A. Winnefeld, Jr.

VOTE ON PROPOSALS:

		For	Against	Abstain
2.	To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐
3.	To ratify the appointment of PricewaterhouseCoopers LLP as Molson Coors Beverage Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Common Stock of Molson Coors Beverage Company

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 15, 2024

Cut-off Date For Holders of Class A Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 14, 2024.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 10, 2024 for mailed in ballots and by 7:00 A.M. EDT on May 13, 2024 if voting by telephone or Internet.

V29967-P06281

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Natalie G. Maciolek, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 22, 2024, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 22, 2024, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Back to Contents

MOLSON COORS beverage company

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V29968-P06281 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

	For All	Withhold All	For All Except
VOTE ON DIRECTORS:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Coors Beverage Company

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Or Participants in Molson Coors Employees' Retirement and Savings Plan

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 15, 2024

Cut-off Date For Holders of Class B Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 14, 2024.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 10, 2024 for mailed in ballots and by 7:00 A.M. EDT on May 13, 2024 if voting by telephone or Internet.

Cut-off Date For Participants in the Molson Coors Employees' Retirement and Savings Plan

Voting instructions from participants in the Molson Coors Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 10, 2024 for mailed in ballots and by 7:00 A.M. EDT on May 13, 2024 if voting by telephone or Internet.

V29969-P06281

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Natalie G. Maciolek, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 22, 2024, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 22, 2024, in accordance with the individual's voting instructions.

Participants in the Molson Coors Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 15, 2024, all the voting rights related to the shares of Molson Coors Beverage Company attributed to the individual at the close of business on March 22, 2024, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

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